UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement (deemed filed pursuant to General Instruction E to Form S-4 referenced below)

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PARK PLACE ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	Definitive Proxy Statement

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $984.86
	(2)	Form, Schedule or Registration Statement No.: Form S-4, Registration No. 333-205771
	(3)	Filing Party: Park Place Energy Inc.
	(4)	Date Filed: July 21, 2015

PARK PLACE ENERGY CORP.

PROXY STATEMENT/PROSPECTUS

A REINCORPORATION AND HOLDING COMPANY MERGER IS PROPOSED

YOUR VOTE IS IMPORTANT

Dear Fellow Stockholder:

On behalf of the Board of Directors of Park Place Energy Corp., a Nevada corporation (“PPEC”), you are cordially invited to attend a special meeting of stockholders of PPEC to be held on November 11, 2015, at 10 a.m., local time, at the Executive Conference Center, located on the 40th floor at 2200 Ross Avenue, Dallas, TX 75201. PPEC’s principal offices are located in the same building at Suite 4500E.

At the special meeting, you will be asked to consider and vote upon (1) a proposal to approve an agreement and plan of merger (the “merger agreement”), pursuant to which PPEC will merge with and into a wholly owned subsidiary of Park Place Energy Inc., a newly formed Delaware corporation, which is itself a subsidiary of PPEC (we refer to this proposal as the “Reincorporation Proposal”), and (2) if the Reincorporation Proposal is approved, to consider a proposal, which we refer to as the “Incentive Plan Proposal,” to approve the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants; and (3) a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement. If the Reincorporation Proposal and the Incentive Plan Proposal are approved and the transactions contemplated by the merger agreement, which we refer to as the “Reincorporation,” are completed, we will become a wholly owned subsidiary of the new Delaware holding company, and your shares will automatically be converted into the same number of shares of the Delaware holding company (unless you properly exercise dissenters’ rights, which will entitle you to obtain payment of the fair value of your shares according to the provisions of Sections 92A.300 to 92A.500 of the Nevada Revised Statutes). We intend to continue use of the name “Park Place Energy Inc.” for the holding company after the completion of the Reincorporation.

Our Board of Directors believes that reincorporation will help us to implement our acquisition strategy, including permitting us to keep acquired assets structurally separate from PPEC, and through benefiting from Delaware’s leadership role in corporate law and adjudication of disputes, which will provide us with greater certainty in connection with operational and strategic planning. Our Board of Directors has unanimously determined that the Reincorporation is advisable and in the best interests of our stockholders. Accordingly, our board has unanimously approved the merger agreement and recommends that you vote “FOR” the Reincorporation Proposal, “FOR” the Incentive Plan Proposal and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies.

Your vote is very important. We cannot complete the Reincorporation unless holders of the requisite percentage of the outstanding shares of our common stock vote to approve the Reincorporation Proposal and the Incentive Plan Proposal. If you fail to vote on the Reincorporation Proposal and the Incentive Plan Proposal, it will have the same effect as if you were to vote against the Reincorporation Proposal and the Incentive Plan Proposal.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE BY MAIL, FACSIMILE OR ELECTRONIC MAIL IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, PLEASE VOTE ALL OF YOUR SHARES SHOWN ON ALL OF YOUR PROXY CARDS.

We encourage you to read this proxy statement/prospectus carefully because it explains the proposed Reincorporation, the documents related to the Reincorporation and other related matters. You can also obtain other information about us from documents that we have filed with the Securities and Exchange Commission.

Sincerely,

Scott C. Larsen

President, Chief Executive Officer and Director

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this proxy statement/prospectus or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated October 23, 2015 and is being first mailed to Park Place Energy Corp. stockholders on or about October 23, 2015.

If you have any questions or need assistance voting, please call PPEC at (214) 220-4340.

PARK PLACE ENERGY CORP.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 11, 2015

Dear Fellow Stockholder:

A Special Meeting of the Stockholders of Park Place Energy Corp., a Nevada corporation (“PPEC”), will be held at Executive Conference Center, located on the 40th floor at 2200 Ross Avenue, Dallas, TX 75201 on November 11, 2015, at 10:00 a.m., local time, for the following purposes:

1.	To consider a proposal, which we refer to as the “Reincorporation Proposal,” to approve an agreement and plan of merger, pursuant to which PPEC will merge with and into a wholly owned subsidiary of Park Place Energy Inc., a newly formed Delaware corporation, which is itself a wholly owned subsidiary of PPEC and which we refer to as “Hold Co.,” and each outstanding share of common stock of PPEC (other than shares held by stockholders that properly exercise dissenters’ rights), will be converted into one share of common stock of Hold Co.;

2.	If the Reincorporation Proposal is approved, to consider a proposal, which we refer to as the “Incentive Plan Proposal,” to approve the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants;

3.	To consider a proposal, which we refer to as the “adjournment proposal,” to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the Reincorporation Proposal and the Incentive Plan Proposal; and

4.	To transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

Our Board of Directors has approved the proposed agreement and plan of merger and determined it is advisable and in the best interest of our stockholders, and unanimously recommends that stockholders vote “FOR” the Reincorporation Proposal, “FOR” the Incentive Plan Proposal and “FOR” the adjournment proposal.

Stockholders as of the record date are entitled to assert dissenters’ rights under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes with respect to the Reincorporation Proposal. A copy of Sections 92A.300 to 92A.500 is attached as Annex D to this proxy statement/prospectus.

The Board of Directors has set the close of business on October 9, 2015 as the record date for the meeting. At the meeting, each holder of record of shares of PPEC common stock will be entitled to one vote per share of common stock held on each matter properly brought before the meeting. Owners of PPEC common stock at the close of business on that date are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof. Stockholders will be asked at the meeting to present valid photo identification. Stockholders holding stock in brokerage accounts must present a copy of a brokerage statement reflecting stock ownership as of the record date.

THE VOTE OF EACH SHAREHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC

INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

By Order of the Board of Directors

Scott C. Larsen

President, Chief Executive Officer and Director

IMPORTANT: To ensure that your shares will be represented, please complete, date, sign and promptly return the enclosed proxy card (1) in the enclosed envelope (you must add proper postage), (2) by facsimile to the attention of the Corporate Secretary at (214) 220-4349, or (3) by electronic mail to the attention of the Corporate Secretary at contact@parkplaceenergy.com. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on November 11, 2015—this notice, the proxy statement, a proxy card and our latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which are incorporated into this proxy statement, are available at our offices at 2200 Ross Avenue, Suite 4500E, Dallas, TX 75201 and on our website at www.parkplaceenergy.com.

ADDITIONAL INFORMATION

This document, which is sometimes referred to as this proxy statement/prospectus, constitutes a proxy statement of Park Place Energy Corp., which we refer to as “PPEC,” with respect to the solicitation of proxies by PPEC for the special meeting described within, and a prospectus of Park Place Energy Inc., which we refer to as “Hold Co.,” for the shares of common stock of Hold Co. to be issued to PPEC stockholders in connection with the proposed Reincorporation. Copies of PPEC’s Annual Report on Form 10-K for the year ended December 31, 2014 and PPEC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 are being incorporated into and delivered to you with this proxy statement/prospectus. You may obtain copies of other documents filed with the Securities and Exchange Commission, or the “SEC”, that are not included in or delivered with this proxy statement/prospectus, without charge, from the website maintained by the SEC at www.sec.gov, as well as other sources. See “Where You Can Find Additional Information” beginning on page 47. You may also obtain copies of these documents, without charge, from PPEC by writing or calling:

Park Place Energy Corp.

2200 Ross Avenue, Suite 4500E

Dallas, Texas 75201

Telephone: (214) 220-4340

To receive timely delivery of requested documents in advance of the special meeting, you should make your request no later than November 4, 2015.

You should rely only on the information contained in this proxy statement/prospectus and the registration statement of which this proxy statement/prospectus is a part to vote on the proposals being presented at the special meeting. No one has been authorized to provide you with information that is different from what is contained in this document.

This proxy statement/prospectus is dated October 23, 2015. You should not assume the information contained in this proxy statement/prospectus is accurate as of any date other than this date, and neither the mailing of this proxy statement/prospectus to stockholders nor the issuance of the Hold Co. common stock in connection with the Reincorporation implies that information is accurate as of any other date.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement/prospectus contain “forward-looking” information, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which represent our management’s beliefs and assumptions concerning future events. When used in this proxy statement/prospectus, forward-looking statements include, without limitation, statements regarding financial forecasts or projections, and our expectations, beliefs, intentions or future strategies that are signified by the words “expects”, “anticipates”, “believes”, “intends”, “plans”, “may”, “estimates”, “predicts”, “potential”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or the negative of these terms or other comparable terminology. These forward-looking statements are subject to risks, uncertainties and assumptions that could cause our actual results and the timing of certain events to differ materially from those expressed in the forward-looking statements.

You should understand that many important factors, in addition to those discussed in this proxy statement/prospectus, could cause our results to differ materially from those expressed in the forward-looking statements. Potential factors that could affect our results include (i) those described in this proxy statement/prospectus under “Risk Factors,” and (ii) those identified in our Annual Report on Form 10-K for the year ended December 31, 2014 that is being delivered to you with this proxy statement/prospectus. In light of these risks and uncertainties, the forward-looking results discussed in this proxy statement/prospectus might not occur.

QUESTIONS AND ANSWERS

Q:	Why am I receiving this document?

A: You are receiving this proxy statement/prospectus in connection with the solicitation of proxies by the Board of Directors of PPEC (the “PPEC Board”) in favor of a Reincorporation Proposal.

Q:	What is the Reincorporation Proposal?

A: We are asking you to approve a merger agreement that would result in our becoming a wholly owned subsidiary of Park Place Energy Inc., a new Delaware holding company, which is itself a wholly owned subsidiary of PPEC and which we refer to as “Hold Co.” PPEC formed Hold Co. for the purpose of participating in the Reincorporation. As a result of the merger, Hold Co. will be the publicly held corporation through which you hold your shares, and PPEC will become a wholly owned subsidiary of Hold Co. We refer to this transaction as the “Reincorporation.” We intend to continue use of the name “Park Place Energy Inc.” for the holding company after the completion of the Reincorporation.

To review the details of the proposed Reincorporation in greater detail, see “The Reincorporation Proposal—Reincorporation Procedure” starting on page 15. Further, a copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. You are encouraged to read the merger agreement carefully.

Q:	Why are you undertaking the Reincorporation?

A: We are undertaking the Reincorporation:

•	to provide us with additional flexibility as we pursue our goal of growth through acquisitions, including permitting us to keep the assets we acquire structurally separate from PPEC’s assets,

•	to enhance our ability to optimize tax planning; and

•	to take advantage of the benefits of Delaware corporate law.

To review the reasons for our Reincorporation in greater detail, see “The Reincorporation Proposal—Reasons for the Reincorporation” starting on page 14.

Q:	What is the Incentive Plan Proposal?

A: If the Reincorporation Proposal is approved, we are also asking you to approve a proposal that Hold Co. assume (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants (the “Incentive Plan Proposal”). If the Reincorporation is completed, then Hold Co. will be the publicly traded corporation and accordingly, we believe that the outstanding obligations to issue additional stock pursuant to options, restricted stock units and warrants should be assumed by Hold Co. We do not intend to complete the Reincorporation if the Incentive Plan Proposal is not approved.

Q:	What other matters will be voted on at the special meeting?

A: Besides the Reincorporation Proposal and the Incentive Plan Proposal, you will be asked to consider and vote on a proposal to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the Reincorporation Proposal and the Incentive Plan Proposal (the “adjournment proposal”).

Q:	Where and when is the special meeting?

A: The special meeting will be held at Executive Conference Center, located on the 40th floor at 2200 Ross Avenue, Dallas, TX 75201 on November 11, 2015 at 10:00 a.m., Central Time.

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Q:	Who can attend and vote at the special meeting?

A: All stockholders are entitled to attend the special meeting. If you are the beneficial owner of shares held in the name of your broker, bank or nominee, you must bring proof of ownership (such as a current broker’s statement) in order to be admitted to the special meeting.

Stockholders of record as of the close of business on October 9, 2015, the record date for the special meeting, are entitled to vote at the special meeting, or any adjournment or postponement thereof. At the close of business on the record date, there were 45,731,482 shares of PPEC common stock issued and outstanding.

If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of the shares, and these proxy materials are being forwarded to you together with a voting instruction card by, or at the direction of, your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee to vote your shares as you instruct in the voting instruction card. The broker, bank or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting, but only as you instruct in the voting instruction card. You may also vote in person at the meeting, but only after you obtain a “legal proxy” from the broker, bank or other nominee that is the record holder of your shares, giving you the right to vote your shares at the meeting. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares.

Q:	What is a quorum?

A: In order for any matter to be considered at the special meeting, there must be a quorum present. The presence, in person or represented by proxy, of the holders of a majority of the shares of our common stock eligible to vote at the special meeting as of the record date for the meeting will constitute a quorum. Shares of common stock represented by proxies reflecting abstentions and properly executed broker non-votes (if any) will be counted as present and entitled to vote for purposes of determining a quorum. If a quorum is not present, either the chairman of the meeting or the stockholders entitled to vote at the meeting who are present or represented by proxy may adjourn the meeting until a quorum is present. See “The Special Meeting—Record Date and Quorum” on page 27.

Q:	What vote of our stockholders is required to approve the proposals?

A: Under Nevada law and as a condition to completion of the Reincorporation, stockholders holding at least a majority of the shares of the common stock outstanding and entitled to vote at the close of business on the record date must vote “FOR” the Reincorporation Proposal. The Incentive Plan Proposal and the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, require that the number of votes cast in favor of the proposal exceeds the number of votes in opposition to it. See “The Special Meeting—Required Vote” on page 28.

At the close of business on October 9, 2015, which is the record date of this meeting, there were 45,731,482 shares of PPEC common stock issued and outstanding.

Q:	What will happen if I fail to vote, fail to instruct my broker to vote on the proposals or vote to abstain?

A: A failure to vote your shares of common stock, or voting to abstain, will have the same effect as a vote “AGAINST” the proposals. Brokers do not have discretionary authority to vote on the proposals.

Abstentions and properly executed broker non-votes, if any, will be included in the calculation of the number of shares of common stock represented at the special meeting for purposes of determining whether a quorum has been achieved. See “The Special Meeting—Required Vote” on page 28.

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Q:	How will our directors and executive officers vote on proposals?

A: The directors and current executive officers of PPEC have informed PPEC that, as of the date of the filing of this proxy statement/prospectus, they intend to vote “FOR” the proposals. As of the record date, which is October 9, 2015, the directors and current executive officers owned, in the aggregate, 1,300,000 shares of common stock entitled to vote at the special meeting, which represents approximately 2.84% of PPEC’s outstanding shares.

Q:	How does the PPEC Board recommend that I vote?

A: The PPEC Board unanimously recommends that our stockholders vote:

•	“FOR” the Reincorporation Proposal;

•	“FOR” the Incentive Plan Proposal;

•	“FOR” the proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reincorporation Proposal and the Incentive Plan Proposal.

You should read “The Reincorporation Proposal—Reasons for the Reincorporation” beginning on page 14 for a discussion of the factors that the PPEC Board considered in deciding to recommend the approval of the merger agreement.

Q:	Am I entitled to exercise dissenters’ rights instead of receiving Hold Co. common stock for my shares of common stock?

A: Stockholders who do not vote in favor of the Reincorporation Proposal may elect to exercise statutory dissenters’ rights. See “The Reincorporation Proposal—Dissenters’ Rights” beginning on page 18 and the text of the Nevada dissenters’ rights statute, Sections 92A.300 – 92A.500 of the Nevada Revised Statutes, which is reproduced in its entirety as Annex D to this proxy statement/prospectus.

Q:	When is the Reincorporation expected to be completed?

A: If we receive the requisite stockholder approval at the special meeting, we currently expect to complete the Reincorporation promptly thereafter. However, we cannot assure completion of the Reincorporation by any particular date, if at all.

Q:	Will the management or the business change as a result of the Reincorporation?

A: Until Hold Co. completes any acquisitions, the business will not change following the Reincorporation. The merger agreement provides that the executive officers and the composition of the Board of Directors of Hold Co. (the “Hold Co. Board”) immediately after completion of the Reincorporation will be the same as the executive officers of PPEC and the composition of the PPEC Board on the date of this proxy statement/prospectus.

Q:	What will be the name of the public company following the Reincorporation?

A: The name of the public company following the Reincorporation will be “Park Place Energy Inc.”

Q:	Will PPEC’s CUSIP number change as a result of the Reincorporation?

A: No, following the Reincorporation, we expect that Hold Co.’s CUSIP number will be the same as PPEC’s CUSIP number.

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Q:	What will happen to my stock as a result of the Reincorporation?

A: Unless you properly exercise your dissenters’ rights, which will entitle you to obtain payment of the fair value of your shares pursuant to Nevada Revised Statutes Sections 92A.300 to 92A.500, your shares of PPEC common stock will automatically be converted in the Reincorporation into the same number of shares of common stock of Hold Co. As a result, you will become a stockholder of Hold Co. and will own the same number of shares of Hold Co. common stock that you owned of PPEC common stock immediately prior to the Reincorporation. We expect that Hold Co. common stock will be quoted on the OTCQB under “PKPL”, which is the trading symbol currently held by PPEC.

Q:	Will I have to turn in my stock certificates?

A: No. Do not turn in your stock certificates. We will not require you to exchange your stock certificates as a result of the Reincorporation. After the Reincorporation, your common stock certificates will represent the same number of shares of Hold Co. common stock as they represented of PPEC common stock prior to the Reincorporation.

Q:	Will the Reincorporation affect my federal income taxes?

A: The Reincorporation will be a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and PPEC has obtained an opinion from Gardner Firm PLLC to the effect that the Reincorporation if consummated in the manner provided in the merger agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Generally, you will not recognize any gain or loss for federal income tax purposes upon your receipt of Hold Co. common stock in exchange for your shares of PPEC stock in the Reincorporation. Shareholders that exercise their dissenters’ rights, however, may recognize gain or loss upon the Reincorporation. The tax consequences to you will depend on your own situation. You should consult your own tax advisors concerning the specific tax consequences of the Reincorporation to you, including any foreign, state, or local tax consequences of the Reincorporation. For further information and limitations on the above tax consequences, see “Material U.S. Federal Income Tax Consequences” beginning on page 44 of this proxy statement/prospectus.

Q:	What happens if the Reincorporation is not consummated?

A: If the Reincorporation Proposal and the Incentive Plan Proposal are not approved by PPEC’s stockholders, or if the Reincorporation is not consummated for any other reason, PPEC will remain a public company and shares of PPEC common stock will continue to be quoted on the OTCQB and the OTC Bulletin Board.

Q:	What do I need to do now?

A: We urge you to read this proxy statement/prospectus carefully, including its annexes, and to consider how the Reincorporation affects you. If you are a stockholder of record, you can ensure that your shares are voted at the special meeting by submitting your proxy (1) via mail, using the enclosed envelope (you must add proper postage), (2) via facsimile to the attention of the Corporate Secretary at (214) 220-4349, or (3) via electronic mail to the attention of the Corporate Secretary at contact@parkplaceenergy.com.

If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the proposals.

Q:	Can I revoke my proxy?

A: Yes. You can revoke your proxy at any time before the vote is taken at the special meeting. If you are a stockholder of record, you may revoke your proxy by notifying PPEC’s Corporate Secretary in writing at Park

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Place Energy Corp., Attn: Corporate Secretary, 2200 Ross Avenue, Suite 4500E, Dallas, TX 75201, or by submitting a new proxy dated after the date of the proxy being revoked, by mail, facsimile at (214) 220-4349, or electronic mail at contact@parkplaceenergy.com. In addition, you may revoke your proxy by attending the special meeting and voting in person, although simply attending the special meeting will not cause your proxy to be revoked. If you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, the options described above for revoking your proxy do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your proxy or submit new voting instructions.

Q:	What does it mean if I get more than one proxy card or voting instruction card?

A: If your shares are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive to ensure that all of your shares are voted.

Q:	What is householding and how does it affect me?

A: The SEC permits companies to send a single set of proxy materials to multiple stockholders sharing any address unless the company has received contrary instructions from one or more of the stockholders. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card.

If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact PPEC’s Corporate Secretary in writing at 2200 Ross Avenue, Suite 4500E, Dallas, TX 75201 or by telephone at (214) 220-4340, and PPEC will promptly deliver a separate copy. Stockholders sharing an address can request delivery of a single copy of proxy materials if they are receiving multiple copies of these materials by contacting PPEC’s Corporate Secretary in writing at 2200 Ross Avenue, Suite 4500E, Dallas, TX 75201 or by telephone at (214) 220-4340.

Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Whom do I contact if I have questions about the proposals?

A:	You may contact PPEC:

Park Place Energy Corp.

2200 Ross Avenue, Suite 4500E

Dallas, TX 75201

Telephone: (214) 220-4340

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SUMMARY

This section highlights key aspects of the Reincorporation Proposal and the Incentive Plan Proposal, including the agreement and plan of merger, which we refer to as the “merger agreement,” that are described in greater detail elsewhere in this proxy statement/prospectus. It does not contain all of the information that may be important to you. To better understand the Reincorporation Proposal and the Incentive Plan Proposal, and for a more complete description of the legal terms of the merger agreement, you should read this entire document carefully, including the Annexes, and the additional documents to which we refer you. You can find information with respect to these additional documents in “Where You Can Find Additional Information” on page 47.

The Principal Parties

Park Place Energy Corp.

2200 Ross Avenue, Suite 4500E

Dallas, TX 75201

Telephone: (214) 220-4340

Park Place Energy Corp., or the “PPEC,” is an enterprise that was incorporated under the laws of the State of Nevada on August 27, 2004 under the name ST Online Corp. In 2007, the name was changed to Park Place Energy Corp. We have one subsidiary, BG Explorations EOOD, a company incorporated under the laws of Bulgaria, which is wholly owned by PPEC.

PPEC is an energy company that intends to engage in exploration for oil and natural gas, primarily in the Dobrich region of northeast Bulgaria upon the effectiveness of the License Agreement described below. We continue to look for new opportunities in other countries with particular focus on Eastern Europe. Our goal is to become a producer of natural gas in Bulgaria and other countries.

In October of 2010, we were awarded an exploration permit for the “Vranino 1-11 Block” located in Dobrudja Basin, Bulgaria, by the Bulgarian Counsel of Ministers. On April 1, 2014, PPEC entered into an Agreement for Crude Oil and Natural Gas Prospecting and Exploration in the Vranino 1-11 Block with the Ministry of Economy and Energy of Bulgaria (the “License Agreement”). The initial term of the License Agreement is five years. This five-year period will commence once the Bulgarian regulatory authorities approve of PPEC’s work programs for the permit area. The License Agreement (or applicable legislation) provides for possible extension periods for up to five additional years during the exploration phase, as well as the conversion of the License Agreement to an exploitation concession, which can last up to 35 years.

PPEC submitted its overall work program and first year annual work program for review and approval on or about April 30, 2014. On August 26, 2014, the Ministry of Environment and Water approved PPEC’s overall work program and first year annual work program. A number of parties appealed the decision of the Ministry of Environment and Water. An appeals proceeding has been commenced before an administrative judge panel. An initial hearing was scheduled in February and then again in May 2015, but the panel postponed both hearings on procedural grounds. The next hearing is scheduled for October 26, 2015. PPEC is participating in that proceeding as an interested party. The initial term of the License Agreement will not begin until (i) the appeals proceeding has been completed and the decision upheld, and (ii) the Ministry of Economy and Energy has approved PPEC’s overall work program and first year annual work program.

PPEC’s principal executive offices are located at 2200 Ross Avenue, Suite 4500E, Dallas, TX 75201, and its telephone number is (214) 220-4340.

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Park Place Energy Inc.

2200 Ross Avenue, Suite 4500E

Dallas, TX 75201

Telephone: (214) 220-4340

Park Place Energy Inc., or “Hold Co.,” is a newly formed Delaware corporation that is a wholly owned subsidiary of PPEC. PPEC formed Hold Co. for the purpose of participating in the Reincorporation. Prior to the Reincorporation, Hold Co. will have no assets or operations other than PPEC Merger Corp., as described below, and those assets that are incident to its formation. We intend to continue use of the name “Park Place Energy Inc.” for the holding company after the completion of the Reincorporation.

PPEC Merger Corp.

2200 Ross Avenue, Suite 4500E

Dallas, TX 75201

Telephone: (214) 220-4340

PPEC Merger Corp., or “Merger Sub,” is a newly formed Nevada corporation that is wholly owned by Hold Co. PPEC caused Merger Sub to be formed for the purpose of participating in the Reincorporation. Prior to the Reincorporation, Merger Sub will have no assets or operations other than those assets that are incident to its formation.

The Reincorporation (Page 14)

This proxy statement/prospectus relates to the proposed Reincorporation of PPEC pursuant to a merger agreement, under which PPEC will merge with and into Merger Sub, and PPEC will survive as a wholly owned subsidiary of Hold Co. Upon completion of the Reincorporation, Hold Co. will be the publicly held corporation through which you hold your shares, and PPEC will become a wholly owned subsidiary of Hold Co. The merger agreement is included in this proxy statement/prospectus as Annex A.

Required Vote (Page 28)

Under Nevada law and as a condition to completion of the Reincorporation, stockholders holding at least a majority of the shares of the common stock outstanding and entitled to vote at the close of business on the record date must vote “FOR” the Reincorporation Proposal. The Incentive Plan Proposal and the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, require that the number of votes cast in favor of the proposal exceeds the number of votes in opposition to it. See “The Special Meeting—Required Vote” on page 28. At the close of business on the record date, there were 45,731,482 shares of PPEC common stock issued and outstanding. As of the record date, the directors and current executive officers owned, in the aggregate, 1,300,000 shares of common stock entitled to vote at the special meeting, which represents approximately 2.84% of PPEC’s outstanding shares.

Treatment of common stock in the Reincorporation (Page 15)

As a result of the Reincorporation, each issued and outstanding share of PPEC common stock (other than shares held by stockholders that properly exercise dissenters’ rights) will be converted automatically into one share of common stock of Hold Co. Stockholders that properly exercise their dissenters’ rights will not receive shares of Hold Co., but will instead be entitled to obtain payment of the fair value of his or her shares according to the procedures set forth in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes.

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The Incentive Plan Proposal: Treatment of PPEC Options, Restricted Stock Units and Warrants in the Reincorporation (Page 21)

If the Incentive Plan proposal is approved, then at the time of the Reincorporation, Hold Co. will assume PPEC’s 2013 Long-Term Equity Incentive Plan and PPEC’s 2011 Stock Option Plan, which we collectively refer to as the “Incentive Plans.” Hold Co. will also assume all options to purchase PPEC common stock and all restricted stock unit awards that are outstanding under the Incentive Plans at the time of the merger. Upon completion of the Reincorporation, the reserve of PPEC common stock under the Incentive Plans will automatically be converted on a one-share-for-one-share basis into shares of Hold Co. common stock, and the terms and conditions that are in effect immediately prior to the Reincorporation under each outstanding equity award assumed by Hold Co. will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such award will be shares of Hold Co. common stock.

If the Incentive Plan Proposal is approved, then at the time of the Reincorporation, Hold Co. will also assume all outstanding warrants to purchase PPEC common stock. The terms and conditions of the warrants that are in effect immediately prior to the Reincorporation will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such warrant will be shares of Hold Co. common stock.

If the Reincorporation is completed, then Hold Co. will be the publicly traded corporation and accordingly, we believe that the outstanding obligations to issue additional stock pursuant to options, restricted stock units and warrants should be assumed by Hold Co. We do not intend to complete the Reincorporation if the Incentive Plan Proposal is not approved.

Reasons for the Reincorporation (Page 14)

In the judgment of the PPEC Board, the creation of a holding company structure will provide us with additional flexibility as we pursue our goal of growth through acquisitions. The holding company structure will permit us to keep the assets we acquire in separate subsidiaries of Hold Co., and thus structurally separate from the assets of PPEC, which will, after the Reincorporation, be held and operated by PPEC as a wholly owned subsidiary of Hold Co. This may permit us to keep the assets and liabilities acquired in the future by Hold Co. separate from the assets and liabilities currently held by PPEC for various corporate purposes, but not for federal income tax purposes. Consequently, new assets acquired by Hold Co. should be separate from liabilities of PPEC after the Reincorporation, and this should permit Hold Co. to acquire new assets outside of the reach of creditors of PPEC. Furthermore, this holding company structure will enhance our ability to optimize tax planning.

The PPEC Board also believes that it is highly desirable to be incorporated in Delaware to effect the PPEC Board’s business strategy, which includes acquiring and developing oil and gas properties in order to create stockholder value. Delaware has followed a policy of encouraging corporations to incorporate in that state, and has developed a legal and judicial system that supports that goal. The Delaware legislature plays a leading role in adopting comprehensive, modern and flexible statutes to meet the changing circumstances faced by corporations and their boards of directors. Delaware has a more extensive and well-defined body of corporate law interpreting these statutes than exists in states such as Nevada. The Delaware courts have developed a specialized business court system that has considerable expertise in interpreting the Delaware General Corporation Law, and in promptly adjudicating legal disputes relating to corporations. The more extensive body of law and greater judicial responsiveness to disputes provides boards of directors with greater certainty in connection with operational and strategic planning.

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Conditions to Completion of the Reincorporation (Page 16)

The completion of the Reincorporation depends on the satisfaction or waiver by the parties to the Reincorporation of the following conditions:

•	the registration statement on Form S-4 filed with the SEC by Hold Co. in connection with the issuance of shares of Hold Co. common stock in the merger shall have become effective under the Securities Act, and shall not be the subject of any stop order or proceedings seeking a stop order;

•	approval of the merger agreement by the affirmative vote of at least a majority of all issued and outstanding shares of PPEC common stock as of the record date;

•	approval of the Incentive Plan Proposal by PPEC’s stockholders, which approval requires that the number of votes cast in favor of such proposal exceeds the number of votes cast in opposition to it;

•	absence of any order or proceeding that would prohibit or make illegal the completion of the Reincorporation;

•	receipt of all material approvals, licenses and certifications from, and notifications and filings to, governmental entities and non-governmental third parties required to be made or obtained in connection with the Reincorporation;

•	admission of Hold Co. to the OTCQB tier of the OTC Markets and eligibility of Hold Co. common stock issuable in the Reincorporation for quotation on the OTCQB tier of the OTC Markets, subject only to official notice of issuance; and

•	absence of the notice of exercise of dissenters’ rights that have not been waived or lost by the holders of more than 2.5% of PPEC’s common stock.

The conditions in the last two bullets above may be waived in the discretion of the PPEC Board.

Termination of Merger Agreement (Page 17)

We may terminate the merger agreement at any time prior to consummation of the Reincorporation, even after approval of the Reincorporation Proposal by our stockholders, if the PPEC Board determines that, for any reason, the completion of the Reincorporation would be inadvisable or not in the best interest of PPEC or our stockholders.

Material U.S. Federal Income Tax Consequences (Page 44)

The Reincorporation will be a tax-free “reorganization” within the meaning of Section 368(a) of the Code. In general, PPEC stockholders who do not exercise their dissenters’ rights will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of Hold Co. common stock in exchange for shares of PPEC common stock. However, the tax consequences to you will depend on your own situation. You are urged to consult your own tax advisors concerning the specific tax consequences of the merger to you, including any state, local or foreign tax consequences of the Reincorporation. For further information and limitations on the above tax consequences, see “Material U.S. Federal Tax Consequences” beginning on page 44 of this proxy statement/prospectus.

Because PPEC stockholders are entitled to assert dissenters’ rights under Sections 92A.300 to 92A.500 of the Nevada Revised Statutes with respect to the Reincorporation, the Reincorporation may result in a shift in PPEC’s total current share ownership. As the number of stockholders electing to exercise dissenters’ rights increases, the amount of that shift will increase. However, it is a condition to completion of the Reorganization that dissenters’ rights have not been properly exercised and not waived or lost with respect to more than 2.5% of the outstanding shares of PPEC common stock.

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Dissenters’ Rights (Page 18)

Under Nevada law, PPEC’s stockholders have dissenters’ rights in connection with the Reincorporation. Shares of PPEC common stock held by stockholders that properly exercise dissenters’ rights will not be converted into shares of Hold Co. common stock in the merger. Instead, such dissenting stockholders will be entitled to receive payment of the fair value of such shares in accordance with Sections 92A.300 – 92A.500 of the Nevada Revised Statutes, unless they fail to perfect, withdraw or otherwise lose the right to dissent.

Trading of Hold Co. Common Stock (Page 20)

Hold Co. common stock is not currently traded on any stock exchange or quoted on any market. Following the Reincorporation, we expect Hold Co. common stock to be quoted on the OTCQB under the trading symbol “PKPL”. On October 12, 2015, the closing price per share of PPEC common stock was $0.14.

Governance of Hold Co. Following the Reincorporation (Page 20)

The merger agreement provides that the composition of the Hold Co. Board immediately after completion of the Reincorporation will be the same as the composition of the PPEC Board on the date of this proxy statement/prospectus. The merger agreement also provides that upon completion of the Reincorporation, the executive officers of Hold Co. will be the same as the executive officers of PPEC on the date of this proxy statement/prospectus.

Comparison of Stockholder Rights Before and After the Reincorporation (Page 35)

Upon completion of the Reincorporation, the rights of PPEC stockholders will be governed by the Certificate of Incorporation of Hold Co., which we refer to as the “Hold Co. Charter,” the Amended and Restated Bylaws of Hold Co., which we refer to as the “Hold Co. Bylaws,” and applicable Delaware law. While there will be substantial similarities between their rights and their rights as PPEC stockholders prior to the Reincorporation, various differences are noted in “Comparison of Stockholder Rights Before and After the Reincorporation,” on page 35 below.

CERTAIN FINANCIAL INFORMATION

Separate financial statements for Hold Co. have not been provided in this proxy statement/prospectus because prior to the Reincorporation, Hold Co. will have no assets, liabilities or operations other than incident to its formation. Immediately after completion of the Reincorporation, the consolidated financial statements of Hold Co. will be the same as PPEC’s consolidated financial statements immediately prior to the Reincorporation, except for differences resulting from any exercise of dissenters’ rights by stockholders of PPEC in connection with the Reincorporation and inconsequential differences resulting from the differences in the authorized capitalization of PPEC and Hold Co., as discussed under “Comparison of Stockholder Rights Before and After the Reincorporation,” on page 35 below. Copies of PPEC’s Annual Report on Form 10-K for the year ended December 31, 2014 and PPEC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 are being incorporated into and delivered to you with this proxy statement/prospectus.

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RISK FACTORS

In considering whether to vote in favor of the proposals, you should consider all of the information we have included in this proxy statement/prospectus, including its Annexes, and all of the information included in the documents we have incorporated by reference, and the risk factors described in any of those documents. In addition, you should also pay particular attention to the risks described below.

We may not obtain the expected benefits of the Reincorporation.

We believe our reincorporation and organization into a holding company structure will provide us with benefits in the future, as described under “The Reincorporation Proposal—Reasons for the Reincorporation” at page 14. These expected benefits may not be obtained if Hold Co. fails to complete acquisitions or if market conditions or other circumstances prevent us from taking advantage of the strategic, business and financing flexibility that it affords us. In addition, the holding company structure may not keep the assets and liabilities of PPEC and any new assets we acquire legally separate. As a result, we may incur the costs of implementing the Reincorporation Proposal without realizing the possible benefits. These costs include the increased administrative costs and expenses associated with keeping separate records, and in some cases making separate regulatory filings for Hold Co. and PPEC.

As a holding company, Hold Co. will depend in large part on funding from its operating subsidiaries.

After the completion of the Reincorporation, Hold Co. will be a holding company with no business operations of its own. Until it has either formed or acquired other companies, its only significant asset will be the outstanding shares of PPEC. As a result, it will rely on funding from PPEC to meet its obligations. If PPEC needs to retain its funds to meet its financial obligations, that may limit Hold Co.’s access to funds and Hold Co.’s ability to pursue its acquisition strategy or other strategic objectives.

As a stockholder of a Delaware corporation, your rights after the Reincorporation will be different from, and may be less favorable than, your current rights as a stockholder of a Nevada corporation.

Upon completion of the Reincorporation, the rights of PPEC stockholders will be governed by the Hold Co. Charter, the Hold Co. Bylaws and applicable Delaware law. While there will be substantial similarities between their rights after the Reincorporation and their rights as PPEC stockholders prior to the Reincorporation, various differences are noted in “Comparison of Stockholder Rights Before and After the Reincorporation,” at page 35. Some of these differences may be less favorable to stockholders.

These include a new forum selection provision in the Hold Co. Charter, which provides that unless Hold Co. consents to the selection of an alternative forum, the appropriate state court of the State of Delaware shall be the sole and exclusive forum for stockholder derivative actions or proceedings, claims asserting breaches of fiduciary duties by Hold Co.’s directors and officers, claims against Hold Co. or its directors or officers under the Hold Co. Charter, the Hold Co. Bylaws and applicable Delaware law, or actions against Hold Co. or its directors or officers under the internal affairs doctrine.

The Reincorporation is subject to conditions, including certain conditions that may not be satisfied, or completed on a timely basis, if at all. If we fail to complete the Reincorporation, we cannot obtain the expected benefits of the Reincorporation and we may suffer administrative losses based on our efforts to seek the Reincorporation.

The Reincorporation is subject to a number of conditions to completion. These include stockholder approval of the Reincorporation, acceptance of Hold Co. stock for OTCQB tier quotation on the OTC Markets, the absence of an administrative stop order or judicial order or proceeding in respect of the Reincorporation, and the

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absence of exercise of dissenters’ rights with respect to more than 2.5% of PPEC’s outstanding shares of common stock. Please see “The Reincorporation Proposal—Conditions to Completion of the Reincorporation,” at page 16, for a more detailed discussion. We cannot predict whether and when these other conditions will be satisfied. Any failure to complete or delay in completing the Reincorporation could cost PPEC additional time, effort and attention, as well as cause us not to realize some or all of the expected benefits that we expect as a result of completing the Reincorporation successfully within its expected time frame.

If stockholders exercise dissenters’ rights in connection with the Reincorporation, paying dissenting stockholders for their shares may force PPEC to spend a material amount of its available cash to pay the fair value of such stockholders’ stock or in settlement of such dissenters’ rights claims.

Under Nevada law, our stockholders may exercise dissenters’ rights in connection with the Reincorporation. Please see “Dissenters’ Rights,” beginning at page 18, for a more detailed discussion. Upon the proper exercise of dissenters’ rights, PPEC must deliver the amount it determines to be the fair value of such shares, plus accrued interest, along with financial statements. It is a condition to completion of the Reorganization that dissenters’ rights have not been properly exercised and not waived or lost with respect to more than 2.5% of the outstanding shares of PPEC common stock. However, if this condition is waived, or if dissenters’ rights are exercised with respect to a lesser percentage of the outstanding shares that is nonetheless significant, the Hold Co. Board would have less flexibility to issue shares of common stock after the Reincorporation, which could have a negative impact on its ability to pursue acquisitions of other assets.

Separately, in connection with the exercise of dissenters’ rights in respect of a significant number of PPEC shares or if dissenting stockholders disagree with PPEC’s calculation of the fair value of their shares, the costs of the Reincorporation may materially increase and we may be forced to spend a material amount of our available cash in settlement of such dissenters’ rights claims.

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THE REINCORPORATION PROPOSAL

This section of the proxy statement/prospectus describes the Reincorporation Proposal. Although we believe that the description in this section covers the material terms of the Reincorporation Proposal, this section may not contain all of the information that is important to you. The summary of the material provisions of the merger agreement provided below is qualified in its entirety by reference to the merger agreement, which we have attached as Annex A to this proxy statement/prospectus and which we incorporate by reference into this proxy statement/prospectus. You should carefully read the entire proxy statement/prospectus and the merger agreement for a more complete understanding of the Reincorporation Proposal. Your approval of the Reincorporation Proposal will constitute your approval of the merger agreement, the merger, Hold Co. Charter, which we have attached as Annex B to this proxy statement/prospectus, and the Hold Co. Bylaws, which we have attached as Annex C to this proxy statement/prospectus.

Reasons for the Reincorporation

Beginning with a meeting of the current PPEC Board in November of 2013, the PPEC Board has discussed a corporate restructuring. The PPEC Board ultimately determined that reincorporating from Nevada to Delaware through the formation of a Delaware holding company was the best alternative. In the judgment of the PPEC Board, it is highly desirable to be incorporated in Delaware to effect its acquisition strategy and create stockholder value. The PPEC Board has balanced the costs of the Reincorporation (primarily costs of legal counsel) and the benefits, particularly given the business strategy and focus of the PPEC Board and management team. That strategy includes acquiring and developing oil and gas properties in Bulgaria and other countries, with a particular focus on Eastern Europe and countries adjacent thereto.

The PPEC Board believes that the creation of a holding company structure will provide us with additional flexibility as we pursue our goal of growth through acquisitions. The holding company structure will permit us to keep the businesses we acquire as separate subsidiaries of Hold Co., and thus structurally separate from the assets of PPEC, which will, after the Reincorporation, be a wholly owned subsidiary of Hold Co. This may permit us to keep the assets and liabilities acquired in the future by Hold Co. separate from the assets and liabilities currently held by PPEC for various corporate purposes, but not for federal income tax purposes. Consequently, new assets acquired by Hold Co. should be separate from liabilities of PPEC as a wholly owned subsidiary of Hold Co. after the Reincorporation, and this should permit Hold Co. to acquire new assets outside of the reach of creditors of PPEC.

The PPEC Board also believes that more than fifty percent of all publicly-traded companies in the United States are incorporated in Delaware, including sixty percent of companies that constitute the Fortune 500. Delaware has followed a policy of encouraging corporations to incorporate in that state, and has developed a legal and judicial system that supports that goal. The Delaware legislature plays a leading role in adopting comprehensive, modern and flexible statutes to meet the changing circumstances faced by corporations and their boards of directors. Delaware has a more extensive and well-defined body of corporate law interpreting these statutes than exists in states such as Nevada. The Delaware courts have developed a specialized business court system that has considerable expertise in interpreting the Delaware General Corporation Law, or “DGCL,” and in promptly adjudicating legal disputes relating to corporations. The more extensive body of law and greater judicial responsiveness to disputes provides boards of directors with greater certainty in connection with operational and strategic planning.

Recommendation of the PPEC Board

After careful consideration, the PPEC Board concluded that the Reincorporation is advisable and in the best interests of PPEC and its stockholders and unanimously approved the merger agreement. The PPEC Board unanimously recommends a vote “FOR” the approval of the Reincorporation Proposal.

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Reincorporation Procedure

PPEC currently owns all of the issued and outstanding common stock of Hold Co. and Hold Co. currently owns all of the issued and outstanding common stock of Merger Sub. Following the approval of the Reincorporation Proposal by PPEC stockholders and the satisfaction or waiver of the other conditions to the Reincorporation specified in the merger agreement (which are described below), PPEC will merge with and into Merger Sub, with PPEC continuing as the surviving corporation, and the separate corporate existence of the Merger Sub will cease. As a result of the merger:

•	Each outstanding share of PPEC common stock (other than shares held by stockholders that properly exercise dissenters’ rights) will automatically be converted into one share of Hold Co. common stock, current stockholders of PPEC will become stockholders of Hold Co., and the common stock of Hold Co. will be quoted on the OTCQB under “PKPL”;

•	Hold Co., as the new holding company, will own all of the outstanding shares of PPEC;

•	Hold Co. will succeed to and assume the reporting obligations of PPEC with the SEC; and

•	PPEC will be operated as a separate company from Hold Co.

We intend to continue use of the name “Park Place Energy Inc.” for the holding company after the completion of the Reincorporation.

Treatment of common stock in the Reincorporation

Each outstanding share of PPEC common stock (other than shares held by stockholders that properly exercise dissenters’ rights) will automatically be converted into one share of Hold Co. common stock. Therefore, after the completion of the Reincorporation, you will own the same number of shares of Hold Co. common stock as you own of PPEC common stock immediately prior to the Reincorporation. Because stockholders may exercise dissenters’ rights, the number of shares of Hold Co. common stock outstanding may be lower than the number of shares of PPEC common stock outstanding, and as a result, you may own a slightly higher percentage of Hold Co. common stock than you own of PPEC common stock immediately prior to the Reincorporation. A stockholder that properly exercises dissenters’ rights will be entitled to obtain payment of the fair value of his or her shares according to Nevada Revised Statutes 92A.300 to 92A.500.

Treatment of PPEC Incentive Plans and Outstanding Awards in the Reincorporation

Pursuant to the terms of the merger agreement and subject to the approval of the Incentive Plan Proposal, PPEC will assign to Hold Co., and Hold Co. will assume and agree to perform, all obligations of PPEC pursuant to the (a) 2013 Long-Term Incentive Plan, which is referred to as the “2013 Plan,” and each outstanding award granted thereunder, and (b) the 2011 Stock Option Plan, which is referred to as the “2011 Plan” (and which was replaced by the 2013 Plan), and each outstanding award granted thereunder. Accordingly, if the Incentive Plan Proposal is approved, Hold Co. will assume (i) all unexercised and unexpired options to purchase PPEC common stock and all restricted stock unit awards covering shares of PPEC common stock that are outstanding under the 2013 Plan at the time of the Reincorporation and the remaining unallocated reserve of PPEC common stock issuable under the 2013 Plan, and (ii) all unexercised and unexpired options to purchase PPEC common stock that are outstanding under the 2011 Plan at the time of the Reincorporation. As of October 12, 2015, there are (i) 1,050,000 unexercised and unexpired options to purchase PPEC common stock outstanding under the 2011 Plan, and (ii) 1,200,000 unexercised and unexpired options to purchase PPEC common stock and 1,787,963 unvested restricted stock units outstanding under the 2013 Plan. In addition, the maximum number of shares that may be delivered under the 2013 Plan is an amount equal to 10% of the total number of shares of PPEC common stock issued and outstanding as determined on the date of grant of an award under the 2013 Plan, which as of October 12, 2015 amounts to 4,573,148 shares that may be delivered under the 2013 Plan. Therefore, as of October 12, 2015, since there are awards for 2,758,147 shares outstanding under the 2013 Plan, there are

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1,815,001 shares reserved for issuance pursuant to future awards under the 2013 Plan. Upon completion of the Reincorporation, the reserve of PPEC common stock under the 2013 Plan, whether allocated to outstanding equity awards under the 2013 Plan or unallocated at that time, and the outstanding awards under the 2011 Plan, will automatically be converted on a one-share-for-one-share basis into shares of Hold Co. common stock, and the terms and conditions that are in effect immediately prior to the Reincorporation under each outstanding equity award assumed by Hold Co. will continue in full force and effect after the Reincorporation, including (without limitation) the vesting schedule and applicable issuance dates, the per share exercise price, the expiration date and other applicable termination provisions, except that the shares of common stock issuable under each such award will be shares of Hold Co. common stock.

Issuances of Hold Co. Common Stock under the PPEC Incentive Plans

Subject to approval of the Incentive Plan Proposal by the holders of PPEC common stock, immediately following the merger Hold Co. will assume (i) the 2013 Plan (including the existing share reserves under the 2013 Plan), which was previously approved by PPEC stockholders, and all the outstanding awards under the 2013 Plan and all future issuances of shares of Hold Co. common stock in lieu of shares of PPEC common stock under the 2013 Plan, and (ii) the 2011 Plan (including the existing share reserves under the 2011 Plan), and all the outstanding awards under the 2011 Plan, as each will be amended in connection with the Reincorporation without further stockholder action.

Treatment of Warrants in the Reincorporation

As of the date of this proxy statement/prospectus, PPEC has outstanding warrants to purchase 11,000,000 shares of PPEC common stock. Pursuant to the terms of the warrants, subject to approval of the Incentive Plan Proposal, upon completion of the Reincorporation, each warrant will become exercisable for the same number of shares of Hold Co. common stock as the warrant holder would have been entitled to receive in the Reincorporation had the warrant holder exercised the warrant immediately prior to the Reincorporation. Subject to approval of the Incentive Plan Proposal by the holders of PPEC common stock, immediately following the merger the warrants will become exercisable for an aggregate of 11,000,000 shares of Hold Co. common stock, and will be subject to the same exercise price and other terms and conditions as applied immediately prior to the Reincorporation.

Corporate Name Following the Reincorporation

The name of the public company following the Reincorporation will be “Park Place Energy Inc.”

No Surrender of Stock Certificates Required

In the Reincorporation, shares of PPEC common stock (other than shares held by stockholders that properly exercise dissenters’ rights as described below) will be converted automatically into shares of Hold Co. common stock. Your certificates of PPEC common stock, if any, will represent, after the Reincorporation, an equal number of shares of Hold Co. common stock, and no action with regard to stock certificates will be required on your part. If your shares are held in book-entry form (i.e., uncertificated), a book entry will be made in the stockholder records of Hold Co. to evidence the issuance to you of the number of shares of Hold Co. common stock into which your shares of PPEC common stock have been converted.

Conditions to Completion of the Reincorporation

We will complete the Reincorporation only if each of the following conditions is satisfied or waived by the parties to the Reincorporation:

•	the registration statement on Form S-4 filed with the Securities and Exchange Commission by Hold Co. in connection with the issuance of shares of Hold Co. common stock in the merger becoming effective under the Securities Act, and not being the subject of any stop order or proceedings seeking a stop order;

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•	approval of the merger agreement by the affirmative vote of at least a majority of all issued and outstanding shares of PPEC common stock as of the record date;

•	approval of the Incentive Plan Proposal by PPEC’s stockholders, which approval requires that the number of votes cast in favor of such proposal exceeds the number of votes cast in opposition to it;

•	absence of any order or proceeding that would prohibit or make illegal the completion of the Reincorporation;

•	receipt of all material approvals, licenses and certifications from, and notifications and filings to, governmental entities and non-governmental third parties required to be made or obtained in connection with the Reincorporation;

•	admission of Hold Co. to the OTCQB tier of the OTC Markets and eligibility of Hold Co. common stock issuable in the Reincorporation for quotation on the OTCQB tier of the OTC Markets, subject only to official notice of issuance; and

•	absence of the notice of exercise of dissenters’ rights which have not been waived or lost by the holders of more than 2.5% of PPEC’s common stock.

The conditions in the last two bullets above may be waived in the discretion of the PPEC Board.

Effectiveness of the Reincorporation

The Reincorporation will become effective on the date we file the Articles of Merger with the Secretary of State of the State of Nevada and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, or a later date that we specify in these instruments.

Termination of Merger Agreement

The merger agreement may be terminated at any time prior to the completion of the Reincorporation (even after approval by our stockholders) by action of the PPEC Board if it determines that, for any reason, the completion of the transactions provided for therein would be inadvisable or not in the best interest of PPEC or our stockholders.

Amendment of Merger Agreement

The merger agreement may be supplemented, amended or modified at any time prior to the completion of the Reincorporation (even after approval by our stockholders), by the mutual consent of the parties thereto. However, after the merger agreement has been approved by our stockholders, there may not be any amendment that adversely affects the rights of our stockholders without our stockholders’ further approval.

Anticipated Accounting Treatment

For accounting purposes, the Reincorporation will be treated as a merger of entities under common control. Accordingly, the financial position and results of operations of PPEC will be included in the consolidated financial statements of Hold Co. on the same basis as currently presented, except for differences resulting from any exercise of dissenters’ rights by stockholders of PPEC in connection with the Reincorporation and inconsequential differences resulting from the differences in the authorized capitalization of PPEC and Hold Co., as discussed under “Comparison of Stockholder Rights Before and After the Reincorporation” at page 35.

Authorized and Outstanding Capital Stock

PPEC’s Articles of Incorporation, which we refer to as the “PPEC Articles,” authorize the issuance of 250,000,000 shares of common stock, par value $0.00001 per share. Hold Co.’s Charter, which will govern the

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rights of our stockholders after the Reincorporation, authorizes the issuance of 250,000,000 shares of common stock, par value $0.00001 per share, and 10,000,000 shares of preferred stock, par value $0.00001 per share. Upon completion of the Reincorporation:

•	the number of shares of Hold Co. common stock that will be outstanding will be equal to the number of shares of PPEC common stock (excluding shares held by stockholders that properly exercise dissenters’ rights as described below) outstanding immediately prior to the Reincorporation;

•	the number of shares of Hold Co. common stock reserved for issuance under PPEC’s 2013 Plan and 2011 Plan will be the same as the number of shares of PPEC common stock reserved for issuance under PPEC’s 2013 Plan and 2011 Plan immediately prior to the Reincorporation (As of October 12, 2015, there are (i) 1,050,000 unexercised and unexpired options to purchase PPEC common stock outstanding under the 2011 Plan, and (ii) 1,200,000 unexercised and unexpired options to purchase PPEC common stock and 1,787,963 unvested restricted stock units outstanding under the 2013 Plan. In addition, the maximum number of shares that may be delivered under the 2013 Plan is an amount equal to 10% of the total number of shares of PPEC common stock issued and outstanding as determined on the date of grant of an award under the 2013 Plan, which as of October 12, 2015 amounts to 4,573,148 shares that may be delivered under the 2013 Plan. Therefore, as of October 12, 2015, since there are awards for 2,758,147 shares outstanding under the 2013 Plan, there are 1,815,001 shares reserved for issuance pursuant to future awards under the 2013 Plan.);

•	the number of shares of Hold Co. common stock reserved for issuance upon exercise of outstanding warrants will be the same as the number of shares of PPEC common stock reserved for issuance under the warrants immediately prior to the Reincorporation (which, as of the date of this proxy statement/prospectus, is 11,000,000 shares); and

•	there will not be any shares of Hold Co. preferred stock outstanding.

Security Ownership of Directors and Executive Officers

On October 9, 2015, the record date for the Special Meeting, directors, executive officers and their affiliates beneficially owned approximately 2.84% of the issued and outstanding shares of PPEC common stock.

Regulatory Requirements in Connection With the Reincorporation

The Reincorporation is conditioned on, among other things: (i) the SEC declaring effective the registration statement, of which this proxy statement/prospectus forms a part, and (ii) the admission of Hold Co. to the OTCQB and the eligibility of Hold Co. common stock issuable in the Reincorporation for quotation on the OTCQB. No other material federal or state regulatory requirements must be complied with or material governmental approvals obtained in connection with the Reincorporation.

Dissenters’ Rights

Holders of shares of PPEC common stock who do not vote in favor of the Reincorporation Proposal, who hold their shares through the effective time of the merger and who follow the procedures set forth in Sections 92A.300 to 92A.500 inclusive, of the Nevada Revised Statutes, which we refer to as the “Dissenters’ Rights Provisions,” will be entitled to dissent from the merger and demand payment of the fair value of their shares. The “fair value” of the shares as used in the Dissenters’ Rights Provisions is the value of the shares immediately before the effectuation of the proposed merger, excluding appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable, using customary and current valuation concepts and techniques generally employed for similar businesses in the context of a merger, and without discounting for lack of marketability or minority status.

If you elect to dissent, you must deliver to PPEC a written notice of dissent stating that you intend to demand payment for your shares if the merger is consummated, and must refrain from voting on the

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Reincorporation Proposal. This notice must be delivered to PPEC before the vote on the Reincorporation Proposal at the special meeting. If you fail to comply with these requirements, you will not be entitled to dissenters’ rights.

Within 10 days after the effective time of the merger, PPEC will give written notice of the effective date of the merger by certified mail to each PPEC stockholder who properly delivered a written notice of dissent. PPEC’s notice will also state where demand for payment must be sent and where and when share certificates must be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on PPEC for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of the dissenters’ demand for payment, PPEC will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters’ shares, plus accrued interest. Additionally, the payment must be accompanied by a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders equity for that year and the latest available interim financial statements, if any, a statement as to how fair value was calculated, a statement as to how interest was calculated, and a statement of the dissenters’ right to demand payment of fair value under Nevada law.

Following receipt of payment for the shares, a dissenting stockholder, within 30 days, may send PPEC notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to PPEC’s payment of fair value to such stockholder. This right is waived if the stockholder does not make written demand within 30 days of receiving PPEC’s payment or offer of payment for the stockholders’ shares and the stockholder will only be entitled to the payment made or offered.

If a demand for payment remains unsettled, PPEC will petition the court to determine fair value and accrued interest. If PPEC fails to commence an action within 60 days following the receipt of the stockholder’s demand, PPEC will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

All dissenting holders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. The costs and expenses of bringing the action will be determined by the court. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. In addition, reasonable fees and expenses of counsel and experts may be assessed against PPEC if the court finds that it did not substantially comply with the requirements of the Dissenters’ Rights Provisions or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

The foregoing discussion is not a complete statement of the law pertaining to dissenters’ rights under the Dissenters’ Rights Provisions and is qualified in its entirety by the full text of the Dissenters’ Rights Provisions, which is attached to this proxy statement/prospectus as Annex D. You are encouraged to read Annex D carefully. All references in the Dissenters’ Rights Provisions and in this summary to a “stockholder” are to the record holder of the shares of PPEC common stock as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of PPEC common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized above properly and in a timely manner to perfect dissenters’ rights.

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Trading of Hold Co. Common Stock

Hold Co. common stock is not currently traded on any stock exchange or quoted on any market. The completion of the Reincorporation is conditioned on Hold Co. having been admitted to the OTCQB and the shares of Hold Co. common stock issuable in the Reincorporation being eligible for quotation on the OTCQB. Following the Reincorporation, we expect Hold Co. common stock to be quoted on the OTCQB under the trading symbol “PKPL”. Following the Reincorporation, Hold Co.’s CUSIP number will be the same as PPEC’s CUSIP number.

American Registrar & Transfer Co., our transfer agent and registrar, will act as transfer agent and registrar for Hold Co.

On October 12, 2015, the closing price per share of PPEC common stock was $0.14.

Termination of Quotation on the OTCQB and De-registration of PPEC Common Stock

Following the Reincorporation, PPEC’s common stock will no longer be quoted on the OTCQB and will no longer be registered under the Exchange Act. In addition, PPEC will cease to be a reporting company under the Exchange Act.

Consequences Under the Securities Act

After the Reincorporation, Hold Co. will file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that PPEC currently provides. Stockholders whose common stock is freely tradable before the Reincorporation will have freely tradable shares of Hold Co. common stock. Stockholders holding restricted shares of PPEC common stock will have shares of Hold Co. common stock that are subject to the same restrictions on transfer as those to which their present shares of PPEC common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Hold Co. common stock, will bear a similar restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Hold Co. common stock on the date they acquired their shares of PPEC common stock.

Governance of Hold Co. Following the Reincorporation

The current members of the Hold Co. Board are Scott C. Larsen and Francis M. Munchinski. The merger agreement provides that, upon completion of the Reincorporation, the Hold Co. Board will be the same as the current members of the PPEC Board, and include the following persons: Scott C. Larsen, David Thompson, Arthur Halleran and Ijaz Khan.

PPEC does not have any committees of the PPEC Board and initially we do not expect to have any committees of the Hold Co. Board.

The executive officers of Hold Co. are as follows:

Scott C. Larsen	—	Chief Executive Officer and President
Chas Michel	—	Chief Financial Officer

The merger agreement provides that upon completion of the Reincorporation, the executive officers of Hold Co. will be the same as the executive officers of PPEC on the date of this proxy statement/prospectus, and their consulting agreements with PPEC will be assumed by Hold Co. in connection with the Reincorporation.

The PPEC Board recommends that you vote “FOR” the Reincorporation Proposal.

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INCENTIVE PLAN PROPOSAL

If the Reincorporation is completed, the Hold Co. will be the publicly traded corporation and, accordingly, we believe that the outstanding obligations to issue additional stock pursuant to options, restricted stock units and warrants should be assumed by Hold Co. We do not intend to complete the Reincorporation if the Incentive Plan Proposal is not approved.

Consequently, in connection with the Reincorporation, holders of PPEC common stock are requested to consider a proposal, which we refer to as the “Incentive Plan Proposal,” to approve the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants.

Pursuant to the Incentive Plan Proposal, if approved, at the time of the Reincorporation, Hold Co. will assume PPEC’s 2013 Long-Term Equity Incentive Plan and PPEC’s 2011 Stock Option Plan, which we collectively refer to as the “Incentive Plans.” Hold Co. will also assume all options to purchase PPEC common stock and all restricted stock unit awards that are outstanding under the Incentive Plans at the time of the merger. Upon completion of the Reincorporation, the reserve of PPEC common stock under the Incentive Plans will automatically be converted on a one-share-for-one-share basis into shares of Hold Co. common stock, and the terms and conditions that are in effect immediately prior to the Reincorporation under each outstanding equity award assumed by Hold Co. will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such award will be shares of Hold Co. common stock.

Also pursuant to the Incentive Plan Proposal, if approved, at the time of the Reincorporation, Hold Co. will assume all outstanding warrants to purchase PPEC common stock. The terms and conditions of the warrants that are in effect immediately prior to the Reincorporation will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such warrant will be shares of Hold Co. common stock.

Recommendation of the PPEC Board

After careful consideration, the PPEC Board concluded that the Incentive Plan Proposal is advisable and in the best interests of PPEC and its stockholders and unanimously approved the merger agreement. The PPEC Board unanimously recommends a vote “FOR” the approval of the Incentive Plan Proposal.

Material Terms of the Incentive Plans

On November 21, 2011, PPEC adopted its 2011 Stock Option Plan (the “2011 Plan”), which allowed for the issuance of options to purchase up to 2,000,000 shares of common stock. A copy of the full text of the 2011 Plan is included with PPEC’s Form 8-K filed on November 25, 2011.

The PPEC Board adopted the Park Place Energy Corp. 2013 Long-Term Incentive Equity Plan (the “2013 Plan”) effective as of October 1, 2013. PPEC’s stockholders approved the 2013 Plan on October 29, 2013, and a copy of the full text of the 2013 Plan is included with PPEC’s Schedule 14A filed on September 27, 2013. The 2013 Plan permits grants of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, restricted stock units, and other stock-based awards. In connection with the adoption of the 2013 Plan, PPEC retired the 2011 Plan except for 1,050,000 outstanding nonqualified stock option grants, which remain subject to the terms of the 2011 Plan.

A summary of the material features of the Incentive Plans is provided below, but is qualified in its entirety by reference to the full text of the Incentive Plans.

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Purposes of the Incentive Plans. The PPEC Board approved the Incentive Plans to enhance PPEC’s ability to attract, motivate, reward, and retain the services of key executives, employees, contractors, and outside directors. Further, the Incentive Plans are intended to increase the interest of our key executives, employees, contractors and outside directors in PPEC’s welfare by giving such individuals a direct stake in PPEC’s success.

Eligibility of Participation. No further awards may be issued under the 2011 Plan. For the 2013 Plan, any employee (including an employee who is also a director or an officer), contractor or outside director of PPEC whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of PPEC is eligible to participate in the 2013 Plan, except that only employees are eligible to receive incentive stock options.

Shares Subject to the Incentive Plans. A total of 1,050,000 nonqualified stock options remain outstanding under the 2011 Plan. No further awards may be issued under the 2011 Plan. Subject to certain adjustments, the maximum number of shares of common stock that may be delivered under the 2013 Plan is ten percent (10%) of PPEC’s authorized and outstanding shares of common stock as determined on the applicable date of grant of an award under the 2013 Plan. The PPEC Board may amend the 2013 Plan at its discretion to provide for a fixed number of shares available under the 2013 Plan so long as such fixed number of shares does not exceed the maximum number of shares that are reserved and available under the 2013 Plan on the date of such amendment. If an award granted under the 2013 Plan expires or terminates without exercise, the shares no longer subject to that award will again become available for issuance under the 2013 Plan.

The 2013 Plan authorizes the following types of awards:

•	incentive stock options and nonqualified stock options to purchase common stock at a set price per share;

•	stock appreciation rights (“SARs”) to receive upon exercise common stock or cash equal to the appreciation in value of a share of common stock;

•	restricted stock, which are shares of common stock granted subject to a restriction period and/or a condition which, if not satisfied, may result in the complete or partial forfeiture of the shares; and

•	other stock-based awards, which provide for awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of PPEC common stock, which may include performance shares or options and restricted stock units (“RSUs”) that provide for shares to be issued or cash to be paid upon the lapse of predetermined restrictions.

Awards granted under the 2013 Plan are evidenced by award agreements that state the terms and conditions of the awards and must otherwise be consistent with the provisions of the 2013 Plan.

Administration. The Incentive Plans are administered by the PPEC Board or a committee of the PPEC Board designated to administer the Incentive Plans (either the PPEC Board or designated committee referred to hereafter as the “Plan Committee”). The Plan Committee will (i) determine the directors, employees, contractors or other eligible persons who will receive an award and the form and other terms of any such award, the number of shares subject to the grant, option price and award period, consistent with the terms of the respective Incentive Plan, (ii) interpret the Incentive Plans and related award agreements, (iii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Incentive Plans, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Incentive Plans. After the Reorganization, the Incentive Plans will be administered by the Hold Co. Board or a committee of the Hold Co. Board designated to administer the Incentive Plans.

Vesting. All of the outstanding awards under the 2011 Plan have vested. For the 2013 Plan, the Plan Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one

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or more specified events. If the Plan Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Plan Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

Other Limitations. The Plan Committee may not modify or amend outstanding stock options or SARs under either of the Incentive Plans to reduce the exercise price of such awards below the exercise price as of the date of the grant or grant stock options or SARs in exchange for the cancellation or surrender of a stock option or SAR having a higher exercise price.

Withholding Taxes. Upon the exercise of any award granted under the Incentive Plans, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments. The 2011 Plan became effective on November 21, 2011. In connection with the adoption of the 2013 Plan, PPEC retired the 2011 Plan except for 1,050,000 outstanding nonqualified stock option grants, which remain subject to the terms of the 2011 Plan. The 2013 Plan became effective on October 29, 2013. Unless sooner terminated by action of the PPEC Board, the 2013 Plan will continue to remain effective until such time as no further awards may be granted and all awards granted under the 2013 Plan are no longer outstanding. The PPEC Board may, from time to time and without the consent of the 2013 Plan’s participants, amend, suspend or discontinue the 2013 Plan, except that the PPEC Board may not amend, suspend or discontinue the 2013 Plan without stockholder approval where stockholder approval is required by applicable securities exchange or inter-dealer quotation system or for continued compliance with Section 162(m), 421 and 422 of the Internal Revenue Code (or other applicable law). Unless required by law, no amendment, suspension or discontinuance of the 2013 Plan may adversely affect the rights respecting an award previously granted under the 2013 Plan without the consent of the affected participant.

New Plan Benefits. The awards outstanding under the Incentive Plans at December 31, 2014 are reflected in “Item 11. Executive Compensation” of PPEC’s Annual Report on Form 10-K for the Year Ended December 31, 2014, which is incorporated into this proxy statement. At this time, PPEC cannot definitively determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2013 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Committee.

Federal Income Tax Consequences of Participation in the Incentive Plans

The following discussion of the federal income tax consequences of participation in the Incentive Plans is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the Incentive Plans. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code (the “Code”) regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Stock Options. No incentive stock options are outstanding, or may be granted, under the 2011 Plan. Under the 2013 Plan, a participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by PPEC at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

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A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO Stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the incentive stock option. If a participant sells the ISO Stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO Stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO Stock for more than one year and otherwise will be short-term. If a participant sells the ISO Stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO Stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options. Under both Incentive Plans, a participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NQO Stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NQO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NQO stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. No stock appreciation rights are outstanding, or may be granted, under the 2011 Plan. Under the 2013 Plan, a participant will not have income upon the grant of a SAR but generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Under both Incentive Plans, a participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within thirty (30) days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the Restricted Stock less the purchase price, if any. When the shares of restricted stock are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of restricted stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. No other stock-based awards are outstanding, or may be granted, under the 2011 Plan. The tax consequences associated with any other stock-based award granted under the 2013 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

No Tax Consequences to PPEC. Under both Incentive Plans, there will be no tax consequences to PPEC except that PPEC will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Material Terms of PPEC’s Warrants

On August 30, 2013, in connection with a private placement of shares of PPEC common stock, PPEC sold 11,000,000 warrants. All of the warrants have an exercise price of $0.20 and are exercisable until August 30, 2016. A copy of the form of the warrant agreement is included as an exhibit to the private placement subscription

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agreement attached to the Form 8-K filed on September 5, 2013 in connection with that private placement. At the time of the Reincorporation, Hold Co. will also assume all outstanding warrants to purchase PPEC common stock. The terms and conditions of the warrants that are in effect immediately prior to the Reincorporation will continue in full force and effect after the Reincorporation, except that the shares of common stock issuable under each such warrant will be shares of Hold Co. common stock.

The PPEC Board recommends that you vote “FOR” the Incentive Plan Proposal.

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PROPOSAL TO ADJOURN THE SPECIAL MEETING

The Adjournment Proposal

If at the special meeting of stockholders the number of shares of PPEC common stock represented and voting in favor of the Reincorporation Proposal or the Incentive Plan Proposal is insufficient to adopt that proposal under Nevada law, we intend to move to adjourn the special meeting in order to enable the PPEC Board to solicit additional proxies in respect of the proposal. In that event, we will ask our stockholders to vote only upon the adjournment proposal, and not the Reincorporation Proposal or the Incentive Plan Proposal.

In this proposal, we are asking you to authorize the holder of any proxy solicited by the PPEC Board to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the special meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve the adjournment proposal, we could adjourn any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Reincorporation Proposal to defeat that proposal, we could adjourn the special meeting without a vote on the Reincorporation Proposal or the Incentive Plan Proposal and seek to convince the holders of those shares to change their votes to vote in favor of the Reincorporation Proposal and the Incentive Plan Proposal.

Vote Required and Board Recommendation

The proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to it. No proxy that is specifically marked “AGAINST” the Reincorporation Proposal or the Incentive Plan Proposal will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

The PPEC Board recommends that you vote “FOR” the adjournment proposal.

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THE SPECIAL MEETING

Date, Time and Place

This proxy statement is being furnished to PPEC stockholders as part of the solicitation of proxies by the PPEC Board for use at the special meeting to be held at 10:00 a.m., local time, on November 11, 2015, at the Executive Conference Center, located on the 40th floor at 2200 Ross Avenue, Dallas, TX 75201.

Matters to be Considered

The purpose of the special meeting will be:

1.	To consider a proposal to approve an merger agreement, pursuant to which PPEC will merge with and into a wholly owned subsidiary of Hold Co., and each outstanding share of PPEC common stock (other than shares held by stockholders that properly exercise dissenters’ rights as described above), will be converted into one share of common stock of Hold Co.;

2.	If the Reincorporation Proposal is approved, to consider a proposal (the “Incentive Plan Proposal”) to approve the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by our stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans and (iii) PPEC’s outstanding warrants;

3.	To consider a proposal, which we refer to as the “adjournment proposal,” to approve, if necessary, the adjournment of the Special Meeting to solicit additional proxies in favor of the Reincorporation Proposal and the Incentive Plan Proposal; and

4.	To transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

Recommendation of the PPEC Board of Directors

After careful consideration, the PPEC Board concluded that the Reincorporation is advisable and in the best interests of PPEC and our stockholders and unanimously approved the merger agreement. The PPEC Board unanimously recommends a vote “FOR” the approval of the Reincorporation Proposal, “FOR” the approval of the Incentive Plan Proposal and “FOR” the approval of the adjournment proposal.

Record Date and Quorum

Only the holders of record of our common stock as of the close of business on October 9, 2015, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 45,731,482 shares of PPEC common stock outstanding, each entitled to one vote per share.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of PPEC common stock on the record date will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. If no quorum exists, either the chairman of the special meeting or the holders of a majority of the common stock present in person or by proxy at the special meeting may adjourn the special meeting to permit the solicitation of additional proxies in favor of the proposals. Any shares of our common stock that we hold in treasury and shares held by any of our subsidiaries are not considered to be outstanding for purposes of determining a quorum. Abstentions and “broker non-votes” will be treated as present for purposes of determining the presence of a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting, unless the holder is present solely to object to the special meeting. If a new record date is set for the adjourned special meeting, however, then a new quorum will have to be established.

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Required Vote

Each outstanding share of PPEC common stock on the record date entitles the holder to one vote at the special meeting. Completion of the Reincorporation requires approval of the Reincorporation Proposal by the affirmative vote of the holders of a majority of the outstanding shares of PPEC common stock. Approval of the Incentive Plan Proposal and the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to it.

Proxies and Voting Instructions

In order for your shares to be included in the vote, you must vote your shares by one of the following means:

•	in person at the special meeting; or

•	by completing, signing and dating the proxy card accompanying this document and returning it (1) by mail in the enclosed, self-addressed envelope (you must add proper postage), (2) by facsimile to the attention of the Corporate Secretary at (214) 220-4349, or (3) by electronic mail to the attention of the Corporate Secretary at contact@parkplaceenergy.com.

If you hold your shares through a broker or other nominee, you will receive separate voting instructions with the proxy statement. Your broker or nominee may provide voting through the Internet or by telephone. Please contact your broker to determine how to vote.

Because the affirmative vote of the holders of a majority of the outstanding shares of PPEC common stock entitled to vote at the special meeting is needed to approve the Reincorporation Proposal, the failure to vote by proxy or in person will have the same effect as a vote against the Reincorporation Proposal. As described below, abstentions and broker non-votes will also have the same effect as a vote against the Reincorporation Proposal. Accordingly, the PPEC Board urges you to vote your shares by one of the methods described above or, if you hold shares through a broker or nominee, to vote in accordance with the instructions provided to you by your broker or nominee.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, American Registrar & Transfer Co., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by voting by one of the methods described under “Proxies and Voting Instructions” above.

Beneficial Owners

If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of the shares, and these proxy materials are being forwarded to you together with a voting instruction card by, or at the direction of, your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee to vote your shares as you instruct in the voting instruction card. The broker, bank or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting, but only as you instruct in the voting instruction card. You may also vote in person at the meeting, but only after you obtain a “legal proxy” from the broker, bank or other nominee that is the record holder of your shares, giving you the right to vote your shares at the meeting. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares.

In addition, a large number of brokers, banks and certain other nominees participate in Broadridge Financial Solutions, Inc.’s online program. This program provides eligible stockholders who receive a paper copy of this

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proxy statement the opportunity to vote via the Internet or by telephone. If your broker, bank or other nominee participates in Broadridge’s program, your broker, bank or other nominee will provide instructions. Please check the voting instruction card provided by your broker, bank or other nominee to see which options are available and the procedures to be followed.

Voting

Whether you hold shares directly as the stockholder of record or as a beneficial owner through a broker, bank or other nominee, you may direct how your shares are voted without attending the meeting by completing, signing, dating and returning the enclosed proxy card or voting instruction card, or by one of the other methods described above under “Proxies and Voting Instructions”.

All shares represented by properly completed proxies received prior to the special meeting will be voted at the special meeting in the manner specified in the proxies. Properly completed proxies that do not contain voting instructions will be voted “FOR” the Reincorporation Proposal, “FOR” the Incentive Plan Proposal and “FOR” the adjournment proposal, provided that no proxy that is specifically marked “AGAINST” the Reincorporation Proposal or the Incentive Plan Proposal will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the adjournment proposal.

If other matters do properly come before the special meeting, or at any adjournment or postponement thereof, we intend that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card. In addition, the grant of a proxy will confer authority on the persons named as proxies on the proxy card to vote in accordance with their best judgment on procedural matters incident to the conduct of the special meeting.

Stockholders should not send stock certificates with their proxy cards. Please see “The Reincorporation Proposal—No Surrender of Stock Certificates Required” on page 16 above, for information regarding the treatment of stock certificates in connection with the Reincorporation.

Abstentions

Shares of PPEC common stock represented at the special meeting but not voting, including shares of PPEC common stock for which proxies have been received but with respect to which stockholders have voted to abstained, will be treated as present at the special meeting for purposes of determining whether a quorum exists, but will effectively count as votes against the Reincorporation Proposal. Shares of PPEC common stock for which proxies have been received but with respect to which stockholders have abstained will not be voted on the adjournment proposal, and will not have any effect on whether that proposal is approved.

Effect of Broker Non-Votes

Brokers will not have discretionary authority to vote on the Reincorporation Proposal, the Incentive Plan Proposal or the adjournment proposal. If no instructions are given to the broker holding shares for a customer, or if instructions are given to the broker indicating that the broker does not have authority to vote on the Reincorporation Proposal or the Incentive Plan Proposal, then, in either case, a “broker non-vote” will generally occur and the shares will be counted as present for purposes of determining whether a quorum exists, but will not be voted on the Reincorporation Proposal or the Incentive Plan Proposal. However, given that the Reincorporation Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of PPEC common stock, and that the Incentive Plan Proposal requires that the number of votes cast in favor of such proposal exceeds the number of votes in opposition to it, broker non-votes will have the same effect as voting against the Reincorporation Proposal and the Incentive Plan Proposal.

Any broker non-votes with respect to the adjournment proposal will also be counted as present for purposes of determining whether a quorum exists, but will not have any effect on whether that proposal is approved.

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Adjournments and Postponements

Either the chairman of the meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, may adjourn the meeting. For information relevant to an adjournment for purposes of soliciting additional proxies to approve the Reincorporation Proposal, please see “Proposal to Adjourn the Special Meeting,” above. Any adjournment may be made without notice, other than by an announcement made at the special meeting, unless the adjournment is for more than sixty days or a new record date is fixed for the adjourned meeting. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

At any time prior to convening the special meeting, the PPEC Board may postpone the special meeting for any reason without the approval of PPEC stockholders. If postponed, we will provide notice of the new meeting date at least ten days prior to the new meeting date. Although it is not currently expected, PPEC Board may postpone the special meeting for the purposes of soliciting additional proxies if it concludes that by the meeting date it is reasonably likely that we will not have received sufficient proxies to constitute a quorum or sufficient votes to approve the proposals. Any postponement of the special meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use. If the special meeting is adjourned or postponed and the record date remains unchanged, unrevoked proxies will continue to be effective for purposes of voting on the new meeting date.

Revocability of Proxies

You can revoke your proxy at any time before the vote is taken at the special meeting. If you are a stockholder of record, you may revoke your proxy by:

•	submitting written notice of revocation to the Secretary of PPEC prior to the voting of the proxy, which is dated a later date than the proxy;

•	submitting a duly completed and executed proxy bearing a later date; or

•	voting in person at the special meeting; however, simply attending the special meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications about revoking your proxy should be addressed to:

Park Place Energy Corp.

2200 Ross Avenue, Suite 4500E

Dallas, Texas 75201

Attention: Francis M. Munchinski, Corporate Secretary

If you hold your shares through a broker, bank or other nominee, you should follow the instructions of your broker, bank or nominee regarding revocation of proxies.

Shares Owned by Our Directors and Executive Officers

As of the record date for the special meeting, our directors and executive officers owned, in the aggregate, approximately 1,300,000 shares of our common stock (excluding shares issuable upon exercise of options and warrants, and the vesting of restricted stock units), or approximately 2.84% of the outstanding shares of our common stock. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock “FOR” the Reincorporation Proposal, “FOR” the Incentive Plan Proposal and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies.

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Solicitation of Proxies

PPEC will pay for the costs associated with printing and filing this proxy statement and soliciting proxies for the special meeting. Some of PPEC’s officers may solicit proxies by telephone or in person, although they will not be paid for soliciting proxies.

Please do not send your stock certificate(s) evidencing your shares of PPEC common stock with your proxy. Please see “The Reincorporation Proposal—No Surrender of Stock Certificates Required” on page 16 above, for information regarding the treatment of stock certificates in the merger.

Assistance

If you need assistance in completing your proxy card or voting your shares, or have questions regarding the special meeting, please contact PPEC, at the number below, or write to the following address:

Park Place Energy Corp.

2200 Ross Avenue, Suite 4500E

Dallas, TX 75201

(214) 220-4340

DESCRIPTION OF HOLD CO. CAPITAL STOCK

The following description of Hold Co.’s capital stock is not complete and may not contain all the information you should consider before voting on the Reincorporation Proposal. This description is summarized from, and qualified in its entirety by reference to, the Hold Co. Charter, and the Hold Co. Bylaws, copies of which are included with this proxy statement/prospectus as Annexes B and C.

Hold Co.’s authorized capital stock consists of:

•	250,000,000 shares of common stock, $0.00001 par value per share; and

•	10,000,000 shares of preferred stock, $0.00001 par value per share.

Common Stock

Voting Rights. The holders of Hold Co. common stock are entitled to one vote per share on all matters submitted for action by the stockholders.

Dividend Rights. Subject to any preferential rights of any then outstanding preferred stock, all shares of Hold Co. common stock are entitled to share equally in any dividends the Hold Co. Board may declare from legally available sources.

Liquidation Rights. Upon liquidation, dissolution or winding up of Hold Co., after payment in full of the amounts required to be paid to holders of any then outstanding preferred stock, all shares of Hold Co. common stock are entitled to share equally (together with holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) in the assets available for distribution to stockholders after payment or provision for payment of all of Hold Co.’s debts and liabilities.

Other Matters. The holders of Hold Co. common stock do not have preemptive rights. The rights, preferences and privileges of holders of Hold Co. common stock are subject to the terms of any series of preferred stock that may be issued in the future.

Transfer Agent

The transfer agent and registrar for Hold Co. common stock is American Registrar & Transfer Co.

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Dividend

The decision to pay dividends is made by the Hold Co. Board and is dependent on Hold Co.’s earnings, management’s assessment of future capital needs, and other factors. Immediately after completion of the Reincorporation, Hold Co. will be a holding company that does not operate any business that is separate from those of PPEC and PPEC’s subsidiaries. Hold Co. will therefore be dependent on PPEC, which has never paid a dividend, for any funds from which to pay dividends. Hold Co. does not expect to pay any cash dividends on its common stock in the foreseeable future.

Preferred Stock

Hold Co.’s authorized capital stock includes 10,000,000 shares of preferred stock. The Hold Co. Board is authorized to divide the preferred stock into series and, with respect to each series, to determine the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, including the voting rights, dividend rights, redemption rights and terms, liquidation preferences, and conversion or exchange rights. The Hold Co. Board could, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power of the holders of common stock and that could have certain anti-takeover effects. Subject to the rights of the holders of any series of preferred stock, the number of authorized shares of any series of preferred stock may be increased (but not above the number of authorized shares) or decreased (but not below the number of shares thereof then outstanding) by resolution adopted by the Hold Co. Board.

Anti-Takeover Effects of Delaware Law

Upon completion of the Reincorporation, Hold Co. will not be governed by the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. This section prevents some Delaware corporations from engaging, under some circumstances, in a business combination, which includes a merger or sale of at least 10% of the corporation’s assets with any interested stockholder, meaning a stockholder who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of the corporation’s outstanding voting stock, unless:

•	the transaction is approved by the board of directors prior to the time that the interested stockholder became an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder’s becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding stock owned by directors who are also officers of the corporation; or

•	subsequent to such time that the stockholder became an interested stockholder the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. Hold Co. has opted out of these provisions.

PPEC Board believes that the applicability of Section 203 to Hold Co. might discourage unfair or disadvantageous takeover attempts and encourage a potential acquirer to negotiate with the Hold Co. Board prior to becoming an interested stockholder, which we would generally expect to have the effect of increasing the purchase price. However, we also believe that opting out of the applicability of Section 203 will increase the flexibility for our major stockholders to sell a stock interest representing between 15% and 85% in voting power

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of the voting stock of Hold Co. to a third party, which will encourage those stockholders to support the Reincorporation Proposal. Therefore, we have determined to include in the Hold Co. Charter an election to opt out of the applicability of Section 203.

Certain Other Anti-Takeover, Limited Liability and Indemnification Provisions

The Hold Co. Charter and Hold Co. Bylaws contain provisions that could make more difficult the acquisition of Hold Co. by means of a tender offer, a proxy contest or otherwise, or to remove or replace the Hold Co. management.

Requirements for Advance Notification of Stockholder Nominations and Proposals. The Hold Co. Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Hold Co. Board or one of its committees.

Removal of Directors. The Hold Co. Bylaws provide that a director may be removed, with or without cause, by the holders of at least two-thirds of the shares then entitled to vote at a special meeting called for that purpose.

Number of Directors and Vacancies. The Hold Co. Bylaws permit the number of directors to be fixed by the Hold Co. Board. Any vacancy on the Hold Co. Board may be filled by vote of a majority of the Hold Co. directors then in office.

“Blank Check” Preferred Stock. The Hold Co. Charter authorizes the issuance of “blank check” preferred stock that could be issued by the Hold Co. Board to increase the number of outstanding shares, making a takeover more difficult and expensive.

Amendments to Hold Co. Charter and Hold Co. Bylaws. Any amendment to the Hold Co. Charter requires approval by the Hold Co. Board and a majority of the outstanding shares of Hold Co. common stock. The Hold Co. Bylaws can be amended, rescinded or repealed by the Hold Co. Board, or by approval of the holders of a majority in voting power of the outstanding shares of Hold Co. common stock.

Special Meetings of Stockholders. The Hold Co. Charter and Bylaws provide that special meetings of stockholders can be called only by the chairperson of the Hold Co. Board, the chief executive officer or the president (in absence of a chief executive officer), by action of the Hold Co. Board, or by a stockholder or group of stockholders holding collectively 35% of the outstanding shares of Hold Co. common stock.

Actions by Written Consent. The Hold Co. Bylaws permits stockholders to act by written consent (which is also permitted in PPEC Bylaws).

Forum Selection Provision. The Hold Co. Charter provides that unless Hold Co. consents to the selection of an alternative forum, the appropriate state court of the State of Delaware shall be the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of Hold Co., (ii) action asserting a claim of breach of a fiduciary duty owed by any director or officer or employee of Hold Co. to Hold Co. or Hold Co.’s stockholders, creditors or other constituents, (iii) action asserting a claim against Hold Co. or any director or officer or employee of Hold Co. arising pursuant to any provision of the DGCL or the Hold Co. Charter or Hold Co. Bylaws, or (iv) action asserting a claim against Hold Co. or any director or officer or employee of Hold Co. governed by the internal affairs doctrine, in each such case subject to the court having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of Hold Co. shall be deemed to have notice of and consented to the forum provisions in the Hold Co. Charter.

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Limitation of Director Liability and Indemnification Arrangements with Officers and Directors. Under Delaware law, a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than liability for:

•	any breach of the director’s duty of loyalty,

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,

•	certain unlawful dividend payments or stock redemptions or repurchases, or

•	any transaction for which the director derives an improper personal benefit.

The Hold Co. Charter eliminates the personal liability of directors to Hold Co. or its stockholder for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by law.

The Hold Co. Charter provides that to the fullest extent permitted by Delaware law, Hold Co. must indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was or has agreed to become a director or officer of PPEC, or is or was serving or has agreed to serve at the request of Hold Co. as a director, officer, employee or agent of another corporation or other enterprise against costs, charges, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person or on his or her behalf in connection with such action, suit or proceeding.

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COMPARISON OF STOCKHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

Upon completion of the Reincorporation, our stockholders will become stockholders of Hold Co., and their rights will be governed by the Delaware General Corporation Law, or “DGCL,” and other applicable Delaware law, the Hold Co. Charter, and the Hold Co. Bylaws.

While there are substantial similarities between Delaware law and Nevada law, as well as between our articles of incorporation, as amended, and amended and restated bylaws (which we refer to as the “PPEC Articles” and “PPEC Bylaws”) and the Hold Co. Charter and the Hold Co. Bylaws, a number of differences do exist. The following is a comparison of the material differences between the rights of PPEC stockholders prior to the Reincorporation and the rights they will have as stockholders of Hold Co. after completion of the Reincorporation. This summary is not intended to be a complete discussion of those material differences, and it is qualified in its entirety by reference to the various documents of PPEC and Hold Co. described in this summary. You should carefully read these documents in their entirety for a more complete understanding of the material differences between your rights as a stockholder of PPEC before the merger and as a stockholder of Hold Co. after the merger.

	PPEC	Hold Co.
Removal of Directors	Under Nevada law, directors may be removed from office by a two-thirds stockholder vote, or if provided for in the articles of incorporation, by the vote of a larger percentage of shares. However, if a corporation’s articles of incorporation provide for cumulative voting to elect directors, such directors may not be removed other than by a vote or a sufficient number of shares to have prevented their election in the first instance.	Under Delaware law, directors may be removed from office by a majority stockholder vote and in the case of corporations with classified boards, stockholders may effect such removal only for cause. However, if a corporation’s articles of incorporation provide for cumulative voting to elect directors, such directors may not be removed other than by a vote or a sufficient number of shares to have prevented their election in the first instance.

	The PPEC Bylaws provide that any director may be removed, with or without cause, by the affirmative vote of stockholders of record holding at least a majority of the outstanding shares then entitled to vote at an election of directors at a special meeting called for that purpose, or by the affirmative and unanimous vote of the directors, with the exception of the vote of the director to be removed.	The Hold Co. Bylaws provide that any director may be removed, with or without cause, by the affirmative vote of stockholders of record holding in the aggregate at least two-thirds in voting power of the outstanding shares at a special meeting called for that purpose.

Special Meetings of Stockholders	The PPEC Bylaws provide that special meetings of the stockholders may be called by the chief executive officer (or if one has not been elected, the president), by the board of directors, or by stockholders owning of record at least twenty percent (20%) of the aggregate voting power of the issued and outstanding PPEC shares of capital stock.	The Hold Co. Charter and Bylaws provide that special meetings of stockholders may be called at any time only by the board of directors, the chairperson of the board, the chief executive officer or the president (in the absence of a chief executive officer), or by a stockholder or group of stockholders holding collectively 35% of the outstanding shares of Hold Co. common stock.

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	PPEC	Hold Co.
Proxy	Under Nevada law, at any meeting of the stockholders of a corporation, a stockholder may designate another person to act as a proxy. A proxy is effective only for a period of six months unless the stockholder specifies a different term, which cannot exceed seven years. A proxy may be irrevocable if it is coupled with an interest.	Under Delaware law, at any meeting of the stockholders of a corporation, a stockholder may designate another person to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy may be irrevocable if it is coupled with an interest.
	The PPEC Bylaws provide that no proxy shall be valid after the expiration of six months from its date of execution, unless otherwise provided in the proxy.	The Hold Co. Bylaws provide that no proxy shall be valid after the expiration of three years from its date of execution, unless otherwise provided in the proxy.

Dividends

Under Nevada law, the PPEC Board may make distributions to stockholders, unless otherwise provided in the articles of incorporation. However, no distribution may be made if it would cause:

•       the corporation to be unable to pay its debts as they become due; or

•       except as otherwise specifically allowed by the articles of incorporation, the corporation’s assets to be less than the sum of its liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential stockholders whose rights are superior to those receiving the distribution.

Under Delaware law, a corporation may pay dividends out of surplus or net profits for the current or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate liquidation preference of the corporation’s outstanding stock having a preference upon distribution of assets.

Limitation of Personal Liability of Directors and Officers

Under Nevada law and the PPEC Articles, a director or officer is not individually liable to PPEC or its stockholders for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that:

•       The director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and

•       The breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Under Delaware law, a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, other than liability for:

•       any breach of the director’s duty of loyalty,

•       acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,

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	PPEC	Hold Co.

•       certain unlawful dividend payments or stock redemptions or repurchases, or

•       any transaction for which the director derives an improper personal benefit.

The Hold Co. Charter eliminates the personal liability of directors to the corporation or its stockholder for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by law.

Transactions Between the Corporation and Directors and Officers

Under Nevada law, a contract or other transaction is not void or voidable solely because the contract or transaction is between a corporation and one or more of its directors or officers or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested if:

•       the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors,

•       the fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power,

•       the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action, or

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee that authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

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	PPEC	Hold Co.

• the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Appraisal Rights

Nevada law provides that stockholders have the right to dissent and instead demand payment of the fair value of their shares in the event of:

•       a merger, if approval by the stockholders is required or if the Nevada corporation is a subsidiary and is merged with its parent,

•       a plan of conversion in which the Nevada corporation’s securities will be converted,

•       a plan of exchange in which the Nevada corporation’s securities will be acquired, or

•       any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a board resolution provides for dissenters’ rights.

Unless a corporation’s articles of incorporation provide otherwise, there is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

•       a covered security under section 18(b)(1)(A) or (B) of the Securities Act,

•       traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares, or

Delaware law provides that stockholders have the right to dissent and instead demand payment of the fair cash value of their shares in the event of:

•       most types of mergers, other than a merger between a parent and a wholly-owned subsidiary, or

•       if provided for in the certificate of incorporation, an amendment to the certificate of incorporation, any merger or consolidation to which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.

Delaware law contains a similar exception to appraisal rights with respect to a merger or consolidation by a corporation with shares either listed on an exchange, designated as a national market system security or held by at least 2,000 stockholders of record. However, this exception does not apply if the stockholders receive in exchange for their shares anything other than cash in lieu of fractional shares, shares, or a combination of the foregoing. In each case, the shares must be of the surviving corporation or of another corporation that are publicly listed or held by more than 2,000 stockholders.

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	PPEC	Hold Co.

•       issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value.

However, this exception does not apply if the stockholders receive in exchange for their shares anything other than cash, shares or other proprietary interest of another entity. The shares or proprietary interest must be of the surviving corporation or of another entity that is publicly listed or held by more than 2,000 stockholders.

Certain Business Combination Restrictions

Nevada law prohibits certain “combinations” between a corporation and an “interested stockholder” for a period of two years following the time that the stockholder became an interested stockholder unless:

•       the combination or the transaction by which the person first became an interested stockholder is approved by the corporation’s board before the person first became an interested stockholder; or

•       the combination is approved by the corporation’s board and is thereafter approved by its stockholders at an annual or special meeting by the affirmative vote of holders of at least sixty percent of its outstanding voting stock not beneficially owned by the interested stockholder or its affiliates or associates.

The corporation is also prohibited from engaging in any combination with any interested stockholder after the expiration of the two year period unless either:

Upon completion of the Reincorporation, Hold Co. will not be governed by the provisions of Section 203 of the DGCL regulating corporate takeovers. This section prevents some Delaware corporations from engaging, under some circumstances, in a business combination, which includes a merger or sale of at least 10% of the corporation’s assets, with any interested stockholder, meaning a stockholder who, together with affiliates and associates, owns or, within three years prior to the determination of interested stockholder status, did own 15% or more of the corporation’s outstanding voting stock, unless:

•       the transaction is approved by the Hold Co. Board prior to the time that the interested stockholder became an interested stockholder;

•       upon consummation of the transaction which resulted in the stockholder’s becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding stock owned by directors who are also officers of the corporation; or

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PPEC	Hold Co.

•       the combination or the transaction by which the person first became an interested stockholder is approved by our the PPEC Board before the person first became an interested stockholder; or

•       the combination is approved by the corporation’s stockholders at an annual or special meeting held no earlier than two years after the date the person first became an interested stockholder by the affirmative vote of holders of a majority of outstanding voting stock not beneficially owned by the interested stockholder or its affiliates or associates; or

•       the consideration received by stockholders satisfies certain minimum valuation and other criteria, and after the date the person became an interested stockholder and before completing the combination, the interested stockholder has not become the beneficial owner of any additional voting shares, subject to exceptions.

A “combination” includes a number of transactions, such as (i) a merger or consolidation of the corporation or its subsidiaries with the interested stockholder or certain related entities, (ii) a disposition of assets to the interested stockholder or certain related entities having a threshold market value; (iii) certain share issuance having a threshold market value; (iv) the adoption of a liquidation or dissolution plan or proposal; (iv) certain reclassifications, recapitalizations and similar transactions; and (v) the receipt by the interested stockholder or certain related entities of any financial assistance or tax advantage, unless proportionately received as a stockholder.

A corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada law. PPEC has excluded itself from the application of these provisions.

•       subsequent to such time that the stockholder became an interested stockholder the business combination is approved by the Hold Co. Board and authorized at an annual or special meeting of stockholders by at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or bylaws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. Hold Co. has opted out of these provisions.

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	PPEC	Hold Co.
Control Share Acquisition Statute

PPEC is subject to Nevada’s control share acquisition statute, which restricts voting rights of an “acquiring person” that acquires a “controlling interest” in Nevada corporations to which the statute applies. The statute provides that an acquiring person and its associates obtain only those voting rights in their “control shares” as are conferred by stockholder resolution at an annual or special meeting. The resolution must be approved by both a majority of the voting power of the corporation, and a majority of each class or series for which the acquisition of control shares would adversely alter or change any preference or right. If the control shares are afforded full voting rights and the acquiring person has acquired at least a majority of the voting power, stockholders who have not voted in favor of the voting rights may dissent in accordance with Nevada law and obtain payment of the fair value of their shares.

An “acquiring person” means any person who, individually or in association with others, acquires or offers to acquire,

There is no control share acquisition statute under Delaware law.

directly or indirectly, a controlling interest in PPEC.

A “controlling interest” is the ownership of voting shares sufficient to enable the acquiring person to exercise: (a) one-fifth or more but less than one-third, (b) one-third or more but less than a majority, or (c) a majority or more, of the voting power of PPEC.

“Control shares” means outstanding voting shares of PPEC that an acquiring person and its associates acquire or offer to acquire in connection with obtaining a controlling interest, and acquire within ninety days preceding the date of becoming an acquiring person.

A corporation may expressly exclude itself from application of the foregoing control share acquisition statute. PPEC has excluded itself from the application of such statute.

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	PPEC	Hold Co.
Constituency Provision

PPEC is subject to Nevada’s constituency statute, which provides that in exercising their respective powers with a view to the interests of the corporation, officers and directors may consider the following:

•       the interests of the corporation’s employees, suppliers, creditors and customers;

•       the economy of the state and nation;

•       the interests of the community and of society; and

•       the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Officers and directors are not required to consider the effect of a proposed corporate action upon any particular group having an interest in the corporation as a dominant factor.

Delaware Law does not contain a similar “constituency” provision.

Forum Selection Provision	Neither the PPEC Articles nor PPEC Bylaws contains a forum selection provision.	The Hold Co. Charter provides that unless Hold Co. consents to the selection of an alternative forum, the appropriate state court of the State of Delaware shall be the sole and exclusive forum for any (i) derivative action or proceeding brought on behalf of Hold Co., (ii) action asserting a claim of breach of a fiduciary duty owed by any director or officer or employee of Hold Co. to Hold Co. or Hold Co.’s stockholders, creditors or other constituents, (iii) action asserting a claim against Hold Co. or any director or officer or employee of Hold Co. arising pursuant to any provision of the DGCL or the Hold Co. Charter or Hold Co. Bylaws, or (iv) action asserting a claim against Hold Co. or any director or officer or employee of Hold Co. governed by the internal affairs doctrine, in each such case subject to the appropriate state court having personal jurisdiction over the indispensable parties named as defendants therein.

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	PPEC	Hold Co.
Inspection Rights	Under Nevada law, any stockholder who owns at least 15% of the outstanding shares of the corporation’s capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy and audit the books of account and all financial records of the corporation. These rights may be denied if such inspection, copies or audit is desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder.	Under Delaware law, any stockholder of record has the right to inspect and copy the books and records of the corporation for a proper purpose. A “proper purpose” means a purpose reasonably related to such person’s interest as a stockholder.

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MATERIAL U.S. FEDERAL TAX CONSEQUENCES

The following discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), current and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date of this proxy statement/prospectus, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or to persons subject to special treatment under U.S. federal income tax laws. In particular, this discussion deals only with stockholders that are (1) U.S. holders and (2) hold PPEC common stock as capital assets within the meaning of section 1221 of the Code (generally, assets held for investment). In addition, this discussion does not address the tax treatment of special classes of stockholders, such as entities taxed under Subchapter S of the Code, entities taxed as partnerships, banks, insurance companies, cooperatives, real estate investment trust, regulated investment company or mutual funds, traders in securities that elects mark-to-market treatment, holders of common stock that has functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, broker-dealers, persons holding shares of PPEC common stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction, U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign estates or trusts and persons who are not citizens or residents of the United States for tax purposes. This discussion may not be applicable to holders who acquired PPEC stock pursuant to the exercise of options or warrants or otherwise as compensation.

As used in this summary, a “U.S. holder” is:

•	an individual U.S. citizen or resident alien;

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes created or organized under the laws of the United States or any state thereof or in the District of Columbia;

•	an estate that is subject to U.S. federal income tax on its income regardless of its source; or

•	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of PPEC common stock, the U.S. federal income tax consequences to a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A holder of PPEC common stock that is a partnership, and the partners in such partnership, are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The discussion set forth below is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder. Moreover, the discussion does not address any non-income, foreign, state or local tax consequences or tax return reporting requirements. ACCORDINGLY, ALL HOLDERS OF PPEC COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR SITUATION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

PPEC has obtained an opinion (the Opinion”) from Gardner Firm PLLC that (i) the Reincorporation will constitute a “reorganization” within the meaning of section 368(a) of the Code, (ii) that PPEC, Hold Co. and Merger Sub will each be a “party to the reorganization” within the meaning of section 368(b) of the Code and (iii) the discussion contained under this heading constitutes their opinion as to the material U.S. federal income tax consequences of the merger to PPEC, Hold Co. and U.S. Holders of PPEC common stock. This Opinion is based on existing law and based in part upon representations, made as of the effective time of the Reincorporation, by PPEC and Hold Co., which counsel has assumed to be true, correct and complete. If the

44

representations are inaccurate, the Opinion could be adversely affected. The Opinion is not binding upon the Internal Revenue Service or any court. Neither PPEC nor Hold Co. has requested nor will request a private letter ruling from the Internal Revenue Service.

The material U.S. federal income tax consequences of the Reincorporation are as follows:

•	No gain or loss will be recognized by PPEC, Hold Co. or Merger Sub as a result of the Reincorporation;

•	A U.S. holder that exchanges PPEC common stock solely in exchange for Hold Co. common stock will recognize no gain or loss upon receipt of Hold Co. common stock;

•	The aggregate tax basis for shares of Hold Co. common stock that a U.S. holder receives in exchange for PPEC common stock in the Reincorporation will equal such U.S. holder’s aggregate tax basis in PPEC common stock surrendered in the Reincorporation;

•	The holding period for the shares of Hold Co. common stock that a U.S. Holder receives in the Reincorporation will include the holding period of such holder’s PPEC common stock exchanged therefor;

•	A U.S. holder that properly exercises its dissenters’ rights will receive payment of the fair value of such shares. See “The Reincorporation Proposal—Dissenters’ Rights” beginning on page 15 and the text of the Nevada dissenters’ rights statute, Chapter 92, Sections 300 – 500 of the Nevada Revised Statutes, which is reproduced in its entirety as Annex D to this proxy statement/prospectus; and

•	A U.S. holder that properly exercises its dissenters’ rights and accordingly receives cash in exchange for its PPEC common stock will recognize gain or loss equal to the difference between the amount of cash received by such U.S. holder and the U.S. holder’s adjusted tax basis in PPEC common stock exchanged therefor. Any such gain or loss generally will be capital gain or loss. Any capital gain or loss will be long-term capital gain or loss if the U.S. holder held the shares of PPEC common stock for more than one year at the effective time of the merger. Long-term capital gains of non-corporate U.S. holders are generally subject to reduced rates of taxation. The deductibility of capital losses is subject to limitations.

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LEGAL MATTERS

The legality of the shares of Hold Co. common stock to be issued pursuant to the merger will be passed upon for Hold Co. by the Law Office of Douglas M. Berman, PLLC, Dallas, Texas. Certain United States federal income tax consequences of the merger will be passed upon by Gardner Firm PLLC.

EXPERTS

The consolidated financial statements of Park Place Energy Corp. as of December 31, 2014 and 2013, and for the years then ended, have been incorporated herein in reliance upon the reports of Whitley Penn LLP, and Saturna Group Chartered Accountants LLP, independent registered public accounting firms, incorporated herein, and upon the authority of said firms as experts in accounting and auditing.

OTHER BUSINESS

As of the date of this proxy statement/prospectus, we know of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement/prospectus. If, however, other matters are brought before the special meeting, the persons named as proxies will vote in accordance with their judgment on such other matters unless otherwise indicated on the proxy.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

Available Information

PPEC files reports, proxy statements and other information with the SEC. Information filed with the SEC by PPEC can be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy and information statements and other information about issuers, such as us, who file electronically with the SEC. The address of that website is http://www.sec.gov.

PPEC’s website address is www.parkplaceenergy.com. The information on its website, however, is not, and should not be deemed to be, a part of this prospectus.

This proxy statement/prospectus and any prospectus supplement are part of a registration statement that Hold Co. filed with the SEC and do not contain all of the information in the registration statement and the accompanying exhibits and schedules in accordance with the rules and regulations of the SEC and we refer you to the omitted information. The statements this proxy statement/prospectus makes pertaining to the content of any contract, agreement or other document that is an exhibit to the registration statement necessarily are summaries of their material provisions and do not describe all exceptions and qualifications contained in those contracts, agreements or documents. You should read those contracts, agreements or documents for information that may be important to you. The registration statement, exhibits and schedules are available at the SEC’s public reference room or through its website, provided above. Copies of PPEC’s Annual Report on Form 10-K for the year ended December 31, 2014 and PPEC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 are being delivered to you with this proxy statement/prospectus.

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ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement” ), dated as of July 16, 2015, is among PARK PLACE ENERGY CORP., a Nevada corporation (“PPEC”), PPEC MERGER CORP., a Nevada corporation and an indirect wholly-owned subsidiary of PPEC (“Merger Sub”), and PARK PLACE ENERGY INC., a Delaware corporation and a wholly-owned subsidiary of PPEC and the parent of Merger Sub (“Hold Co.”). PPEC, Merger Sub, and Hold Co. are sometimes collectively referred to as “Parties” and individually referred to as a “Party.”

RECITALS

A. The Board of Directors of PPEC has determined that it would be advisable and in the best interests of PPEC and its shareholders for PPEC to undergo a corporate reorganization under which (i) PPEC would become a wholly-owned subsidiary of a newly formed Delaware corporation, and (ii) the shareholders of PPEC would become shareholders of the newly formed Delaware corporation as a result of the conversion of the shares of PPEC into the same number of shares in the newly formed Delaware corporation.

B. To facilitate such corporate reorganization, prior to execution of this Agreement, PPEC has caused the creation of (i) Hold Co. as a wholly-owned subsidiary of PPEC, and (ii) Merger Sub as a wholly-owned subsidiary of Hold Co.

C. Pursuant to the terms of this Agreement, (i) Merger Sub will merge with and into PPEC, and PPEC will be the surviving corporation and become a wholly-owned subsidiary of Hold Co., and (ii) the shareholders of PPEC will become shareholders of Hold Co.

D. The form, terms and provisions of this Agreement have been authorized, approved and adopted by the Board of Directors of PPEC and the shareholders of Merger Sub and Hold Co.

In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the General Corporation Law of Delaware (the “DGCL”) and the Nevada Revised Statutes (the “NRS”), the Parties agree and covenant as follows:

ARTICLE I

TERMS AND CONDITIONS OF MERGER; EFFECTIVE TIME

1.1. Terms and Conditions of Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), Merger Sub shall be merged with and into PPEC (the “Merger”). As a result of the Merger, (i) the separate existence of Merger Sub and PPEC shall cease and PPEC shall be the surviving corporation (sometimes referred to as the “Surviving Corporation”); (ii) all capital stock of PPEC shall be converted into capital stock of Hold Co. in accordance with the provisions of Article VI below, such that the shareholders of PPEC before the Merger will become shareholders of Hold Co. immediately following the Merger; and (iii) PPEC shall thereafter continue to be governed by the laws of the State of Nevada and shall be a wholly-owned subsidiary of Hold Co. as a result of Hold Co.’s ownership of all of the issued and outstanding capital stock of Merger Sub immediately prior to the Merger. The Merger shall have the effects specified in the NRS and the DGCL and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of PPEC, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of PPEC, including, without limitation, all outstanding indebtedness of PPEC.

1.2. Effective Time. The date and hour on which the Merger occurs and becomes effective is hereinafter referred to as the “Effective Time.” The Merger shall be effective upon the latest to occur of: (i) the filing of Articles of Merger with the Secretary of State of the State of Nevada in accordance with the relevant provisions of the NRS, and (ii) the filing of a Certificate of Merger with the Secretary of State of Delaware in accordance with the relevant provisions of the DGCL, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement by the shareholder and directors of Merger Sub and the requisite shareholders and the directors of PPEC and compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended.

ARTICLE II

CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation. The certificate of incorporation of PPEC in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws. The bylaws of PPEC in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers. The officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors. The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV

CHARTER AND BYLAWS OF HOLD CO.

4.1. The Certificate of Incorporation. The certificate of incorporation of Hold Co. in effect at the Effective Time, a copy of which is attached hereto as Exhibit A, shall be the certificate of incorporation of Hold Co. until amended in accordance with the provisions provided therein or applicable law.

4.2. The Bylaws. The bylaws of Hold Co. in effect at the Effective Time shall be replaced with a new set of bylaws, the form and substance of which are attached thereto as Exhibit B, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE V

OFFICERS AND DIRECTORS OF HOLD CO.

5.1. Officers. The officers of PPEC immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of Hold Co., until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

5.2. Directors. The directors of PPEC immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of Hold Co., until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE VI

STOCK AND STOCK CERTIFICATES

6.1. Effect of Merger on PPEC Stock. At the Effective Time, as a result of the Merger and without any action on the part of PPEC, Merger Sub, Hold Co. or the shareholders of any of them:

(a) Each share of common stock of PPEC (the “PPEC Common Stock”) outstanding immediately prior to the Effective Time (excluding shares held by shareholders who perfect their dissenters’ rights as provided in paragraph (d) of this section) shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock (the “Hold Co. Common Stock”) of Hold Co. (the “Merger Consideration”), and all PPEC Common Stock shall be automatically cancelled and retired and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares of PPEC Common Stock (each, a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and the rights set forth in Section 6.2. The right of any holder of a Certificate to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax law.

(b) Each option, warrant or restricted stock unit (“RSU”) of PPEC issued and outstanding immediately prior to the Effective Time shall (i) be automatically converted into an identical security of Hold Co. (including, without limitation, the same exercise price, vesting conditions and expiration date) and (ii) immediately following the Effective Time, represent the right to acquire the number of shares of Hold Co. Common Stock that is equal to the number of shares of PPEC Common Stock acquirable upon the exercise or vesting of such option, warrant or RSU immediately prior to the Effective Time. The same number of shares of Hold Co. Common Stock shall be reserved for purposes of the exercise or vesting of such options, warrants or RSUs as is equal to the number of shares of PPEC Common Stock so reserved immediately prior to the Effective Time.

(c) PPEC’s stock option and equity incentive plans existing immediately prior to the Effective Time shall be automatically assumed and continued as plans of Hold Co. after the Merger.

(d) Each share of Hold Co. Common Stock owned by PPEC outstanding immediately prior to the Effective Time shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

(e) Each share of Merger Sub capital stock outstanding immediately prior to the Effective Time shall be converted into the same number of shares of common stock of the Surviving Corporation and, as such, shall remain outstanding and shall be owned by Hold Co.

(f) Any holder of shares of PPEC Common Stock who perfects his or her dissenters’ rights in accordance with and as contemplated by NRS 92A.300 to 92A.500 shall be entitled to receive the fair value of such shares in cash as determined pursuant to Sections 92A.300 to 92A.500 of the NRS; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the NRS.

6.2. Certificates. At and after the Effective Time, all of the outstanding Certificates shall be deemed for all purposes to evidence ownership of and to represent the respective Hold Co. Common Stock into which the shares of PPEC Common Stock represented by such Certificates have been converted as herein provided and shall be so registered on the books and records of Hold Co. or its transfer agent. The registered owner of any such outstanding Certificate shall, until such Certificate shall have been surrendered for transfer or otherwise accounted for to Hold Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Hold Co. Common Stock, as the case may be, evidenced by such outstanding Certificate, as above provided.

6.3. Other Securities Agreements. At and after the Effective Time, all of the outstanding agreements of PPEC that immediately prior to the Effective Time represent any option, warrant or RSU of PPEC shall be deemed for all purposes to evidence ownership of and to represent the respective Hold Co. options, warrants, or

RSUs, as the case may be, into which the options, warrants or RSUs of PPEC represented by such agreements have been converted as herein provided and shall be so registered on the books and records of Hold Co. or its transfer agent. The registered owner of any such outstanding agreement shall have and be entitled to exercise any rights with respect to the options, warrants, or RSUs of Hold Co., as the case may be, evidenced by such outstanding agreement, as above provided.

ARTICLE VII

CONDITIONS

7.1 Conditions Precedent. The respective obligation of each Party to effect the Merger is subject to the satisfaction of each of the following conditions, or waiver thereof by mutual agreement of the Parties:

(a) The registration statement on Form S-4 filed with the Securities and Exchange Commission by Hold Co. in connection with the issuance of shares of Hold Co. Common Stock in the Merger shall have become effective under the Securities Act of 1933, as amended, and shall not be the subject of any stop order or proceedings seeking a stop order.

(b) The receipt by PPEC of approval of this Agreement and the transactions contemplated hereby by the affirmative vote of at least a majority of all issued and outstanding shares of PPEC Common Stock.

(c) The receipt by PPEC of approval by PPEC stockholders of the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants, which approval requires that the number of votes cast in favor of such proposal exceeds the number of votes cast in opposition to it.

(d) No court or governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and has a material adverse effect on PPEC or enjoins or otherwise prohibits consummation of the transactions contemplated by this Agreement and no judicial or administrative proceeding that seeks any such result shall continue to be pending.

(e) All required approvals, licenses and certifications from, and notifications and filings to, governmental entities and non-governmental third parties shall have been obtained or made, as applicable.

(f) Hold Co. shall have been admitted to the OTCQB tier of the OTC Markets and the shares of Hold Co. Common Stock issuable in the Merger pursuant to Article VI and such other shares to be reserved for issuance in connection with the Merger shall have been listed or admitted for quotation on the OTCQB tier of the OTC Markets, subject only to official notice of issuance.

(g) PPEC shall have not received valid written notice of dissent pursuant to Sections 92A.300 to 92A.500 of the NRS with respect to more than 2.5% of the outstanding shares of PPEC Common Stock, which notices of dissent have not been waived or otherwise lost as of the Effective Time pursuant to Sections 92A.300 to 92A.500 of the NRS.

ARTICLE VIII

TERMINATION

8.1. Termination. This Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of PPEC, if the Board of Directors of PPEC determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of PPEC and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of PPEC, Merger Sub or Hold Co., or any of their respective shareholders, directors or officers.

ARTICLE IX

MISCELLANEOUS AND GENERAL

9.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the Parties may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement and the Merger by the requisite shareholders of PPEC shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of PPEC Common Stock or other securities of PPEC or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect PPEC or the holders of PPEC Common Stock, or (iii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger.

9.2. Abandonment. At any time before the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or the Articles of Merger with the Secretary of State of the State of Nevada, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either PPEC or Hold Co., or both, notwithstanding the approval of this Agreement by the stockholders of PPEC or by the sole stockholder of Hold Co., or by both.

9.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

9.3. Governing Law. Except as otherwise required by the NRS, this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

9.4. Entire Agreement This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

9.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the Parties hereto any rights or remedies hereunder.

9.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

***

[Signature Page Follows]

This Agreement has been executed and delivered by the authorized officers of the Parties as of the date first written above.

PARK PLACE ENERGY CORP.,
A NEVADA CORPORATION

By:	/s/ Scott C. Larsen
Name:	Scott C. Larsen
Title:	President and Chief Executive Officer

PPEC MERGER CORP.,
A NEVADA CORPORATION

By:	/s/ Scott C. Larsen
Name:	Scott C. Larsen
Title:	President

PARK PLACE ENERGY INC.,
A DELAWARE CORPORATION

By:	/s/ Scott C. Larsen
Name:	Scott C. Larsen
Title:	President

ANNEX B

CERTIFICATE OF INCORPORATION

OF

PARK PLACE ENERGY INC.

Pursuant to Section 245 of the

General Corporation Law of the State of Delaware

I. NAME

The name of the corporation is Park Place Energy Inc. (the “Corporation”).

II. REGISTERED OFFICE AND AGENT

The address of the registered office in the State of Delaware is 1675 S. State Street, Suite B, Dover, Delaware 19901, County of Kent. The name of the registered agent of the Corporation at such address is Capitol Services Inc.

III. PURPOSES AND STOCKHOLDER LIABILITY

A. Purposes. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

B. Stockholder Liability. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

IV. AUTHORIZED CAPITAL STOCK

A. Authorized Capital Stock. The aggregate number of shares of all classes of stock the Corporation shall have authority to issue is 260,000,000 shares, consisting of: (i) 250,000,000 shares of common stock, par value $.00001 per share (the “Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $.00001 per share (the “Preferred Stock”). Shares of any class of capital stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine. Each share of Common Stock shall be entitled to one vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the DGCL.

B. Preferred Stock. The Preferred Stock may be divided into and issued from time to time in one or more series as may be fixed and determined by the Board of Directors. The relative rights and preferences of the Preferred Stock of each series shall be such as shall be stated in any resolution or resolutions adopted by the Board of Directors setting forth the designation of the series and fixing and determining the relative rights and preferences thereof (a “Directors’ Resolution”). The Board of Directors is hereby authorized to fix and determine the powers, designations, preferences and relative, participating, optional or other rights, including, without limitation, voting powers, full or limited, preferential rights to receive dividends or assets upon liquidation, rights of conversion or exchange into Common Stock, Preferred Stock of any series or other securities, any right of the Corporation to exchange or convert shares into Common Stock, Preferred Stock of any series or other securities, or redemption provision or sinking fund provisions, as between series and as between the Preferred Stock or any series thereof and the Common Stock, and the qualifications, limitations or restrictions thereof, if any, all as shall be stated in a Directors’ Resolution, and the shares of Preferred Stock or any series thereof may have full or limited voting powers, or be without voting powers, all as shall be stated in the Directors’ Resolution. Except where otherwise set forth in the Directors’ Resolution providing for the issuance of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors. The shares of Preferred Stock of any one series shall be identical with the other shares in the same series in all respects except as to the dates from and after which dividend thereon shall cumulate, if cumulative.

C. Reacquired Shares of Preferred Stock. Shares of any series of any Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise), purchased by the Corporation, or that, if convertible or exchangeable, have been converted into, or exchanged for, shares of stock of any other class or classes or any evidences of indebtedness shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the Directors’ Resolution providing for the issuance of any series of Preferred Stock and to any filing required by law.

D. Increase in Authorized Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote without the separate vote of holders of Preferred Stock as a class.

V. EXISTENCE

The existence of the Corporation is to be perpetual.

VI. NO PREEMPTIVE RIGHTS

No stockholder shall be entitled, as a matter of right, to subscribe for or acquire additional, unissued or treasury shares of any class of capital stock of the Corporation whether now or hereafter authorized, or any bonds, debentures or other securities convertible into, or carrying a right to subscribe to or acquire such shares, but any shares or other securities convertible into, or carrying a right to subscribe to or acquire such shares may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

VII. NO CUMULATIVE VOTING

At each election of directors, every stockholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. No stockholder shall have the right to cumulate his votes in any election of directors.

VIII. BOARD OF DIRECTORS

A. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred upon the Board of Directors by the DGCL or by the other provisions of this Certificate of Incorporation, the Board of Directors is hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Certificate of Incorporation and the Bylaws of the Corporation (the “Bylaws”); provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

B. Number, Election and Terms. The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time by the members of the Board of Directors then in office. Each director shall hold office until the next annual meeting of stockholders and shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. Election of directors need not be by written ballot.

C. Bylaws. The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws, or adopt new Bylaws, without any action on the part of the stockholders, except as may be otherwise provided by applicable law or the Bylaws.

D. Special Meetings of Stockholders. Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), or by a stockholder or group of stockholders holding collectively 35% of the outstanding shares of the common stock of the Corporation, and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

IX. INDEMNIFICATION

A. Mandatory Indemnification. Each person who at any time is or was a director or officer of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, whether the basis of a Proceeding is an alleged action in such person’s official capacity or in another capacity while holding such office, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, or any other applicable law as may from time to time be in effect (but, in the case of any amendment to such law or enactment of new law, only to the extent that such amendment or enactment permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with a Proceeding, and such indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation or a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. The Corporation’s obligations under this Section A include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification.

B. Advancement of Expenses. Expenses incurred by a director or officer of the Corporation in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted by, and only in compliance with, the DGCL or any other applicable laws as may from time to time be in effect, including, without limitation, any provision of the DGCL that requires, as a condition precedent to such expense advancement, the delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under Section A of this Article IX or otherwise. If the DGCL or any other applicable laws require repayment of any amounts so advanced, such repayments shall be upon such terms and conditions, if any, as the Board of Directors deems appropriate.

C. Vesting. The Corporation’s obligation to indemnify and to prepay expenses under Sections A and B of this Article IX shall arise, and all rights granted to the Corporation’s directors and officers or other persons hereunder shall vest, at the time of the occurrence of the transaction or event to which a Proceeding relates, or at the time that the action or conduct to which such Proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such Proceeding is first threatened, commenced or completed. Notwithstanding any other provision of this Certificate of Incorporation or the Bylaws, no action taken by the Corporation, either by amendment of this Certificate of Incorporation or the Bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or repayment of expenses granted under Sections A and B of this Article IX that shall have become vested as aforesaid prior to the date that such amendment or other corporate action is effective or taken, whichever is later.

D. Enforcement. If a claim under Section A or Section B or both Sections A and B of this Article IX is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit in a court of competent jurisdiction against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim, including attorney’s fees. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the DGCL or other applicable law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such suit as to whether indemnification is proper in the circumstances based upon the applicable standard of conduct set forth in the DGCL or other applicable law shall neither be a defense to the action nor create a presumption that the claimant has not met the applicable standard of conduct. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.

E. Nonexclusive. The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, bylaw, other provisions of this Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

F. Permissive Indemnification. The rights of indemnification and prepayment of expenses that are conferred by Sections A and B of this Article IX may be conferred upon any employee, consultant or agent of the Corporation if, and to the extent, authorized by the Board for Directors.

G. Insurance. The Corporation shall have power to purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee, consultant or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the provisions of this Article IX, the Bylaws, the DGCL or other applicable law.

H. Implementing Arrangements. Without limiting the power of the Corporation to procure or maintain insurance or other arrangement on behalf of any of the persons as described in Section G of this Article IX, the Corporation may, for the benefit of persons eligible for indemnification by the Corporation, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (iv) establish a letter of credit, guaranty or surety arrangement.

I. Determination of Entitlement to Indemnification. Any indemnification required or permitted pursuant to this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in a specific case upon a determination that indemnification of the present or former director, officer, employee, agent or other person is proper in the circumstances because he has met all applicable standards of conduct set forth in this Article IX and Section 145 of the DGCL or in any separate indemnification agreement between the Corporation and any such director, officer, employee, agent or other person. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such Proceeding even though less than a quorum; (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (d) by the stockholders. Such determination shall be made, with respect to any person who is not a director or officer at the time of such determination, in the manner determined by the Board of Directors (including in such manner as may be set forth in any general or specific action of the Board of Directors applicable to indemnification claims by such person) or in the manner set forth in any agreement to which such person and the Corporation are parties.

X. LIMITED DIRECTOR LIABILITY

A. No director of the Corporation shall be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article X shall not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as it may hereafter be amended from time to time, or (iv) for any transaction from which the director derived and improper personal benefit.

B. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article X will apply to, or have any effect on, the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal.

XI. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation shall not be governed by Section 203 of the DGCL.

XII. SOLE AND EXCLUSIVE FORUM SELECTION

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or employee of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any director or officer or employee of the Corporation arising pursuant to any provision of the DGCL or the Certificate of Incorporation or the Bylaws (in each case, as they may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

XIII. GENERAL

A. Changes. The Corporation reserves the right to restate this Certificate of Incorporation and to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

B. Incorporator. The name and mailing address of the incorporator is Francis M. Munchinski, 2200 Ross Avenue, Suite 4500E, Dallas, Texas 75201.

THE UNDERSIGNED, being the sole incorporator, for the purpose of forming a corporation pursuant to the DGCL and the Acts amendatory thereof and supplemental thereto, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts stated herein are true, and accordingly hereunto has set my hand and seal this June 19, 2015.

/s/ Francis M. Munchinski
Francis M. Munchinski
Incorporator

ANNEX C

AMENDED AND RESTATED

BYLAWS

OF

PARK PLACE ENERGY INC.

ARTICLE I—CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of Park Place Energy Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “certificate of incorporation”).

1.2 OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II—MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted.

2.3 SPECIAL MEETING.

Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer), or by a stockholder or group of stockholders holding collectively 35% of the outstanding shares of the common stock of the Corporation, and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation (the “Secretary”) and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or (y) with respect to the first annual meeting held after                     , 2015 [date that is 120 days after cert of merger is filed], notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset-based fee) to which such Proposing Person is entitled, based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve (12) months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names) and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

(e) For purposes of these bylaws, a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes, and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, the Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(f) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(g) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2.4 or Section 2.5. The presiding officer of an annual meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(h) The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination of a person or persons for election to the Board if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(i) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(j) Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.

2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board, including, without limitation, by any committee or persons appointed by the Board, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.

(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b)) thereof in writing and in proper form to the Secretary, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at such special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the Secretary at the principal executive offices of the Corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i)) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i)) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting);

(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e)), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and

(iv) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the requirements of any applicable rules of the Securities and Exchange Commission and any applicable policies or guidelines adopted by the Board, or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(f) Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(g) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in form provided by the Secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(h) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i) Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or

(b) if electronically transmitted as provided in Section 8.1.

An affidavit of the Secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting.

2.10 CONDUCT OF BUSINESS.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants, and the number of any such questions or comments from each participant. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.

2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

(a) Any action required by the DGCL, the certificate of incorporation or these bylaws to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, if:

(i) In advance of action, the Board shall determine that the action may be taken by consent of the stockholders and the Corporation provides written notice to the stockholders of the action to be taken; and

(ii) A consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its principal place of business.

(b) If the action taken pursuant to paragraph (a) of this section is to elect directors and such written consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action.

(c) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its principal place of business. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, and, for the purposes of this section, if evidence of such instruction or provision is provided to the Corporation, such later effective time shall serve as the date of signature. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.

(d) Any electronic transmission consenting to an action to be taken and transmitted by a stockholder, member or proxyholder, or by a person or persons authorized to act for a stockholder, member or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (A) that the electronic transmission was transmitted by the stockholder, member or proxyholder or by a person or persons authorized to act for the stockholder, member or proxyholder and (B) the date on which such stockholder, member or proxyholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is delivered to the Corporation by delivery to the address designated by the Board or the officers of the Corporation in the notice of the action to be taken by consent.

(e) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

(f) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with this section.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; CONSENTS.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board that the action may be taken by consent of the stockholders.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of any means of electronic transmission that sets forth or is submitted with information from which it can be determined that the means of electronic transmission was authorized by the stockholder.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

2.16 POSTPONEMENT AND CANCELLATION OF MEETING.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting.

2.17 INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board may, but need not, appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. If an inspector or inspectors are not so appointed, the chairperson of the meeting may, but need not, appoint one or more inspectors. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III—DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by facsimile; or

(d) sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile or (c) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 shall constitute a quorum of the Board for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of Preferred Stock, the Board or any individual director may be removed from office only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

ARTICLE IV—COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)	Section 3.5 (place of meetings and meetings by telephone);

(b)	Section 3.6 (regular meetings);

(c)	Section 3.7 (special meetings and notice);

(d)	Section 3.8 (quorum);

(e)	Section 7.12 (waiver of notice); and

(f)	Section 3.9 (action without a meeting),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V—OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI—RECORDS AND REPORTS

6.1 MAINTENANCE OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

ARTICLE VII—GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice chairperson of the Board, or the president or vice president, and by the treasurer or an assistant treasurer, or the Secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond or other assurance sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person. Unless otherwise indicated, all references in these bylaws to a Section or Sections are to the section or sections of these bylaws.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the DGCL or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10 STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The Corporation:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII—NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(d) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX—INDEMNIFICATION

9.1 INDEMNIFICATION AND ADVANCEMENT.

The rights of directors, officers and other persons to indemnification and advancement of expenses shall be as provided in the certificate of incorporation or in any separate indemnification agreement between the Corporation and any such director, officer or other person.

ARTICLE X—AMENDMENTS

Subject to the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

Amended and Restated as of                     , 2015

Francis M. Munchinski, Secretary

ANNEX D

NEVADA DISSENTERS’ RIGHTS STATUTE

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.	Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.	Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.	Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.	Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.	Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a)	Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)	Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c)	Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d)	Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e)	Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f)

Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.	A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.	Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.	There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a)	A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b)	Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c)	Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§80-a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.	The applicability of subsection 1 must be determined as of:

(a)	The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b)	The day before the effective date of such corporate action if there is no meeting of stockholders.

3.	Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.	There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.	There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; [2013, SB 441])

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.	A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.	A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a)	Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)	Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.	If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.	If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; [2013, SB 441])

NRS 92A.420 Prerequisites to demand for payment for shares.

1.	If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a)	Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b)	Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.	If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.	A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; [2013, SB 441])

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.	The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.	The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a)	State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)	Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)	Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)	Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e)	Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; [2013, SB441])

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.	A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a)	Demand payment;

(b)	Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)	Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.	If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3.	Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.	A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.	The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460 Payment for shares: General requirements.

1.	Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with

NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)	Of the county where the subject corporation’s principal office is located;

(b)	If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c)	At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2.	The payment must be accompanied by:

(a)	The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b)	A statement of the subject corporation’s estimate of the fair value of the shares; and

(c)	A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; [2013, SB 441])

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.	A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.	To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a)	Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b)	Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c)	That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d)	That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e)	That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.	Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.	Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; [2013, SB 441])

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.	A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.	A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.	If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.	A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.	The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.	The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.	Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)	For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)	For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; [2013, SB 441])

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1.

The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.	The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)	Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)	Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.	If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.	In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.	To the extent the subject corporation fails to make a required payment pursuant to N RS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.	This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092; A 2009, 1727)

Annex E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2014

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                  to

Commission File Number: 000-51712

PARK PLACE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	71-0971567
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2200 Ross Ave., Suite 4500E Dallas, TX USA	75201
(Address of principal executive offices)	(Zip Code)

(214) 220-4340

Registrant’s telephone number, including area code:

None

Securities registered under Section 12(b) of the Exchange Act:

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.00001 per share

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    ☐  Yes    ☒  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act    ☐  Yes    ☒  No

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     ☒  Yes    ☐  No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.    ☒  Yes    ☐  No

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.     ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    ☐  Yes    ☒  No

The aggregate market value of the registrant’s stock held by non-affiliates of the registrant as of June 30, 2014, computed by reference to the price at which such stock was last sold on the OTC Bulletin Board ($.23) on that date, was approximately $8,413,372. For purposes of this computation, all officers, directors and 10% beneficial owners of the registrant are deemed to be affiliates. Such determination should not be deemed an admission that such officers, directors or 10% beneficial owners are, in fact, affiliates of the registrant.

The registrant had 45,731,482 shares of common stock outstanding as of March 20, 2015.

PARK PLACE ENERGY CORP.

FORM 10-K

Forward-Looking Statements

Certain statements in this Annual Report on Form 10-K constitute “forward-looking statements” within the meaning of applicable U.S. securities legislation. Additionally, forward-looking statements may be made orally or in press releases, conferences, reports, on our website or otherwise, in the future, by us or on our behalf. Such statements are generally identifiable by the terminology used such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words.

By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors that may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements, including the factors discussed under Item 1A. Risk Factors in this Annual Report on Form 10-K. Such factors include, but are not limited to, the following: fluctuations in and volatility of the market prices for oil and natural gas products; the ability to produce and transport oil and natural gas; the results of exploration and development drilling and related activities; global economic conditions, particularly in the countries in which we carry on business, especially economic slowdowns; actions by governmental authorities including increases in taxes, legislative and regulatory initiatives related to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflicts; the negotiation and closing of material contracts; future capital requirements and the availability of financing; estimates and economic assumptions used in connection with our acquisitions; risks associated with drilling, operating and decommissioning wells; actions of third-party co-owners of interests in properties in which we also own an interest; our ability to effectively integrate companies and properties that we acquire; our limited operating history; our history of operating losses; our lack of insurance coverage; and the other factors discussed in other documents that we file with or furnish to the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”). The impact of any one factor on a particular forward-looking statement is not determinable with certainty as such factors are interdependent upon other factors and our course of action would depend upon our assessment of the future, considering all information then available. In that regard, any statements as to: future oil or natural gas production levels; capital expenditures; the allocation of capital expenditures to exploration and development activities; sources of funding for our capital expenditure programs; drilling of new wells; demand for oil and natural gas products; expenditures and allowances relating to environmental matters; dates by which certain areas will be developed or will come on-stream; expected finding and development costs; future production rates; ultimate recoverability of reserves, including the ability to convert probable and possible reserves to proved reserves; dates by which transactions are expected to close; future cash flows, uses of cash flows, collectability of receivables and availability of trade credit; expected operating costs; changes in any of the foregoing and other statements using forward-looking terminology are forward-looking statements, and there can be no assurance that the expectations conveyed by such forward-looking statements will, in fact, be realized.

Although we believe that the expectations conveyed by the forward-looking statements are reasonable based on information available to us on the date such forward-looking statements were made, no assurances can be given as to future results, levels of activity, achievements or financial condition.

Readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results that may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results due to the risks and uncertainties described above, as well as others not now anticipated. The foregoing statements are not exclusive and further information concerning us, including factors that potentially could materially affect our financial results, may emerge from time to time. We do not intend to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

PART I

ITEM 1.	BUSINESS

Name and Organization

We were incorporated under the laws of the State of Nevada on August 27, 2004 under the name ST Online Corp. and in 2007, changed our name to Park Place Energy Corp. We have one subsidiary, BG Explorations EOOD, a company incorporated under the laws of Bulgaria, which is wholly-owned by the Company.

Throughout this Annual Report on Form 10-K, the terms “Park Place” “we” “us,” “the Company”, “our” and “our company” refer to Park Place Energy Corp. and its subsidiary.

General

Park Place Energy Corp. is an energy company engaged in exploration for oil and natural gas, primarily in the Dobrich region of northeast Bulgaria. In 2014, we moved our headquarter offices to Dallas, Texas from Calgary, Alberta, Canada, and established a registered office in Bulgaria. Our corporate headquarters are located at 2200 Ross Avenue, Suite 4500, Dallas, Texas 75201.

Today, the operations of our Company and its subsidiary concentrate on natural gas exploration in the Dobrich region of northeast Bulgaria. We continue to look for new opportunities in other countries with particular focus on Eastern Europe. Our goal is to become a producer of natural gas in Bulgaria and other countries.

Bulgaria License

In 2010, we revamped our business strategy to focus on obtaining gas properties in Europe. We were attracted to the high price of natural gas and shortage of supply on the European continent. We also saw the possibility of prolonged depressed natural gas prices in North America.

In October of 2010, we were awarded an exploration permit for the “Vranino 1-11 Block” located in Dobrudja Basin, Bulgaria, by the Bulgarian Counsel of Ministers. On April 1, 2014, the Company entered into an Agreement for Crude Oil and Natural Gas Prospecting and Exploration in the Vranino 1-11 Block with the Ministry of Economy and Energy of Bulgaria (the “License Agreement”). The initial term of the License Agreement is five years. This five-year period will commence once the Bulgarian regulatory authorities approve of the Company’s work programs for the permit area. The License Agreement (or applicable legislation) provides for possible extension periods for up to five additional years during the exploration phase, as well as the conversion of the License Agreement to an exploitation concession, which can last up to 35 years. Under the License Agreement, the Company will submit a yearly work program that is subject to approval of the Bulgarian regulatory authorities.

The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). The Company is required to drill 10,000 meters (approximately 32,800 feet) of new wellbore (which may be vertical, horizontal or diagonal) and conduct other exploration activities during the initial term.

Pursuant to the License Agreement, the Company is obligated to incur minimum costs during the initial term as follows:

(i)	$925,000 for the Exploration and Geophysical Work Stage; and

(ii)	$3,675,000 for the Data Evaluation and Drilling Stage.

In addition, during the term of the License Agreement, the Company is obligated to pay an annual land rental fee of 15,897 BGN (US $8,712 based on the exchange rate of .548 Lev to Dollar as of March 20, 2015).

The Company is permitted to commence limited production during the initial term of the License Agreement. Upon confirmation of a commercial discovery, the Company is entitled to convert the productive area of the license to an exploitation concession that may last for up to 35 years provided that the minimum work commitments are satisfied.

On August 26, 2014, the Bulgarian environmental agency approved the Company’s overall work program and first year annual work program. A number of parties appealed the decision of the environmental agency. An appeals proceeding has been commenced before an administrative judge panel with an initial hearing scheduled for May 15, 2015. The Company is participating in that proceeding as an interested party. The initial term of the License Agreement will not begin until (i) the appeals proceeding has been completed and the decision upheld, and (ii) the Ministry of Economy and Energy has approved the Company’s overall work program and first year annual work program. The Company will continue its data gathering, evaluation and planning during this period. The costs of the exploration plan will vary depending on a variety of factors, including, inter alia, the market price and availability of services in the area, taxes, and transportation costs relating to delivering equipment to the area. We are considering the drilling of horizontal wells as a completion technique.

We are engaged in identifying the availability of drilling and other oilfield services in the vicinity of the permit area. We have located several suitable service providers for drilling and other services that we intend to engage at the appropriate time. Local companies in Bulgaria will be used to provide services to the extent feasible. However, the Bulgarian energy sector is relatively undeveloped; accordingly, the availability of local services specialized to meet our requirements may be limited. Park Place has determined that such expertise, services or equipment may be available in Romania, Turkey or other countries in the vicinity.

Patents and Trademarks

We do not own, either legally or beneficially, any patent or trademark.

Research and Development Expenditures

We have not incurred any research or development expenditures since our incorporation.

Government Regulation

Our current or future operations, including exploration and development activities on our properties, require permits from various governmental authorities, and such operations are and will be governed by laws and regulations of the jurisdiction in which we are conducting business, which at the present time is Bulgaria. These laws and regulations concern exploration, development, production, exports, taxes, labor laws and standards, occupational health, waste disposal, toxic substances, land use, environmental protection and other matters. Compliance with these requirements may prove to be difficult and expensive. Due to our international operations, we are subject to the following issues and uncertainties that can affect our operations adversely:

•	the risk of expropriation, nationalization, war, revolution, political instability, border disputes, renegotiation or modification of existing contracts, and import, export and transportation regulations and tariffs;

•	laws of foreign governments affecting our ability to fracture stimulate oil or natural gas wells, such as the legislation enacted in Bulgaria in January 2012, discussed in greater detail below;

•	the risk of not being able to procure residency and work permits for our expatriate personnel;

•	taxation policies, including royalty and tax increases and retroactive tax claims;

•	exchange controls, currency fluctuations and other uncertainties arising out of foreign government sovereignty over international operations;

•	laws and policies of the United States affecting foreign trade, taxation and investment;

•	the possibility of being subjected to the exclusive jurisdiction of foreign courts in connection with legal disputes and the possible inability to subject foreign persons to the jurisdiction of courts in the United States; and

•	the possibility of restrictions on repatriation of earnings or capital from foreign countries.

Permits and Licenses. In order to carry out exploration and development of oil and natural gas interests or to place these interests into commercial production, we may require certain licenses and permits from various governmental authorities. There can be no guarantee that we will be able to obtain all necessary licenses and permits that may be required. In addition, such licenses and permits are subject to change and there can be no assurances that any application to renew any existing licenses or permits will be approved.

Repatriation of Earnings. Currently, there are no restrictions on the repatriation of earnings or capital to foreign entities from Bulgaria. However, there can be no assurance that any such restrictions on repatriation of earnings or capital from the aforementioned countries or any other country where we may invest will not be imposed in the future.

Environmental. The oil and natural gas industry is subject to extensive environmental regulations in Bulgaria. Environmental regulations establish standards respecting health, safety and environmental matters and place restrictions and prohibitions on emissions of various substances produced concurrently with oil and natural gas. The regulatory requirements cover the handling and disposal of drilling and production waste products and waste created by water and air pollution control procedures. These regulations may have an impact on the selection of drilling locations and facilities, potentially resulting in increased capital expenditures. In addition, environmental legislation may require those wells and production facilities to be abandoned and sites reclaimed to the satisfaction of local authorities. Such regulation has increased the cost of planning, designing, drilling, operating and, in some instances, abandoning wells. We are committed to complying with environmental and operation legislation wherever we operate.

There has been a recent surge in interest among the media, government regulators and private citizens concerning the possible negative environmental and geological effects of fracture stimulation. Some have alleged that fracture stimulation results in the contamination of aquifers and may even contribute to seismic activity. In January 2012, the government of Bulgaria enacted legislation that banned the fracture stimulation of oil and natural gas wells in Bulgaria and imposed large monetary penalties on companies that violate that ban. Such legislation or regulations could impact our ability to drill and complete wells, and could increase the cost of planning, designing, drilling, completing and operating wells. We are committed to complying with legislation and regulations involving fracture stimulation wherever we operate.

Such laws and regulations not only expose us to liability for our own negligence, but may also expose us to liability for the conduct of others or for our actions that were in compliance with all applicable laws at the time those actions were taken. We may incur significant costs as a result of environmental accidents, such as oil spills, natural gas leaks, ruptures, or discharges of hazardous materials into the environment, including clean-up costs and fines or penalties. Additionally, we may incur significant costs in order to comply with environmental laws and regulations and may be forced to pay fines or penalties if we do not comply.

Competition

We operate in Bulgaria, where currently one company, Gazprom, supplies Bulgaria with virtually all natural gas being marketed and consumed in Bulgaria through a pipeline that runs through Ukraine from Russia. On a regional level, we compete for license blocks and capital with other oil and gas exploration companies and independent producers who are actively seeking oil and natural gas properties throughout the world.

The principal area of competition is encountered in the financial ability of our Company to acquire acreage positions and drill wells to explore for oil and natural gas, then, if warranted, install production equipment. Competition for the acquisition of oil and gas license areas is high in Europe. Therefore, we may or may not be successful in acquiring additional blocks in the face of this competition. Presently, we are not seeking additional license blocks.

From a general standpoint, we operate in the highly competitive areas of oil and natural gas exploration, development, production and acquisition with a substantial number of other companies, including U.S.-based and international companies doing business in each of the countries in which we operate. We face intense competition from independent, technology-driven companies as well as from both major and other independent oil and natural gas companies in each of the following areas:

•	seeking oil and natural gas exploration licenses and production licenses and leases;

•	acquiring desirable producing properties or new leases for future exploration;

•	marketing oil and natural gas production;

•	integrating new technologies; and

•	contracting for drilling services and equipment and securing the expertise necessary to develop and operate properties.

Many of our competitors have substantially greater financial, managerial, technological and other resources than we do. To the extent competitors are able to pay more for properties than we are paying, we will be at a competitive disadvantage. Further, many of our competitors enjoy technological advantages over us and may be able to implement new technologies more rapidly than we can. Our ability to explore for and produce oil and natural gas prospects and to acquire additional properties in the future will depend upon our ability to successfully conduct operations, implement advanced technologies, evaluate and select suitable properties and consummate transactions in this highly competitive environment.

Employees and Directors

As of December 31, 2014, the Company has no employees, and all of the executive officers of Company work on a consulting basis. As of December 31, 2014, our business is generally conducted through our officers and directors and also through consultants of the Company. The following is a description of our officers’ and directors’ professional experience in the oil and gas industry:

Scott C. Larsen—President and Chief Executive Officer, Director

Scott C. Larsen is an experienced oil and gas executive who, from 2004 until June 2010, served as the president and chief executive officer of TransAtlantic Petroleum Corp., which has significant oil and gas exploration activities in Europe, including Bulgaria. Mr. Larsen has had extensive experience in the acquisition and assimilation of oil and gas assets and companies and early stage development of oil and gas exploration companies. After completing his law degree at Rutgers University in 1979, Mr. Larsen served as General Counsel, Chief of Staff and Partner of several oil and gas companies. Then, in 1994, Mr. Larsen joined the management team at TransAtlantic, which, over the years, had operations in Nigeria, Benin, Egypt and other North African countries. Once he became President of TransAtlantic, Mr. Larsen was responsible for a number of critical strategic actions for that company: he opened four overseas offices and established acreage positions in Morocco, Romania, Turkey and the UK North Sea; he sold the offshore Nigeria producing property interest and eventually sold all U.S. properties; and was instrumental in attracting significant investment into TransAtlantic.

Mr. Larsen served as Vice President of Business Development of TransAtlantic from 2010 until his retirement in 2012. Subsequently, Mr. Larsen has served as a consultant to several oil and gas companies, including the Company. Mr. Larsen became involved with the Company initially as a consultant in 2013 to help resolve the legal dispute over the award of the Bulgarian exploration permit. On October 29, 2013, he was elected a director of the Company and on November 1, 2013 he was appointed its President and Chief Executive Officer.

Dr. David S. Campbell—Vice President of Exploration

Dr. David Campbell has over 30 years’ experience in the petroleum exploration and production business and has worked in a wide variety of petroleum basins, including the North Sea, Continental Europe, North Africa and the Middle East. He received a Bachelor of Science degree in geology from St. Andrews University and a Ph.D. degree in geology from Glasgow University. After graduation in 1979, he joined Esso Expro UK as a seismic interpreter and later spent the majority of his professional career with ARCO, both in the UK and overseas. He was North Sea Chief Geophysicist for ARCO British Limited, Geophysical Research Manager for ARCO Exploration and Production Technology Company, and Middle East Exploration Manager for ARCO International Oil and Gas Company. David was awarded ARCO’s International Exploration Award in 1993 and 1994 for his contribution to discoveries in the North Sea and Middle East. Following his retirement from ARCO in 2000, David was an officer or director in a number of energy-related companies, including Balli Resources Limited, TransAtlantic North Sea Ltd. and VND Energy 2008 Limited.

Charles (Chas) Michel—Chief Financial Officer

Mr. Michel has over 35 years’ experience in all aspects of finance, accounting and administration in both private and public companies. Mr. Michel holds a BBA from Texas Tech University. He began his career at KPMG in Dallas in 1976 where he was an audit partner from June 1986 to April 1992. Mr. Michel served as Chief Financial Officer of Sfuzzi, Inc. from April 1992 to September 1994 and Dave & Busters, Inc. from October 1994 to November 2001 and was responsible for financial reporting and financing of operations and strategic development. He was Vice President, Chief Accounting Officer and Controller of Trinity Industries, Inc. from December 2001 to April 2009, where he was responsible for all accounting operations and financial reporting. He has been a partner at SeatonHill Partners, LLC since October 2009. SeatonHill Partners, LLC provides professional services to companies on a part-time, interim or project capacity basis. On September 15, 2014, Mr. Michel was appointed Chief Financial Officer of the Company.

William J. (Bill) McFie—Consulting Engineer

With over 40 years of oilfield experience as a petroleum engineer, Mr. McFie has amassed a wealth of experience, both onshore and offshore, with respect to the planning and engineering aspects of exploration. With a Bachelor of Science degree, in chemical engineering from Strathclyde University, Scotland, Mr. McFie began as a petroleum engineer with Amoco, and spent a large portion of his career with Sun International, where he served as international operations manager with postings in Aberdeen, Gabon, London and Argentina. Mr. McFie subsequently served as country manager in Pakistan (for Premier), Namibia (for Ranger Oil) and Yemen (for Nimir Petroleum Services). Mr. McFie then established a U.S. based affiliate for a UK petroleum consulting firm, which endeavor included a 2 year engagement planning operations in Romania and Morocco (for TransAtlantic Petroleum). For the 3 years prior to joining Park Place, Mr. McFie served as operations manager for coal bed methane and conventional fields in the San Juan Basin and Texas (for Red Willow Production Company).

Francis M. Munchinski—Secretary and Treasurer

Mr. Munchinski is an attorney who has been involved in the oil and gas business for more than 30 years. He spent 20 years in private practice, primarily with the law firm of Jenkens & Gilchrist (1986-1998, 2001-2007) and then with Cox Smith (2007-2009), where he specialized in oil and gas law. He served as general counsel for

Alliance Resources Plc from 1998 to 2001. In February 2009, he became senior counsel with Denbury Resources Inc. From November 2012 until joining Park Place as its Secretary in November 2013, Mr. Munchinski has worked as an attorney in private practice and as a consultant. Mr. Munchinski received his law degree from the University of Tulsa in 1985. On September 15, 2014, Mr. Munchinski was appointed Treasurer of the Company.

Dr. Art Halleran—Director

Dr. Halleran has been a director since October 4, 2011. Dr. Halleran has a Ph.D. in Geology from the University of Calgary, and has 33 years of international petroleum exploration experience. His international experience includes work in countries such as Canada, Colombia, Egypt, India, Guinea, Sierra Leone, Sudan, Suriname, Chile, Brazil, Pakistan, Peru, Tunisia, Trinidad Tobago, Argentina, Ecuador and Guyana. Dr. Halleran’s experience includes work with Petro-Canada, Chevron, Rally Energy, Canacol Energy, United Hunter Oil and Gas Corp. and United Hydrocarbon International Corp. In 2007, Dr. Halleran founded Canacol Energy Ltd., a company with petroleum and natural gas exploration and development activities in Colombia, Brazil and Guyana, where he served as vice president of exploration. Previously, Dr. Halleran was a consulting geologist for Rally Energy Corp. (Egypt), which discovered prolific reservoirs in Egypt. Dr. Halleran currently serves as Vice President of Exploration & Development for United Hydrocarbon International Corp., a company with oil interests in Chad, Africa. Dr. Halleran was appointed as a director of the Company to provide technical expertise and oversight to the Dobrudja Basin gas project in Bulgaria. His education and technical experience in the energy sector are valuable to our Company.

Ijaz Khan—Director

Ijaz Khan holds a law degree from Seattle University School of Law. He formerly practiced corporate law with the Law Firm of Mussehl and Khan. He currently serves as Vice President, Special Projects for United Hydrocarbon International Corp. Previously, he was the General Counsel for the Kuwait Gulf Oil Company, a subsidiary of Kuwait’s State Oil Company, Kuwait Petroleum Company. There Mr. Khan was in charge of the team advising on the merger of all the upstream subsidiaries of the Kuwait Petroleum Company and was responsible for negotiating the terms of a master agreement with Saudi Arabia Chevron regarding the shared concession in the Divided Zone between Kuwait and Saudi Arabia. Mr. Khan brings extensive international experience in the oil and gas industry to the Board.

David M. Thompson—Director

Mr. Thompson has 30 years of financial experience in the oil and gas industry. He successfully founded an oil trading company in Bermuda with offices in the U.S. and Europe (Geneva, Moscow and Amsterdam). He was responsible for that company’s production operations in Turkmenistan and successfully raised over $100 million in equity. Mr. Thompson also negotiated the farm-out of a number of company assets. Mr. Thompson is Managing Director of AMS Limited, a Bermuda based Management Company. In the past he served as Founder, President and CEO of Sea Dragon Energy Inc. (TSX:V), Chief Financial Officer of Aurado Energy, Chief Financial Officer of Forum Energy Corporation (OTC), Financial Director of Forum Energy Plc (AIM) and Senior Vice President at Larmag Group of Companies. Mr. Thompson is a Certified Management Accountant (1998). He currently also serves as a Director of United Hydrocarbon International Corp.

Where You Can Find More Information

Statements contained in this Annual Report as to the contents of any contract, agreement or other document referred to include those terms of such documents that we believe are material. Whenever a reference is made in this Annual Report to any contract or other document of ours, you should refer to the exhibits that are a part of the Annual Report for a copy of the contract or document.

You may read and copy all or any portion of the Annual Report or any other information that we file at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our SEC filings, including the Annual Report, are also available to you on the SEC’s website at www.sec.gov.

Our Website

Our website can be found at www.parkplaceenergy.com. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed with or furnished to the U.S. Securities and Exchange Commission (“SEC”), pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (“Exchange Act”), can be accessed free of charge by linking directly from our website under the “Investor Relations - SEC Filings” caption to the SEC’s Edgar Database.

ITEM 1A.	RISK FACTORS

Risks Related to Our Business and the Oil and Gas Industry

We have a history of losses and may not achieve consistent profitability in the future.

We have incurred losses in prior years. We will need to generate and sustain increased revenue levels in future periods in order to become consistently profitable, and even if we do, we may not be able to maintain or increase our level of profitability. We may incur losses in the future for a number of reasons, including risks described herein, unforeseen expenses, difficulties, complications and delays, and other unknown risks.

Our exploration, development and production activities may not be profitable or achieve our expected returns. The future performance of our business will depend upon our ability to develop oil and natural gas reserves from our Bulgarian license that are economically recoverable. Success will depend upon our ability to develop prospects from our Bulgarian license from which oil and natural gas reserves are ultimately discovered in commercial quantities. Without successful exploration activities, we will not be able to develop oil and natural gas reserves or generate revenues. There are no assurances that oil and natural gas reserves will be discovered in sufficient quantities from our Bulgarian license to enable us to recover our exploration and development costs or sustain our business.

The successful development of oil and natural gas properties requires an assessment of recoverable reserves, future oil and natural gas prices and operating costs, potential environmental and other liabilities, and other factors. Such assessments are inherently uncertain. In addition, no assurance can be given that our exploration and development activities will result in the discovery of reserves. Operations may be curtailed, delayed or canceled as a result of lack of adequate capital and other factors, such as lack of availability of rigs and other equipment, title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties, or unusual or unexpected formations, pressures and/or work interruptions. In addition, the costs of exploration and development may materially exceed our internal estimates.

We may be unable to acquire or develop additional reserves, which would reduce our cash flow and income. In general, production from oil and natural gas properties declines over time as reserves are depleted, with the rate of decline depending on reservoir characteristics. If we are not successful in our exploration and development activities or in acquiring properties containing reserves, our reserves will generally decline as reserves are produced. Our oil and natural gas production will be highly dependent upon our ability to economically find, develop or acquire reserves in commercial quantities.

Our future oil and natural gas reserves, production, and cash flows, if any, are highly dependent upon us successfully exploiting known gas resources and proving reserves. A future increase in our reserves will depend not only on our ability to flow economic rates of natural gas and potentially develop the reserves we may have from time to time, but also on our ability to select and acquire suitable producing properties or prospects and technologies for exploitation. There are no absolute guarantees that our future efforts will result in the economic development of natural gas.

To the extent cash flow from operations is reduced, either by a decrease in prevailing prices for oil and natural gas or an increase in finding and development costs, and external sources of capital become limited or unavailable, our ability to make the necessary capital investment to maintain or expand our asset base of oil and natural gas reserves would be impaired. Even with sufficient available capital, our future exploration and development activities may not result in additional reserves, and we might not be able to drill productive wells at acceptable costs.

The development of prospective resources is uncertain. In addition, there are no assurances that our resources will be converted to proved reserves.

At December 31, 2014, all of our Bulgarian oil and gas resources are classified as prospective resources. There is significant uncertainty attached to prospective resource estimates. The discovery, determination and exploitation of such resources require significant capital expenditures and successful drilling and exploration programs. We may not be able to raise the additional capital that we need to develop these resources. There is no certainty that we will be able to convert prospective resources into proved reserves or that these resources will be economically viable or technically feasible to produce.

The establishment of proved reserves is subjective and subject to many uncertainties.

In general, estimates of recoverable natural resources are based upon a number of factors and assumptions made as of the date on which the resource estimates were determined, such as geological and engineering estimates, which have inherent uncertainties, and the assumed effects of regulation by governmental agencies and estimates of future commodity prices and operating costs, all of which may vary considerably from actual results. All such estimates are, to some degree, uncertain and classifications of resources are only attempts to define the degree of uncertainty involved. For these reasons, estimates of the recoverable natural resources, the classification of such resources based on risk of recovery, prepared by different engineers or by the same engineers at different times, may vary substantially.

We could lose permits or licenses on certain of our properties unless the permits or licenses are extended or we commence production and convert the permits or licenses to production leases or concessions.

Initially, our Bulgarian property will be held in the form of a license agreement. Future properties may be held in the form of permits, leases and/or license agreements that contain expiration dates and specific requirements and stipulations. If our permits or licenses expire, we will lose our right to explore and develop the related properties. If we fail to meet specific requirements of the permits, leases and/or license agreements, we may be in breach and may lose our rights or be liable for damages. Our drilling plans for these areas are subject to change based upon various factors, including factors that are beyond our control. Such factors include drilling results, oil and natural gas prices, the availability and cost of capital, drilling and production costs, availability of drilling services and equipment, gathering system and pipeline transportation constraints, and regulatory approvals.

Currently, all of our operations will be conducted in Bulgaria, and we are subject to political, economic and other risks and uncertainties in this country.

Currently, all of our international operations will be performed in the emerging market of Bulgaria, which may expose us to greater risks than those associated with more developed markets. Due to our foreign operations, we are subject to the following issues and uncertainties that can adversely affect our operations in Bulgaria or other countries in which we may operate properties in the future:

•	the risk of, and disruptions due to, expropriation, nationalization, war, revolution, election outcomes, economic instability, political instability, or border disputes;

•	the uncertainty of local contractual terms, renegotiation or modification of existing contracts and enforcement of contractual terms in disputes before local courts;

•	the risk of import, export and transportation regulations and tariffs, including boycotts and embargoes;

•	the risk of not being able to procure residency and work permits for our expatriate personnel;

•	the requirements or regulations imposed by local governments upon local suppliers or subcontractors, or being imposed in an unexpected and rapid manner;

•	taxation and revenue policies, including royalty and tax increases, retroactive tax claims and the imposition of unexpected taxes or other payments on revenues;

•	exchange controls, currency fluctuations and other uncertainties arising out of foreign government sovereignty over foreign operations;

•	laws and policies of the United States and of the other countries in which we may operate affecting foreign trade, taxation and investment, including anti- bribery and anti-corruption laws;

•	the possibility of being subjected to the exclusive jurisdiction of foreign courts in connection with legal disputes and the possible inability to subject foreign persons to the jurisdiction of courts in the United States; and

•	the possibility of restrictions on repatriation of earnings or capital from foreign countries.

There can be no assurance that changes in conditions or regulations in the future will not affect our profitability or ability to operate in such markets.

The Company will comply with regulations adopted in Bulgaria banning fracture stimulation activities, and the inability to conduct such activities in other countries in which we may operate in the future could result in increased costs and additional operating restrictions or delays.

Fracture stimulation is a commonly used process for the completion of oil and natural gas wells and involves the pressurized injection of water, sand and chemicals into rock formations to stimulate production. Recently, there has been increased public concern regarding the potential environmental impact of fracture stimulation activities. Bulgaria has adopted regulations banning all fracture stimulation activities in Bulgaria. Consequently, the Company will not conduct such activities in Bulgaria. The increased attention regarding this process could lead to additional levels of regulation in other countries in which we may operate in the future. The inability of the Company to conduct such activities could cause operational restrictions or delays, or could increase our costs of compliance and doing business. To the extent that our future operations in countries other than Bulgaria will rely on fracture stimulation, the adoption of regulations in such other countries restricting fracture stimulation could impose operational delays, increased operations costs and additional related burdens on our exploration and production activities and could suspend or make it more difficult to perform fracture stimulation, cause a material decrease in the drilling of new wells and related completion activities and increase our costs of compliance and doing business, which could materially impact our business and profitability.

We are subject to foreign currency risks.

Oil and gas operations in Bulgaria will generate revenues in Leva, while expenses will be incurred in Leva, U.S. dollars or Euros. Gas production in Bulgaria will generate Leva or Euros. As a result, any fluctuations of these currencies may result in a change in reported revenues, if any, that our projects could generate if they commence production. Accordingly, our future financial results are subject to risk based on changes to foreign currency rates.

If we lose the services of our management and key consultants, then our plan of operations may be delayed.

Our success depends to a significant extent upon the continued service of our executive management, directors and consultants. Losing the services of one or more key individuals could have a material adverse effect on the Company’s prospective business until replacements are found.

Drilling for and producing oil and natural gas are high-risk activities with many uncertainties that could adversely affect our business, financial condition or results of operations.

Our future success depends on the success of our exploration, development and production activities in our prospects. These activities will be subject to numerous risks beyond our control, including the risk that we will be unable to economically produce our reserves or be able to find commercially productive oil or natural gas reservoirs. Our decisions to purchase, explore, develop or otherwise exploit prospects or properties will depend in part on the evaluation of data obtained through geophysical and geological analyses, production data and engineering studies, the results of which are often inconclusive or subject to varying interpretations. The cost of drilling, completing and operating wells is often uncertain before drilling commences. Overruns in budgeted expenditures are common risks that can make a particular project unprofitable. Further, many factors may curtail, delay or prevent drilling operations, including:

•	unexpected drilling conditions;

•	pressure or irregularities in geological formations;

•	equipment failures or accidents;

•	pipeline and processing interruptions or unavailability;

•	title problems;

•	adverse weather conditions;

•	lack of market demand for oil and natural gas;

•	delays imposed by, or resulting from, compliance with environmental laws and other regulatory requirements;

•	declines in oil and natural gas prices; and

•	shortages or delays in the availability of drilling rigs, equipment and qualified personnel.

Our future drilling activities might not be successful, and drilling success rates overall or within a particular area could decline. We could incur losses by drilling unproductive wells. Shut-in wells, curtailed production and other production interruptions may materially adversely affect our business, financial condition and results of operations.

Shortages of drilling rigs, equipment, oilfield services and qualified personnel could delay our exploration and development activities and increase the prices that we pay to obtain such drilling rigs, equipment, oilfield services and personnel.

Our industry is cyclical and, from time to time, there may be a shortage of drilling rigs, equipment, oilfield services and qualified personnel in Bulgaria and other countries in which we may operate in the future. Shortages of drilling and workover rigs, pipe and other equipment may occur as demand for drilling rigs and equipment increases, along with increases in the number of wells being drilled. These factors can also cause significant increases in costs for equipment, oilfield services and qualified personnel. Higher oil and natural gas prices generally stimulate demand and result in increased prices for drilling and workover rigs, crews and associated supplies, equipment and services. It is beyond our control and ability to predict whether these conditions will exist in the future and, if so, what their timing and duration will be. These types of shortages or price increases could significantly increase our costs, decrease our cash provided by operating activities, or restrict our ability to conduct the exploration and development activities that we currently have planned and budgeted or that we may plan in the future. In addition, the availability of drilling rigs can vary significantly from region to region at any particular time. An undersupply of drilling rigs in any of the regions in which we may operate may result in drilling delays and higher costs for drilling rigs.

A substantial or extended decline in oil and natural gas prices may adversely affect our ability to meet our future capital expenditure obligations and financial commitments.

Revenues, operating results and future rate of growth are substantially dependent upon the prevailing prices of, and demand for, oil and natural gas. Lower oil and natural gas prices may also reduce the amount of oil and natural gas that we will be able to produce economically. Historically, oil and natural gas prices and markets have been volatile, and they are likely to continue to be volatile in the future. The recent decline in oil prices has highlighted the volatility and if oil prices remain at this level for an extended period of time, such lower prices could adversely affect our business, financial condition and results of operations.

A decrease in oil or natural gas prices will not only reduce revenues and profits, but will also reduce the quantities of reserves that are commercially recoverable and may result in charges to earnings for impairment of the value of these assets. If oil or natural gas prices decline significantly for extended periods of time in the future, we might not be able to generate sufficient cash flow from operations to meet our obligations and make planned capital expenditures. Oil and natural gas prices are subject to wide fluctuations in response to relatively minor changes in the supply of, and demand for, oil and natural gas, market uncertainty and a variety of additional factors that are beyond our control. Among the factors that could cause fluctuations are:

•	market expectations regarding supply and demand for oil and natural gas;

•	levels of production and other activities of the Organization of Petroleum Exporting Countries and other oil and natural gas producing nations;

•	market expectations about future prices for oil and natural gas;

•	the level of global oil and natural gas exploration, production activity and inventories;

•	political conditions, including embargoes, in or affecting oil and natural gas production activities; and

•	the price and availability of alternative fuels.

Lower oil and natural gas prices may not only decrease our revenues on a per unit basis, but also may reduce the amount of oil and natural gas that we will be able to produce economically. A substantial or extended decline in oil or natural gas prices may have a material adverse effect on our business, financial condition and results of operations.

We are subject to operating hazards.

The oil and natural gas exploration and production business involves a variety of operating risks, including the risk of fire, explosion, blowout, pipe failure, casing collapse, stuck tools, uncontrollable flows of oil or natural gas, abnormally pressured formations and environmental hazards such as oil spills, surface cratering, natural gas leaks, pipeline ruptures, discharges of toxic gases, underground migration, surface spills, mishandling of fracture stimulation fluids, including chemical additives, and natural disasters. The occurrence of any of these events could result in substantial losses to us due to injury and loss of life, loss of or damage to well bores and/or drilling or production equipment, costs of overcoming downhole problems, severe damage to and destruction of property, natural resources and equipment, pollution and other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. Gathering systems and processing facilities are subject to many of the same hazards and any significant problems related to those facilities could adversely affect our ability to market our production.

Our oil and natural gas operations are subject to extensive and complex laws and government regulation, and compliance with existing and future laws may increase our costs or impair our operations.

Our oil and natural gas operations in Bulgaria and other countries in which we may operate in the future will be subject to numerous laws and regulations, including those related to the environment, employment, immigration, labor, oil and natural gas exploration and development, payments to local, foreign and provincial officials, taxes and the repatriation of foreign earnings. If we fail to adhere to any applicable laws or regulations, or if such laws or regulations restrict exploration or production, or negatively affect the sale, of oil and natural gas, our business, prospects, results of operations, financial condition or cash flows may be impaired. We may be subject to governmental sanctions, such as fines or penalties, as well as potential liability for personal injury, property or natural resource damage and might be required to make significant capital expenditures to comply with federal, state or international laws or regulations. In addition, existing laws or regulations, as currently interpreted or reinterpreted in the future, or future laws or regulations, could adversely affect our business or operations, or substantially increase our costs and associated liabilities.

In addition, exploration for, and exploitation, production and sale of, oil and natural gas in Bulgaria and other countries in which we may operate in the future are subject to extensive national and local laws and regulations requiring various licenses, permits and approvals from various governmental agencies. If these licenses or permits are not issued or unfavorable restrictions or conditions are imposed on our exploration or drilling activities, we might not be able to conduct our operations as planned. Alternatively, failure to comply with these laws and regulations, including the requirements of any licenses or permits, might result in the suspension or termination of operations and subject us to penalties. Our costs to comply with such laws, regulations, licenses and permits are significant.

Specifically, our oil and natural gas operations in Bulgaria and other countries in which we may operate in the future will be subject to stringent laws and regulations relating to the release or disposal of materials into the environment or otherwise relating to environmental protection. Failure to comply with these laws and regulations may result in the imposition of administrative, civil and/or criminal penalties, incurring investigatory or remedial obligations and the imposition of injunctive relief.

Changes in environmental laws and regulations occur frequently, and any changes that result in more stringent or costly waste handling, storage, transport, disposal or cleanup requirements could require us to make significant expenditures to attain and maintain compliance and may otherwise have a material adverse effect on our industry in general and on our own results of operations, competitive position or financial condition. Although we intend to comply in all material respects with applicable environmental laws and regulations, there can be no assurance that we will be able to comply with existing or new regulations. In addition, the risk of accidental spills, leakages or other circumstances could expose us to extensive liability. We are unable to predict the effect of additional environmental laws and regulations that may be adopted in the future, including whether any such laws or regulations would materially adversely increase our cost of doing business or affect operations in any area.

Under certain environmental laws that impose strict, joint and several liability, we may be required to remediate our contaminated properties regardless of whether such contamination resulted from the conduct of others or from consequences of our own actions that were or were not in compliance with all applicable laws at the time those actions were taken. In addition, claims for damages to persons or property may result from environmental and other impacts of our operations. Moreover, new or modified environmental, health or safety laws, regulations or enforcement policies could be more stringent and impose unforeseen liabilities or significantly increase compliance costs. Therefore, the costs to comply with environmental, health or safety laws or regulations or the liabilities incurred in connection with them could significantly and adversely affect our business, financial condition or results of operations.

In addition, many countries have agreed to regulate emissions of “greenhouse gases.” Methane, a primary component of natural gas, and carbon dioxide, a byproduct of burning of oil and natural gas, are greenhouse gases. Regulation of greenhouse gases could adversely impact some of our operations and demand for some of our services or products in the future.

Competition in the oil and natural gas industry is intense, and many of our competitors have greater financial, technological and other resources than we do, which may adversely affect our ability to compete.

We will be operating in the highly competitive areas of oil and natural gas exploration, development, production and acquisition with a substantial number of other companies, both foreign and domestic. We face intense competition from independent, technology-driven companies as well as from both major and other independent oil and natural gas companies in each of the following areas:

•	seeking oil and natural gas exploration licenses and production licenses;

•	acquiring desirable producing properties or new leases for future exploration;

•	marketing oil and natural gas production;

•	integrating new technologies; and

•	contracting for drilling services and equipment and securing the expertise necessary to develop and operate properties.

Many of our competitors have substantially greater financial, managerial, technological and other resources than we do. These companies are able to pay more for exploratory prospects and productive oil and natural gas properties than we can. To the extent competitors are able to pay more for properties than we are paying, we will be at a competitive disadvantage. Further, many of our competitors enjoy technological advantages over us and may be able to implement new technologies more rapidly than we can. Our ability to explore for and produce oil and natural gas prospects and to acquire additional properties in the future will depend upon our ability to successfully conduct operations, implement advanced technologies, evaluate and select suitable properties and consummate transactions in this highly competitive environment.

We might not be able to obtain necessary permits, approvals or agreements from one or more government agencies, surface owners, or other third parties, which could hamper our exploration, development or production activities.

There are numerous permits, approvals, and agreements with third parties that will be necessary in order to enable us to proceed with our exploration, development or production activities and otherwise accomplish our objectives. The government agencies in Bulgaria and other international countries have discretion in interpreting various laws, regulations, and policies governing operations under licenses such as the license we are obtaining in Bulgaria. Further, we may be required to enter into agreements with private surface owners to obtain access to, and agreements for, the location of surface facilities. In addition, because many of the laws governing oil and natural gas operations in Bulgaria and other international countries have been enacted relatively recently, there is only a relatively short history of the government agencies handling and interpreting those laws, including the various regulations and policies relating to those laws. This short history does not provide extensive precedents or the level of certainty that allows us to predict whether such agencies will act favorably toward us. The governments have broad discretion to interpret requirements for the issuance of drilling permits. Our inability to meet any such requirements could have a material adverse effect on our exploration, development or production activities.

Risks Related to Our Common Stock

The value of our common stock may be affected by matters not related to our own operating performance.

The value of our common stock may be affected by matters that are not related to our operating performance and are outside of our control. These matters include the following:

•	general economic conditions in the United States, Bulgaria and globally;

•	industry conditions, including fluctuations in the price of oil and natural gas;

•	governmental regulation of the oil and natural gas industry, including environmental regulation and regulation of fracture stimulation activities;

•	fluctuation in foreign exchange or interest rates;

•	liabilities inherent in oil and natural gas operations;

•	geological, technical, drilling and processing problems;

•	unanticipated operating events that can reduce production or cause production to be shut in or delayed;

•	failure to obtain industry partner and other third-party consents and approvals, when required;

•	stock market volatility and market valuations;

•	competition for, among other things, capital, acquisition of reserves, undeveloped land and skilled personnel;

•	the need to obtain required approvals from regulatory authorities;

•	worldwide supplies and prices of, and demand for, oil and natural gas;

•	political conditions and developments in each of the countries in which we operate;

•	political conditions in oil and natural gas producing regions;

•	revenue and operating results failing to meet expectations in any particular period;

•	investor perception of the oil and natural gas industry;

•	limited trading volume of our common shares;

•	announcements relating to our business or the business of our competitors;

•	the sale of assets;

•	our liquidity; and

•	our ability to raise additional funds.

In the past, some companies that have experienced volatility in the trading price of their common stock have been the subject of securities class action litigation. We might become involved in securities class action litigation in the future. Such litigation often results in substantial costs and diversion of management’s attention and resources and could have a material adverse effect on our business, financial condition and results of operation.

Investment in our common stock is speculative due to the nature of our business.

An investment in our common stock is speculative due to the nature of our involvement in the acquisition and exploration of oil and natural gas properties.

Our shareholders may experience dilution as a result of our issuance of additional common stock or the exercise of outstanding options and warrants.

We may enter into commitments in the future that would require the issuance of additional common stock. We may also grant additional share purchase warrants, restricted stock units or stock options. The exercise of share purchase warrants, restricted stock units or stock options and the subsequent resale of common stock in the public market could adversely affect the prevailing market price and our ability to raise equity capital in the future. Any stock issuances from our treasury will result in immediate dilution to existing shareholders.

We have never declared or paid cash dividends on our common stock.

We do not anticipate paying cash dividends on our common stock in the foreseeable future. Payment of future cash dividends, if any, will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, contractual restrictions, capital requirements, business prospects and other factors that our Board of Directors considers relevant. Accordingly, investors may only see a return on their investment if the value of our securities appreciates.

Our stock price is volatile.

Our common stock is traded on the OTC Bulletin Board and the OTCQB. There can be no assurance that an active public market will continue for our common stock, or that the market price for our common stock will not decline below its current price. Such price may be influenced by many factors, including, but not limited to, investor perception of us and our industry and general economic and market conditions. The trading price of our common stock could be subject to wide fluctuations in response to a variety of matters and market conditions.

Our common stock will be subject to the “Penny Stock” Rules of the SEC.

Our securities will be subject to the “penny stock rules” adopted pursuant to Section 15(g) of the Exchange Act. The penny stock rules apply generally to companies whose common stock trades at less than $5.00 per share, subject to certain limited exemptions. Such rules require, among other things, that brokers who trade “penny stock” to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Some brokers have decided not to trade “penny stock” because of the requirements of the “penny stock rules” and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. In the event that we remain subject to the “penny stock rules” for any significant period, there may develop an adverse impact on the market, if any, for our securities. Because our securities are subject to the “penny stock rules,” investors will find it more difficult to dispose of our securities.

A decline in the price of our common stock could affect our ability to raise further working capital and create additional dilution to existing shareholders upon any financings.

A decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise additional capital for our operations. Because our operations to date have been principally financed through the sale of equity securities, a decline in the price of our common stock could have an adverse effect upon our liquidity; and if we sell such equity securities at a lower price, such sales could cause excessive dilution to existing shareholders.

We may issue debt to acquire assets.

From time to time our Company may enter into transactions to acquire assets or the stock of other companies. These transactions may be financed partially or wholly with debt, which may increase our debt levels above industry standards. Our governing documents do not limit the amount of indebtedness that our Company may incur. The level of our indebtedness from time to time could impair our ability to obtain additional financing in the future on a timely basis to take advantage of business opportunities that may arise.

We may issue additional equity securities without the consent of shareholders. The issuance of any additional equity securities would further dilute our shareholders.

Our Board of Directors has the authority, without further action by the shareholders, to issue up to 250,000,000 shares of common stock authorized under our charter documents, of which 45,731,482 shares were issued and outstanding as of March 20, 2015. We may issue additional shares of common stock or other equity securities, including securities convertible into shares of common stock, in connection with capital raising activities. The issuance of additional common stock would also result in dilution to existing shareholders.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 2.	PROPERTIES

Bulgarian Property—Dobrudja Basin

On October 12, 2010, the Bulgarian Council of Ministers awarded to the Company a permit for the exploration and prospecting of crude oil and natural gas in Vranino 1-11 Block. On April 1, 2014, the Company entered into an Agreement for Crude Oil and Natural Gas Prospecting and Exploration in the Vranino 1-11 Block with the Ministry of Economy and Energy of Bulgaria (the “License Agreement”). The initial term of the License Agreement is five years. This five-year period will commence once the Bulgarian regulatory authorities approve of the Company’s work programs for the permit area. The License Agreement (or applicable legislation) provides for possible extension periods for up to five additional years during the exploration phase, as well as the conversion of the License Agreement to an exploitation concession, which can last up to 35 years. Under the License Agreement, the Company will submit a yearly work program that is subject to approval of the Bulgarian regulatory authorities.

The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). The Company is required to drill 10,000 meters (approximately 32,800 feet) of new wellbore (which may be vertical, horizontal or diagonal) and conduct other exploration activities during the initial term.

Pursuant to the License Agreement, the Company is obligated to incur minimum costs during the initial term as follows:

(iii)	$925,000 for the Exploration and Geophysical Work Stage; and

(iv)	$3,675,000 for the Data Evaluation and Drilling Stage.

In addition, during the term of the License Agreement, the Company is obligated to pay an annual land rental fee of 15,897 BGN (US $8,712 based on the exchange rate of .548 Lev to Dollar as of March 20, 2015).

The Company is permitted to commence limited production during the initial term of the License Agreement. Upon confirmation of a commercial discovery, the Company is entitled to convert the productive area of the license to an exploitation concession that may last for up to 35 years provided that the minimum work commitments are satisfied.

On August 26, 2014, the Bulgarian environmental agency approved the Company’s overall work program and first year annual work program. A number of parties appealed the decision of the environmental agency. An appeals proceeding has been commenced before an administrative judge panel with an initial hearing scheduled for May 15, 2015. The Company is participating in that proceeding as an interested party. The initial term of the License Agreement will not begin until (i) the appeals proceeding has been completed and the decision upheld, and (ii) the Ministry of Economy and Energy has approved the Company’s overall work program and first year annual work program. The Company will continue its data gathering, evaluation and planning during this period.

Reserves Reported to Other Agencies

We have not filed estimates of total in-place resources or proved oil and gas reserves with any other federal authority or agency in the United States, Canada or Bulgaria at this time. The Bulgarian property is currently our only oil and gas prospect. We will file such reports as and when required under applicable regulations after receiving the exploration permit.

Productive Wells and Acreage

We presently have no production from any property currently or during the year ended December 31, 2014.

Undeveloped Acreage

The following table sets forth the amounts of our undeveloped acreage as of December 31, 2014 as awarded in the License Agreement:

Area	Undeveloped Acreage(1)
	Gross	Net
Bulgaria	98,205	98,205
Total:	98,205	98,205

(1)	Undeveloped acreage is considered to be those lease acres on which wells have not been drilled or completed to a point that would permit the production of commercial quantities of oil and gas regardless of whether or not such acreage contains proved reserves.

Drilling Activity

During the years ended December 31, 2014 and 2013, no wells were drilled.

Present Activities

The Company is engaged in data gathering, evaluation and analysis to evaluate the opportunity for the exploration of natural gas and planning future operations on the permit area. The Company is conducting its activities through several contracted service firms in Bulgaria operating in the oil and gas sector. Additionally, the Company has retained experienced consultants in the UK and the United States to provide analysis of the property prospects and to assist in developing an exploration strategy.

The Company has evaluated and identified at least one existing well for re-entry and several potential drilling locations for new wells.

ITEM 3.	LEGAL PROCEEDINGS

We are not party to any material legal proceedings and, to our knowledge, no such proceedings are threatened or contemplated. However, as previously stated, we are participating as an interested party in the appeals proceeding in Bulgaria that pertains to objections filed by various parties regarding the approval of the Company’s overall work program and first year annual work program by the Bulgarian environmental agency. See Item 2 (Properties) above.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

PART II

ITEM 5.	MARKET FOR COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Shares of our common stock have been quoted on the OTC Bulletin Board since June 20, 2006 and the OTCQB since November 16, 2013, and presently trade under the symbol “PKPL”.

	High Bid	Low Bid
2014
4th Quarter	$0.37	0.15
3rd Quarter	$0.59	0.23
2nd Quarter	$0.25	0.16
1st Quarter	$0.23	0.15

2013
4th Quarter	$0.25	0.14
3rd Quarter	$0.14	0.08
2nd Quarter	$0.17	0.03
1st Quarter	$0.09	0.03

Holders

The number of record holders of our common stock, $0.00001 par value, as of March 20, 2015, was approximately 145.

Dividends

We have not, since the date of our incorporation, declared or paid any dividends on our common stock. We anticipate that we will retain future earnings and other cash resources for the operation and development of our business for the foreseeable future. The payment of dividends in the future will depend on our earnings, if any, and our financial condition and such other factors as our Board of Directors considers appropriate.

Equity Compensation Plans

Long-Term Incentive Equity Plans

On November 21, 2011, the Company replaced its 2007 Stock Option Plan and adopted its 2011 Stock Option Plan (the “2011 Plan”), which allows for the issuance of options to purchase up to 2,000,000 shares of common stock. A copy of the 2011 Plan was filed on November 25, 2011 on Form 8-K, to which reference should be made for a more complete description of the 2011 Plan. In connection with the adoption of the Company’s 2013 Long-Term Incentive Equity Plan in October 2013, the Company retired the 2011 Plan, but outstanding grants under the 2011 Plan remain subject to the terms of the 2011 Plan.

On October 29, 2013, the Company’s shareholders adopted the Company’s 2013 Long-Term Incentive Equity Plan (the “2013 Plan”). A summary of the principal features of the 2013 Plan, as well as a copy of the 2013 Plan document itself, is available in the Company’s Schedule 14A filed on September 27, 2013, to which reference should be made for a more complete description of the 2013 Plan. The 2013 Plan permits grants of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, and other stock-based awards. Under the 2013 Plan, any employee (including an employee who is also a director or an officer), officer, contractor or outside director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the 2013 Plan, except that only employees are eligible to receive incentive stock options. Subject to certain adjustments, the maximum number of shares of common stock that may be delivered under the 2013 Plan is ten percent (10%) of the Company’s authorized and outstanding shares of common stock as determined on the applicable date of grant of an award under the 2013 Plan.

The various types of long-term incentive awards that may be granted under the 2013 Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

During the years ended December 31, 2014 and 2013, the Company issued 350,000 and 700,000, respectively, of stock options under the 2013 Plan.

The following table provides a summary of the number of stock options outstanding as at December 31, 2014 under both of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans not approved by security holders (2011 Plan)	1,050,000	$0.10	Nil
Equity compensation plans approved by security holders (2013 Plan)	1,050,000	$0.23	Variable*

*	Subject to 10% rolling maximum more fully described in the 2013 Plan. As of March 20, 2015, the 10% rolling maximum is 4,573,148.

Recent Sales of Unregistered Securities

We have reported sales of securities without registration under the Securities Act during our fiscal year ended December 31, 2014 on the following reports, as filed with the Securities and Exchange Commission.

Report	Date of Filing with SEC
8-K	March 11, 2014
8-K	March 24, 2014
8-K	July 30, 2014

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during the year ended December 31, 2014 and 2013.

ITEM 6.	SELECTED FINANCIAL DATA

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) is intended to provide readers of our financial statements with a narrative from the perspective of our management on our financial condition, results of operations, liquidity, and certain other factors that may affect our future results. Our MD&A is presented in the following sections:

•	Executive Summary

•	Results of Operations

•	Liquidity and Capital Resources

•	Recent Accounting Pronouncements

•	Forward-Looking Statements.

Our MD&A should be read in conjunction with our Consolidated Financial Statements and related Notes in Item 8, Financial Statements and Supplementary Data, of this Annual Report on Form 10-K.

Executive Summary

Park Place is an energy company engaged in oil and gas exploration in Bulgaria.

On April 1, 2014, the Company entered into an Agreement for Crude Oil and Natural Gas Prospecting and Exploration in the Vranino 1-11 Block with the Ministry of Economy and Energy of Bulgaria (the “License Agreement”). The initial term of the License Agreement is five years. This five-year period will commence once the Bulgarian regulatory authorities approve of the Company’s work programs for the permit area. The License Agreement (or applicable legislation) provides for possible extension periods for up to five additional years during the exploration phase, as well as the conversion of the License Agreement to an exploitation concession, which can last up to 35 years. Under the License Agreement, the Company will submit a yearly work program that is subject to approval of the Bulgarian regulatory authorities.

The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). The Company is required to drill 10,000 meters (approximately 32,800 feet) of new wellbore (which may be vertical, horizontal or diagonal) and conduct other exploration activities during the initial term.

Pursuant to the License Agreement, the Company is obligated to incur minimum costs during the initial term as follows:

(i)	$925,000 for the Exploration and Geophysical Work Stage; and

(ii)	$3,675,000 for the Data Evaluation and Drilling Stage.

In addition, during the term of the License Agreement, the Company is obligated to pay an annual land rental fee of 15,897 BGN (US $8,712 based on the exchange rate of .548 Lev to Dollar as of March 20, 2015).

The Company is permitted to commence limited production during the initial term of the License Agreement. Upon confirmation of a commercial discovery, the Company is entitled to convert the productive area of the license to an exploitation concession that may last for up to 35 years provided that the minimum work commitments are satisfied.

On August 26, 2014, the Bulgarian environmental agency approved the Company’s overall work program and first year annual work program. A number of parties appealed the decision of the environmental agency. An appeals proceeding has been commenced before an administrative judge panel with an initial hearing scheduled for May 15, 2015. The Company is participating in that proceeding as an interested party. The initial term of the License Agreement will not begin until (i) the appeals proceeding has been completed and the decision upheld, and (ii) the Ministry of Economy and Energy has approved the Company’s overall work program and first year annual work program. The Company will continue its data gathering, evaluation and planning during this period.

Results of Operations

Revenue

We are a pre-revenue stage company, and our future revenues depend upon successful extraction of oil and gas deposits for sale.

Expenses

Our total operating expenses for the year ended December 31, 2014 were $813,161 compared to $697,870 for the year ended December 31, 2013.

Our general and administrative expenses increased to $813,161 for the year ended December 31, 2014 from $696,860 for the year ended December 31, 2013. Our overhead increased due to the retention of more consultants and increased general activity of the Company over last year.

Other Income (Expense)

For the year ended December 31, 2014, other income (expense) was a loss of $59,623 attributable to foreign exchange loss. For the year ended December 31, 2013, other income (loss) was a income of $7,332 primarily driven by a gain on sale of a subsidiary offset by foreign exchange loss and loss on settlement of debt.

Loss

Our net loss for the year ended December 31, 2014 was $872,784 compared to $690,548 for the year ended December 31, 2013.

Liquidity and Capital Resources

The following table summarizes our liquidity position as of December 31, 2014 and 2013.

	As of December 31, 2014	As of December 31, 2013
Cash	$1,539,439	$32,782
Working capital (deficit)	1,288,877	(68,364)
Total assets	3,753,896	1,337,914
Total liabilities	268,862	197,777
Shareholders’ equity	$3,485,034	$1,140,137

The increase in the overall liquidity of the Company was due to the issuance of 13,506,430 shares of common stock for net proceeds of $2,981,850.

Cash Used in Operating Activities

We used net cash of $592,778 in operating activities for the year ended December 31, 2014 compared to $399,195 for the year ended December 31, 2013 primarily due to a greater loss for year ended December 31, 2014.

Cash Used In Investing Activities

Net cash used for investing activities in the year ended December 31, 2014 was $882,793 compared to $833,439 for the year ended December 31, 2013.

Cash Provided By Financing Activities

We have funded our business to date primarily from sales of our common stock through private placements. In the year ended December 31, 2014, we received cash of $2,981,850 as a result of proceeds from the sale of our common stock compared to $1,253,286 for the year ended December 31, 2013.

Future Operating Requirements

Based on our current plan of operations, we estimate that we will require approximately $1,200,000 to pursue our plan of operations over the next 12 months.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Stock Based Compensation

We have a stock-based compensation plan covering employees, consultants and our directors. See Notes 5,6 and 7 of the Notes to the Consolidated Financial Statements.

Contractual Obligation and Commercial Commitments

See the Executive Summary of this MD&A relating to our commitment under the Bulgarian License.

Critical Accounting Policies and Estimates

Our consolidated financial statements and accompanying notes have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

We regularly evaluate the accounting policies and estimates that we use to prepare our consolidated financial statements. In general, management’s estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management.

We believe that our critical accounting policies and estimates include the following:

Oil and gas properties

The Company follows the full cost method of accounting for oil and natural gas operations, whereby all costs of exploring for and developing oil and natural gas reserves are capitalized and accumulated in cost centers on a country-by-country basis. Costs include land acquisition costs, geological and geophysical charges, carrying charges on non-productive properties and costs of drilling both productive and non-productive wells. General and administrative costs are not capitalized other than to the extent of the Company’s working interest in operated capital expenditure programs on which operator’s fees have been charged equivalent to standard industry operating agreements.

The costs in each cost center, including the costs of well equipment, are depleted and depreciated using the unit-of-production method based on the estimated proved reserves before royalties. Natural gas reserves and production are converted to equivalent barrels of crude oil based on relative energy content. The costs of acquiring and evaluating significant unproved properties are initially excluded from depletion calculations. These unevaluated properties are assessed periodically to ascertain whether impairment has occurred. When proved reserves are assigned or the property is considered to be impaired, the cost of the property or the amount of the impairment is added to costs subject to depletion.

The capitalized costs less accumulated depletion and depreciation in each cost center are limited to an amount equal to the estimated future net revenue from proved reserves (based on prices and costs at the balance sheet date) plus the cost (net of impairments) of unproved properties. The total capitalized costs less accumulated depletion and depreciation, site restoration provision and future income taxes of all cost centers are further limited to an amount equal to the future net revenue from proved reserves plus the cost (net of impairments) of unproved properties of all cost centers less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

Proceeds from the sale of oil and natural gas properties are applied against capitalized costs, with no gain or loss recognized, unless such a sale would significantly alter the rate of depletion and depreciation.

Stock-based compensation

The Company accounts for share-based compensation under the provisions of ASC 718 “Compensation—Stock Compensation”. ASC 718 requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

ITEM 8.	FINANCIAL STATEMENTS

PARK PLACE ENERGY CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Park Place Energy Corp. (the “Company”)

We have audited the accompanying consolidated balance sheet of Park Place Energy Corp. as of December 31, 2013 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ SATURNA GROUP CHARTERED ACCOUNTANTS LLP

Saturna Group Chartered Accountants LLP

Vancouver, Canada

March 27, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Park Place Energy Corp.

We have audited the accompanying consolidated balance sheet of Park Place Energy Corp. and subsidiaries (the “Company”), as of December 31, 2014, and the related consolidated statements of operations, stockholders’ equity, comprehensive loss, and cash flows for the year ended December 31, 2014. The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2014, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Whitley Penn LLP

March 31, 2015

Dallas, Texas

PARK PLACE ENERGY CORP.

Consolidated balance sheets

(Expressed in U.S. dollars)

	December 31, 2014	December 31, 2013
ASSETS
Current assets
Cash	$1,539,439	$32,782
Receivables	6,307	91,375
Prepaid expenses and deposits	11,993	5,256

Total current assets	1,557,739	129,413
Restricted cash	—	2,300
Oil and gas properties	2,196,157	1,206,201

Total assets	$3,753,896	$1,337,914

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$268,862	$197,777

Total liabilities	268,862	197,777

Commitments and contigencies
Stockholders’ equity
Common stock
Authorized: 250,000,000 shares, par value $0.00001 Issued and outstanding: 45,624,427 and 32,063,447 shares, respectively	456	321
Additional paid-in capital	17,072,916	13,748,758
Stock subscriptions and stock to be issued	46,116	153,286
Accumulated other comprehensive gain	558	—
Accumulated deficit	(13,635,012)	(12,762,228)

Total stockholders’ equity	3,485,034	1,140,137

Total liabilities and stockholders’ equity	$3,753,896	$1,337,914

See accompanying notes to consolidated financial statements.

PARK PLACE ENERGY CORP.

Consolidated statements of operations

(Expressed in U.S. dollars)

	Year ended December 31, 2014	Year ended December 31, 2013
Expenses
Depreciation	$—	$1,010
General and administrative	813,161	696,860

Total expenses	813,161	697,870

Loss before other income (expense)	(813,161)	(697,870)

Other income (expense)
Foreign exchange loss	(59,623)	(8,049)
Gain on sale of subsidiary	—	19,775
Loss on settlement of debt	—	(3,414)
Loss on disposal of property and equipment	—	(990)

Total other income (expense)	(59,623)	7,322

Loss before income taxes	(872,784)	(690,548)
Income taxes	—	—

Net loss for the period	$(872,784)	$(690,548)

Loss per share, basic and diluted	$(0.02)	$(0.03)

Weighted average number of shares outstanding	39,749,796	24,598,535

See accompanying notes to consolidated financial statements.

PARK PLACE ENERGY CORP.

Consolidated statements of comprehensive loss

(Expressed in U.S. dollars)

	Year ended December 31, 2014	Year ended December 31, 2013
Net loss	$(872,784)	$(690,548)
Other comprehensive income:
Foreign currency cumulative translation adjustment	558	—

Comprehensive loss for the year	$(872,226)	$(690,548)

See accompanying notes to consolidated financial statements.

PARK PLACE ENERGY CORP.

Consolidated statements of stockholders’ equity

(Expressed in U.S. dollars)

	Common Stock		Additional paid-in capital	Stock subscriptions and stock to be issued	Accumulated Other Comprehensive Income	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 2012	20,667,581	$207	$12,406,065	$—	$—	$(12,071,680)	$334,592
Issuance of common stock for cash	11,000,000	110	1,099,890	—	—	—	1,100,000
Issuance of common stock for settlement of debt	75,866	1	9,103	—	—	—	9,104
Issuance of common stock for consulting services	320,000	3	21,597	—	—	—	21,600
Share subscriptions received	—	—	—	153,286	—	—	153,286
Stock-based compensation expense	—	—	212,103	—	—	—	212,103
Net loss	—	—	—	—	—	(690,548)	(690,548)
Balance, December 31, 2013	32,063,447	321	13,748,758	153,286	—	(12,762,228)	1,140,137

Issuance of common stock for cash	13,506,430	135	3,150,651	(153,286)	—	—	2,997,500
Issuance of common stock for consulting services	32,800	—	2,624	—	—	—	2,624
Stock issuance costs	—	—	(15,650)	—	—	—	(15,650)
Stock-based compensation expense	—	—	84,474	46,116	—	—	130.590
Restricted stock granted for services	—	—	102,059	—	—	—	102.059
Issuance of common stock upon vesting of restricted stock units	21,750	—	—	—	—	—	—
Currency translation adjustment	—	—	—	—	558	—	558
Net loss	—	—	—	—	—	(872,784)	(872,784)

Balance, December 31, 2014	45,624,427	$456	$17,072,916	$46,116	$558	$(13,635,012)	$3,485,034

See accompanying notes to the consolidated financial statements.

PARK PLACE ENERGY CORP.

Consolidated statements of cash flows

(Expressed in U.S. dollars)

	Year ended December 31, 2014	Year ended December 31, 2013
Operating activities
Net loss	$(872,784)	$(690,548)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	—	1,010
Gain on sale of subsidiary	—	(19,775)
Loss on settlement of debt	—	3,414
Loss on disposal of property and equipment	—	990
Stock-based compensation	130,590	212,103
Changes in operating assets and liabilities:
Receivables	85,068	(86,583)
Prepaid expenses and deposits	(6,737)	8,716
Accounts payable and accrued liabilities	71,085	170,778
Due to/from related parties	—	700

Net cash used in operating activities	(592,778)	(399,195)

Investing activities
Restricted cash	2,300	6,325
Oil and gas properties expenditures	(885,273)	(839,764)

Net cash used in investing activities	(882,973)	(833,439)

Financing activities
Proceeds from issuance of common stock	2,997,500	1,100,000
Share issuance costs	(15,650)	—
Stock subscriptions received	—	153,286

Net cash provided by financing activities	2,981,850	1,253,286

Effect of exchange rate changes on cash and cash equivalents	558	—

Change in cash	1,506,657	20,652
Cash, beginning of year	32,782	12,130

Cash, end of year	$1,539,439	$32,782
Non-cash investing and financing activities:
Common stock issued to settle debt	$—	$9,104
Stock subscriptions received	(153,286)	—
Issuance of common stock for consulting services	2,624	—
Issuance of common stock upon vesting of restricted stock units	102,059	21,600

See accompanying notes to consolidated financial statements.

PARK PLACE ENERGY CORP.

Notes to Consolidated Financial Statements

(Expressed in U.S. dollars)

1.	Nature of Business

Park Place Energy Corp. (the “Company”) was incorporated under the laws of the State of Nevada on August 27, 2004 under the name ST Online Corp. On July 30, 2007, the Company acquired Park Place Energy (Canada) Inc. and changed its name. The Company is in the business of acquiring and exploring oil and gas properties. On December 30, 2013, the Company disposed Park Place Energy (Canada) Inc. The Company has not produced significant revenue from its principal business.

2.	Summary of Significant Accounting Policies

(a)	Basis of Presentation

These consolidated financial statements for 2014 include the accounts of the Company and its wholly owned subsidiary, BG Exploration EOOD, a company incorporated under the laws of Bulgaria. For 2013 the accounts of the Company also included Park Place Energy (Canada) Inc. until its date of disposal. All inter-company transactions and balances have been eliminated upon consolidation.

(b)	Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the estimated useful lives and recoverability of long-lived assets, impairment of oil and gas properties, fair value of stock-based compensation, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

(d)	Long-lived Assets

In accordance with Accounting Standards Codification (“ASC”) 360, “Property, Plant and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances that could trigger a review include, but are not limited to: significant decreases in the market price of the assets; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the assets; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the assets; and current expectation that the assets will more likely than not be sold or disposed significantly before the end of their estimated useful life. Recoverability is assessed based on the carrying amount of the assets and their fair value, which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the assets, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount of the assets is not recoverable and exceeds fair value.

(e)	Oil and Gas Properties

The Company follows the full cost method of accounting for oil and natural gas operations, whereby all costs of exploring for and developing oil and natural gas reserves are capitalized and accumulated in cost centers on a country-by-country basis. Costs include: licence and land acquisition costs, geological, engineering, geophysical, seismic and other data, carrying charges on non-productive properties and costs of drilling and completing both productive and non-productive wells. General and administrative costs which are associated with acquisition, exploration and development activities are capitalized. General and administrative costs are capitalized other than to the extent of the Company’s working interest in operated capital expenditure programs on which operator’s fees have been charged equivalent to standard industry operating agreements.

The costs in each cost center, including the costs of well equipment, are depleted and depreciated using the unit-of-production method based on the estimated proved reserves before royalties. The costs of acquiring and evaluating significant unproved properties are initially excluded from depletion calculations. These unevaluated properties are assessed periodically to ascertain whether impairment has occurred. When proved reserves are assigned or the property is considered to be impaired, the cost of the property or the amount of the impairment is added to costs subject to depletion.

The capitalized costs (less accumulated depletion and depreciation in each cost center) are limited to an amount equal to the estimated future net revenue from proved reserves (based on prices and costs at the balance sheet date) plus the cost (net of impairments) of unproved properties. The total capitalized costs, less accumulated depletion and depreciation, site restoration provision and future income taxes of all cost centers, is further limited to an amount equal to the future net revenue from proved reserves plus the cost (net of impairments) of unproved properties of all cost centers less estimated future site restoration costs, general and administrative expenses, financing costs and income taxes.

Proceeds from the sale of oil and natural gas properties are applied against capitalized costs, with no gain or loss recognized, unless such a sale would significantly alter the rate of depletion and depreciation.

(f)	Asset Retirement Obligations

The Company records the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that results from the acquisition, construction, development, and/or normal use of the long-lived assets. The Company also records a corresponding asset that is amortized over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation is adjusted at the end of each period to reflect the passage of time (accretion expense) and changes in the estimated future cash flows underlying the obligation (asset retirement cost). The Company does not have any significant asset retirement obligations.

(g)	Financial Instruments and Fair Value Measures

ASC 820 (“Fair Value Measurements and Disclosures”) requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability, such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, receivables, and accounts payable and accrued liabilities. Pursuant to ASC 820, the fair value of cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

(h)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

As of December 31, 2014 and 2013, the Company did not have any amounts recorded pertaining to uncertain tax positions. The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expense. During the years ended December 31, 2014 and 2013, the Company recognized penalties of $0 and $120,000, respectively, in general and administrative expense. The Company’s tax years 2011 and forward remain open for review.

(i)	Foreign Currency Translation

Operations outside the United States prepare financial statements in currencies other than the United States dollar. The income statement amounts are translated at average exchange rates for the year, while the assets and liabilities are translated at year-end exchange rates. Translation adjustments are accumulated as a separate component of stockholders’ equity and other comprehensive income. The functional currency of our Bulgarian operations is considered to be the Bulgarian Lev.

(j)	Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718 (“Compensation—Stock Compensation”) using the fair value method. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

The Company uses the Black-Scholes option pricing model to calculate the fair value of stock-based awards. This model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These subjective variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, and actual and projected stock option exercise behaviors. The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the statement of operations over the requisite service period.

(k)	Loss Per Share

The Company computes loss per share of Company stock in accordance with ASC 260 (“Earnings per Share”), which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing the loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As at December 31, 2014 and 2013, the Company had 13,987,422 and 12,800,000 potentially dilutive shares outstanding, respectively.

(l)	Comprehensive Loss

Comprehensive loss consists of net loss and other related gains and losses affecting stockholders’ equity that are excluded from net income or loss.

(m)	Reclassifications

Certain reclassifications have been made to the prior year’s consolidated financial statements to conform to the current year’s presentation.

(n)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that any other new accounting pronouncements have been issued that might have a material impact on its financial position or results of operations.

3.	Sale of Park Place Energy (Canada) Inc.

On December 30, 2013, the Company completed the sale of its wholly-owned subsidiary Park Place Energy (Canada) Inc. to a non-related party for proceeds of $10, resulting in a gain of $19,775 on sale of subsidiary.

Property and equipment	$3,364
Accounts payable	(23,129)

Net liabilities sold	(19,765)
Cash proceeds received	10

Gain on sale of subsidiary	$19,775

4.	Oil and Gas Properties

	December 31, 2014	December 31, 2013
Unproven properties
Bulgaria	$2,196,157	$1,206,201

The Company holds a 98,205 acre oil and gas exploration claim in the Dobrudja Basin located in northeast Bulgaria (the “Block”). The Company intends to conduct exploration for natural gas and test production activities over a five year period in accordance with or exceeding its minimum work program obligation, which includes five wells, and additional testing and work. The Company intends to commence its work program efforts in 2015.

5.	Common Stock

(a)	On January 14, 2013, the Company increased its authorized capital to 250,000,000 shares of common stock with no change in par value.

(b)	On May 1, 2013, the Company issued 200,000 shares of common stock with a fair value of $12,000 for consulting fees that was recorded in oil and gas properties.

(c)	On May 22, 2013, the Company issued 75,866 shares of common stock with a fair value of $9,103 to settle accounts payable of $5,690 to a company controlled by a director of the Company. This resulted in a loss on settlement of debt of $3,414.

(d)	On August 19, 2013, the Company issued 120,000 shares of common stock with a fair value of $9,600 for consulting fees that was recorded in oil and gas properties.

(e)	On August 30, 2013, the Company issued 11,000,000 units at a price of $0.10 per unit for proceeds of $1,100,000. Each unit consisted of one share of common stock and one share purchase warrant exercisable at a price of $0.20 per share expiring on August 29, 2016.

(f)	As of December 31, 2013, the Company had received subscriptions for 766,430 shares of common stock at a price of $0.20 per share for proceeds of $153,286, which is included in stock subscriptions received.

(g)	During the year ended December 31, 2014, the Company issued 13,506,430 shares of common stock for proceeds of $2,997,500.

(h)	During the year ended December 31, 2014, the Company issued 32,800 shares of common stock with a fair value of $2,624. The services were valued based on the fair market value of the shares exchanged, which approximate the fair market value of the services received.

(i)	During the year ended December 31, 2014, the Company issued 21,750 share of common stock upon the vesting of restricted stock units.

6.	Stock Options

The Company has issued stock options (and other stock-based awards) pursuant to two equity plans, the 2013 Long-Term Incentive Plan (the “2013 LTIP”) and the 2011 Stock Option Plan (which was replaced by the 2013 LTIP). The 2013 LTIP permits grants of stock options, stock appreciation rights, restricted stock awards and other stock-based awards. Under the 2013 LTIP, the maximum number of shares of authorized stock that may be delivered is 10% of the total number of shares of common stock issued and outstanding of the Company as determined on the applicable date of grant of an award under the 2013 LTIP. Under the 2013 LTIP, the exercise price of each option (or other stock-based award) shall not be less than the market price of the Company’s stock as calculated immediately preceding the day of the grant. The vesting schedule for each option (or other stock-based award) shall be specified by the Board of Directors at the time of grant. The maximum term of options (or other stock-based award) granted is ten years or such lesser time as determined by the Board of Directors at the time of grant.

The following table summarizes the continuity of the Company’s stock options:

	Number of options	Weighted average exercise price	Weighted average fair value price	Aggregate intrinsic value
Outstanding, December 31, 2012	300,000	$0.10	$0.09
Granted	1,500,000	0.16	0.14

Outstanding, December 31, 2013	1,800,000	0.15	0.13
Granted	350,000	0.24	0.20
Expired	(50,000)	0.10	0.09

Outstanding, December 31, 2014	2,100,000	0.17	0.14	$—

Additional information regarding stock options as of December 31, 2014, is as follows:

	Outstanding			Exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.10	1,050,000	2.7	$0.10	1,000,000	$0.10
0.20	100,000	2.0	0.20	50,000	0.20

0.23-0.235	850,000	1.9	0.23	825,000	0.23

0.28	100,000	2.6	0.28	50,000	0.28

	2,100,000	2.3	$0.17	1,925,000	$0.16

The fair values for stock options granted have been estimated using the Black-Scholes option pricing model assuming no expected dividends and the following weighted average assumptions:

	2014	2013
Risk-free interest rate	0.81%	.91%
Expected life (in years)	3.0	3.8
Expected volatility	173%	188%

The fair value of stock options vested during the year ended December 31, 2014 and 2013 was $60,429 and $212,103, respectively, that was recorded as stock-based compensation and included in general and administrative expenses. The weighted average fair value of stock options granted during the year ended December 31, 2014 and 2013 was $0.20 and $0.15 per option, respectively. At December 31, 2014, the Company had $25,000 in unrecognized compensation expense related to stock options that will be expensed through January 2017.

7.	The following table summarizes the continuity of share purchase warrants:

	Number of warrants	Weighted average exercise price	Expire
Balance, December 31, 2012	—	—
Issued	11,000,000	$0.20

Balance, December 31, 2013	11,000,000	0.20

Balance, December 31, 2014	11,000,000	0.20	2016

8.	Restricted Stock Units

During 2014, the Company granted restricted stock units (“RSUs”) with vesting periods ranging from one month to sixteen months. Officers of the Company were granted 443,467 RSUs with a fair value of $101,798. Expense related to RSUs is recognized ratably over the vesting period.

	Number of restricted stock units	Weighted average fair value per award
Balance, December 31, 2013	—	—
Issued	1,082,122	$0.26
Vested	(194,700)	0.28

Balance, December 31, 2014	887,442	$0.25

At December 31, 2014 unrecognized compensation expense related to RSUs totaled $76,311 that will be recognized over a weighted average period of 0.9 years. The total fair value of shares vested and released during fiscal year 2014 was $54,516.

9.	Related Party

(a)	During the year ended December 31, 2013, the Company incurred management and consulting fees of $13,000 to a company controlled by the former President of the Company.

(b)	During the year ended December 31, 2013, the Company incurred oil and gas consulting costs of $29,250 and management fees of $22,750 to a company controlled by the President of the Company, of which $13,773 was included in accounts payable and accrued liabilities as at December 31, 2013. The amount owing is non-interest bearing, unsecured, and due on demand.

(c)	During the year ended December 31, 2013, the Company incurred wages of $20,879 to the Chief Financial Officer of the Company.

(d)	During the year ended December 31, 2013, the Company incurred management and consulting fees of $16,813 to the Corporate Secretary, of which $7,250 was included in accounts payable and accrued liabilities as at December 31, 2014. The amount owing is non-interest bearing, unsecured, and due on demand.

(e)	During the year ended December 31, 2013, the Company incurred oil and gas consulting costs of $71,765 to a company controlled by the Vice President of Exploration of the Company.

(f)	During the year ended December 31, 2013, the Company incurred accounting fees of $11,273 to a company controlled by the Treasurer of the Company.

(g)	During the year ended December 31, 2013, the Company granted 700,000 stock options with a fair value of $136,319 to officers and directors of the Company.

10.	Commitments

(a)	On September 1, 2013, the Company entered into an agreement with a consultant whereby the Company was to pay the consultant Cdn$7,500 per month, increasing to Cdn$10,000 per month when the Company raised at least Cdn$10,000,000 in financing, for a period of two years. The Company had the right to terminate this agreement after the expiration of one year if the Company had not secured a financing of at least Cdn$10,000,000 during the first year of this agreement. On August 1, 2014, the Company and the consultant entered into a termination agreement under which this consulting agreement terminated as of December 31, 2014. In lieu of any and all termination fees payable under the consulting agreement, the Company granted 164,700 RSUs. Such RSUs vested on December 31, 2014, but were not issued.

(b)	On November 1, 2013 (as amended on August 1, 2014 and March 27, 2015), the Company entered into an agreement with the President of the Company and a company controlled by the President of the Company with a term of two years effective September 1, 2013. The term will renew on a month-to- month basis thereafter. Pursuant to the agreement as amended, the Company is to pay $18,000 per month, with $5,000 of such consulting fees being deferred and paid in RSUs to the President of the Company through and including the month that a Phase I Capital Raise transaction is completed by the Company not later than March 31, 2016, at which time the deferral ends. The pricing for such RSUs will be determined based on the average closing price of the Company’s common shares for the last ten days of the calendar quarter in which such RSUs accrued. Phase I Capital Raise is defined as the following:

(i)	Raising in the aggregate $10,000,000 in one or a series of capital raises, the calculation of which commences June 15, 2013; or

(ii)	A farm out or other infusion of capital for the project (under a financing or other arrangement) in an amount of $20,000,000 or greater.

If the Phase I Capital Raise is completed on or before March 31, 2016, the President would also be issued 300,000 fully vested RSUs, which will be subject to a minimum two year hold period upon completion of this financing. The Company will issue the President 100,000 fully vested RSUs upon each anniversary of this agreement dated upon completion of the financing so long as the agreement remains in effect. If the Company completes any additional cash financing of $10,000,000 or more in addition to the first $10,000,000 of equity financing, the Company will issue the President 250,000 fully vested RSUs upon the first subsequent capital raise and 200,000 upon completion of a second subsequent capital raise.

11.	Segmented Information

The Company’s operations are in the resource industry in Canada and Bulgaria. Geographical information is as follows:

December 31, 2014
	Canada	Bulgaria	Total
Oil and gas properties	$—	$2,195,157	$2,196,157

December 31, 2013
	Canada	Bulgaria	Total
Restricted cash	$2,300	$—	$2,300
Oil and gas properties	—	1,206,201	1,206,201

12.	Income Taxes

The Company has net operating losses carried forward of $9,873,512 available to offset taxable income in future years which expires beginning in fiscal 2014.

The Company is subject to United States federal and state income taxes at a rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	2014	2013
Income tax at statutory rate	$(296,747)	$(234,786)
Permanent differences and other	810	88,366
Removal of losses from disposal of subsidiary	—	3,199,681
Valuation allowance change	295,937	(3,053,261)

Income tax provision	$—	$—

The significant components of deferred income tax assets and liabilities as at December 31, 2014 and 2013 are as follows:

	2014	2013
Net operating losses carried forward	$3,356,994	$1,309,952
Oil and gas properties	125,566	125,566
Stock compensation expense	44,401	—
Property and equipment	377	377

Total deferred income tax assets	3,527,338	1,435,895
Valuation allowance	(3,527,338)	(1,435,895)

Net deferred income tax asset	$—	$—

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS AND FINANCIAL DISCLOSURE

In connection with the ongoing transition of the primary offices and operations Company to Dallas, Texas, effective December 15, 2014, the Board of Directors of the Company dismissed Saturna Group Chartered Accountants LLP (“Saturna”) as the independent auditors for the Company and its subsidiaries.

Saturna’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Saturna on the consolidated financial statements of the Company for either of the past two years and through December 15, 2014 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through December 15, 2014: (i) there have been no disagreements with Saturna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Saturna, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Saturna did not advise the Company of any of the events requiring reporting in the Form 8-K filed on December 16, 2014.

Effective December 15, 2014, the Board of Directors ratified and approved the Company’s engagement of Whitley Penn LLP (“WP”) as independent auditors for the Company and its subsidiaries.

During the years ended December 31, 2013 and 2012 and through December 15, 2014, neither the Company nor anyone on its behalf consulted with WP regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

ITEM 9A.	CONTROLS AND PROCEDURES Evaluation of Disclosure Controls and Procedures

We carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of December 31, 2014 (the “Evaluation Date”). This evaluation was carried out under the supervision and with the participation of our Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”). Based upon that evaluation, we concluded that our disclosure controls and procedures were effective.

Therefore, we believe that our consolidated financial statements contained in our Form 10-K for the year ended December 31, 2014 fairly present our financial condition, results of operations and cash flows in all material respects.

Changes in Internal Control over Financial Reporting

There were changes in our internal control over financial reporting that occurred during our last fiscal year that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Our management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the Commission that permit us to provide only the management’s report in this Annual Report.

Changes in Internal Control over Financial Reporting

There were no changes to our internal control over financial reporting, other than those mentioned above, that occurred during the last quarter of our fiscal year ended December 31, 2014, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Management’s Annual Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectivemess to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2014. In making this assessment, management used the criteria set forth in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission in “Internal Control—Intergrated Framework”. Based on this assessment, our management concluded that, as of December 31, 2014, our internal control over financial reporting was effective based on those criteria.

ITEM 9B.	OTHER INFORMATION

Not applicable.

PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE Directors and Executive Officers

The following table and information that follows sets forth the names and positions of our directors and executive officers as at December 31, 2014:

Name	Current Office with Company	Since
Scott C. Larsen	President, Chief Executive Officer and Director	October 29, 2013 (Director); November 1, 2013 (President and CEO)
Ijaz Kahn	Director	October 29, 2013
Art Halleran	Director	October 4, 2011
David M. Thompson	Director	October 29, 2013
Charles Michel	Chief Financial Officer	September 15, 2014

A description of the business background of our directors and executive officers is set out in Item 1 under “Employees and Directors”.

Term of Office

All of our directors hold office until the next annual shareholders meeting or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their earlier death, retirement, resignation or removal.

Significant Employees

There are no employees; all officers of the Company are acting on a consultant basis.

Family Relationships

There are currently no family relationships between any of the members of our Board of Directors or our executive officers.

Committees of the Board of Directors

Our Company does not currently have any committees of our Board of Directors.

Involvement in Certain Legal Proceedings

There are currently no legal proceedings to which any of our directors or executive officers is a party adverse to us or in which any of our directors or executive officers has a material interest adverse to us.

Compliance with Section 16 of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the executive officers and directors, and persons who beneficially own more than ten percent (10%) of our equity securities (“10% shareholders”), to file reports of ownership and changes in ownership with the Commission. Executive officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. We have received copies of such forms from our executive officers and directors, and from the following 10% shareholders: Parvez Tyab Family Trust, Aura Oil Holdings Ltd., and Century House Holdings Ltd. During the fiscal year ended December 31, 2014, these filings were made on a timely basis by our executive officers, directors and 10% shareholders, except as follows: Taisiia Popova (2 late reports), Scott Larsen (2 late reports), Arthur Halleran (2 late reports, 3 late transactions), Ijaz Khan (1 late report), David Thompson (2 late reports), Century House Holdings Ltd. (7 late reports, 22 late transactions), Aura Oil Holdings Ltd. (2 late reports, 7 late transactions), and Parvez Tyab Family Trust (2 late reports). Two other shareholders who were 10% shareholders during 2014 according to the Company’s records (but are not 10% shareholders as of December 31, 2014) have not filed a Form 3 reporting their ownership nor have they filed any other Section 16(a) forms: Cardaro Holdings Ltd. and World Upstream Energy DMMC.

ITEM 11.	EXECUTIVE COMPENSATION

Summary Compensation Table

Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a)	the person(s) serving as our Company’s principal executive officer during the year ended December 31, 2014;

(b)	each of our company’s two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended December 31, 2014, and whose total compensation exceeds $100,000 per; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended December 31, 2014;

(individually a “Named Executive Officer” and collectively the “Named Executive Officers”) are set out in the summary compensation table below.

Name and Principal Position	Year	Salary and management fees ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen- sation Earnings ($)	All Other Compensation ($)	Total ($)
Scott C. Larsen President & CEO(2)	2014 2013	$ $	156,000 37,000	$	— 15,000	$ $	45,529 12,000	$	— 80,873	— —	— —	— —	$ $	201,529 144,873

Taisiia Popova CFO(2)	2014 2013	$ $	31,875 20,879		$2,000 —		$4,200 —		— —	— —	— —	— —	$ $	38,075 20,879

Charles Michel CFO(2)	2014		$38,300		—		—		—	—	—	—		$38,300

Notes

(1)	This column represents the grant date fair value of stock options (or other stock-based awards) granted.
(2)	Ms. Popova was the CEO of the Company in 2013 until Mr. Larsen’s appointment as CEO on November 1, 2013. Ms. Popova was the CFO of the Company in 2014 until Mr. Michel’s appointment as CFO on September 15, 2014.

Outstanding Equity Awards as of December 31, 2014

The following table summarizes the outstanding equity awards as of December 31, 2014 for each of our Named Executive Officers:

		Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott C. Larsen*	600,000 400,000	—	—	0.23 0.10	4-30-2018 10-30-2016	— — —	— — —	— — 203,571	— — 45,529
Taisiia Popova	—	—	—	—	—	—	—	—	—

*	Held through Larsen Energy Consulting Inc.

Compensation of Directors

		Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ijaz Kahn	100,000 50,000	— —	— —	0.23 0.235	10-31-2016 1-1-2017	— —	— —	— —	— —
Arthur Halleran	300,000 50,000 50,000	— — —	— — —	0.10 0.23 0.235	11-20-2016 10-31-2016 1-1-2017	— — —	— — —	— — —	— — —
David Thompson	100,000 50,000	— —	— —	0.23 0.235	10-31-2016 1-1-2017	— —	— —	— —	— —

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

On November 1, 2013 (as amended on August 1, 2014 and March 27, 2015), the Company entered into an agreement with the President of the Company and a company controlled by the President of the Company with a term of two years effective September 1, 2013. The term will renew on a month-to-month basis thereafter. Pursuant to the agreement as amended, the Company is to pay $18,000 per month, with $5,000 of such consulting fees being deferred and paid in RSUs to the President of the Company through and including the month that a Phase I Capital Raise transaction is completed by the Company not later than March 31, 2016, at which time the deferral ends. The pricing for such RSUs will be determined based on the average closing price of the Company’s common shares for the last ten days of the calendar quarter in which such RSUs accrued. Phase I Capital Raise is defined as the following:

(iii)	Raising in the aggregate $10,000,000 in one or a series of capital raises, the calculation of which commences June 15, 2013; or

(iv)	A farm out or other infusion of capital for the project (under a financing or other arrangement) in an amount of $20,000,000 or greater.

There are no other employment contracts or related arrangements with our executive officers.

ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information as of December 31, 2014 regarding the beneficial ownership of our common stock by:

•	each person who is known by us to beneficially own more than 5% of our shares of common stock known to us; and

•	each Named Executive Officer, each director and all of our directors and Named Executive Officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 45,624,427 shares of common stock outstanding as of December 31, 2014.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following December 31, 2014, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person, and (ii) Charles Michel, the CFO of the Company, does not own any Company common stock and therefore is not listed below.

	As of December 31, 2014
Name and Address of Beneficial Owner	Shares		Percent(1)
Parvez Tyab Family Trust 1034-55 Stewart St. Toronto, Ontario, Canada	9,234,605	(2)	19.3

Aura Oil Holdings Ltd. 2nd Floor 25 Church Street Hamilton, Bermuda	6,963,100	(2)	15.2

Cardaro Holdings Ltd. 753 Cardero Street, Vancouver, BC, Canada	4,000,000	(2)	8.4

Century House Holdings Limited 2nd Floor 25 Church Street Hamilton, Bermuda	11,467,533	(2)	23.3

World Upstream Energy DMMC PO Box 76326, Dubai, UAE	4,000,000	(2)	8.4

Scott C. Larsen 2200 Ross Ave., Suite 4500E, Dallas, TX 75201	2,200,000	(2)(3)	4.7

Arthur Halleran 2200 Ross Ave., Suite 4500E, Dallas, TX 75201	400,000	(2)	0.9

Ijaz Kahn 2200 Ross Ave., Suite 4500E, Dallas, TX 75201	650,000	(2)	1.4

David Thompson 2200 Ross Ave., Suite 4500E, Dallas, TX 75201	750,000	(2)	1.6

Named Executive Officers and Directors as a Group	4,000,000	(2)(3)	8.3

Notes

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of common shares actually outstanding on December 31,2014.
(2)	Includes warrants, restricted stock units and/or options to acquire common stock exercisable within 60 days, as follows: Parvez Tyab Family Trust—2,200,000 warrants; Aura Oil Holdings Ltd.—300,000 warrants; Cardaro Holdings Ltd—2,000,000 warrants; Century House Holdings Limited—3,500,000 warrants; World Upstream Energy DMMC—2,000,000 warrants; Scott C. Larsen—500,000 warrants and 1,000,000 options; Arthur Halleran—400,000 options; Ijaz Khan—250,000 warrants and 150,000 options; David Thompson— 250,000 warrants and 150,000 options. Each warrant is exercisable into one share of the Company’s common stock for a period of 36 months from August 30, 2013 at a price of $0.20 per share.
(3)	Includes 600,000 options held by Larsen Energy Consulting Inc.

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the transactions described herein, since the beginning of our last two fiscal years, none of our directors, executive officers or principal shareholders, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years.

Related party transactions are in the normal course of operations, occurring on terms and conditions that are similar to those of transactions with unrelated parties.

Compensatory Arrangements

Compensation to all officers of the Company is paid through consulting agreements described under “Executive Compensation.” We have no other transactions, directly or indirectly, with our promoters, directors, executive officers, which have materially affected or will materially affect us.

Director Independence

Directors Halleran, Thompson and Khan are considered independent directors under SEC rules and as defined by Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Director Larsen is not considered an independent director under those rules.

ITEM 14.	PRINCIPAL ACCOUNTING FEES AND SERVICES

In connection with the ongoing transition of the primary offices and operations of Company to Dallas, Texas, effective December 15, 2014, the Board of Directors of the Company dismissed Saturna Group Chartered Accountants LLP (“Saturna”) as the independent auditors for the Company and its subsidiaries.

Saturna performed the services listed below and was paid the fees listed below for the fiscal years ended December 31, 2014 and December 31, 2013:

Audit Fees

2014	2013
Usd$35,340	Cdn$33,900

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of interim financial statements included in quarterly reports, services performed in connection with filings with the SEC and related comfort letters and other services that are normally provided by Saturna in connection with statutory and regulatory filings or engagements.

Audit Related Fees

2014	2013
None	None

Tax Fees

2014	2013
None	Cdn$9,000

Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

2014	2013
None	None

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our entire Board of Directors acts as our audit committee, and has assumed responsibility for the pre-approval of audit and permitted non-audit services to be performed by our Company’s independent auditor. The audit committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the Company’s independent auditor. Thereafter, the audit committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the Company’s independent auditor that are not encompassed by the audit committee’s annual pre-approval and are not prohibited by law.

PART IV

ITEM 15.	EXHIBITS

Articles of Incorporation and Bylaws
3.1	Articles of Incorporation(1)
3.2	Amended and Restated Bylaws(2)
3.3	Certificate of Change Effective August 31, 2009(3)
3.4	Certificate of Change Effective March 24, 2010(4)

Material Contracts
10.01	Larsen Energy Consulting Inc. Agreement dated May 1, 2013(5)
10.02	Overgas Data and Consulting Agreement dated July 11, 2013(6)
10.03	Larsen Energy Consulting Inc. Agreement dated November 1, 2013(7)
10.04	De-registration of 2007 stock option plan dated December 27, 2013(8)
10.05	2011 Stock option plan dated November 21, 2011(9)
10.06	2013 Long-Term Equity Incentive Plan effective October 29, 2013(10)
10.07	First Amendment to the Larsen Energy Consulting Inc. Agreement dated August 1, 2014(11)

Subsidiaries of the Small Business Issuer
21.1	Subsidiaries of Small Business Issuer:

Certifications

31.1	Certification of Chief Financial Officer pursuant to Rule 13a-14 and Rule 15d-14(a), promulgated under the Securities and Exchange Act of 1934, as amended
31.2	Certification of Chief Executive Officer pursuant to Rule 13a-14 and Rule 15d-14(a), promulgated under the Securities and Exchange Act of 1934, as amended
32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Notes

(1)	Incorporated by reference from our Current Report on Form 8-K/A, filed with the SEC on August 8, 2007.
(2)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on January 17, 2014.
(3)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on September 3, 2009.
(4)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on March 29, 2010.
(5)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on July 18, 2013.
(6)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on July 18, 2013.
(7)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on November 7, 2013.
(8)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on January 17, 2014.
(9)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on November 25, 2011.
(10)	Incorporated by reference from our Schedule 14A filed on September 27, 2013.
(11)	Incorporated by reference from our Current Report on Form 8-K, filed with the SEC on August 6, 2014.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARK PLACE ENERGY CORP.

By:	/s/ Scott C. Larsen
Scott C. Larsen
President, Chief Executive Officer and a Director
Date: March 31, 2015

In accordance with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PARK PLACE ENERGY CORP.

By:	/s/ Scott C. Larsen
Scott C. Larsen
President, Chief Executive Officer and a Director
Date: March 31, 2015

By:	/s/ Ijaz Kahn
Ijaz Kahn
Director
Date: March 31, 2015

By:	/s/ David Thompson
David Thompson
Director
Date: March 31, 2015

By:	/s/ Arthur Halleran
Arthur Halleran
Director
Date: March 31, 2015

By:	/s/ Charles Michel
Charles Michel
Chief Financial Officer
Date: March 31, 2015

Annex F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2015

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                      to

Commission File Number: 000-51712

PARK PLACE ENERGY CORP.

(Exact name of small business issuer as specified in its charter)

Nevada	71-0971567
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Ross Ave., Suite 4500E Dallas, TX USA	75201
(Address of principal executive offices)	(Zip Code)

(214) 220-4340

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” “non-accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

State the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date: 45,731,482 shares of common stock as of August 10, 2015.

PARK PLACE ENERGY CORP.

Form 10-Q

2

PART I

Item 1. Financial Statements

PARK PLACE ENERGY CORP.

Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014
	(unaudited)
ASSETS
Current assets:
Cash	$792,178	$1,539,439
Receivables	3,666	6,307
Prepaid expenses and deposits	28,193	11,993

Total current assets	824,037	1,557,739
Oil and gas properties	2,508,759	2,196,157
Note receivable	38,570	—

Total assets	$3,371,366	$3,753,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$183,346	$268,862

Total liabilities	183,346	268,862

Commitments and contingencies
Stockholders’ equity:
Common stock Authorized: 250,000,000 shares, par value $0.00001 Issued and outstanding: 45,731,482 and 45,624,427 shares, respectively	457	456
Additional paid-in capital	17,270,587	17,072,916
Stock to be issued	—	46,116
Accumulated other comprehensive gain	1,079	558
Accumulated deficit	(14,084,103)	(13,635,012)

Total stockholders’ equity	3,188,020	3,485,034

Total liabilities and stockholders’ equity	$3,371,366	$3,753,896

See accompanying notes to consolidated financial statements.

3

PARK PLACE ENERGY CORP.

Consolidated Statements of Operations

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Expenses
General and administrative	$194,588	$193,786	$411,019	$367,471

Total expenses	194,588	193,786	411,019	367,471

Loss before other expenses	(194,588)	(193,786)	(411,019)	(367,471)

Other income (expenses)
Foreign exchange gain (loss)	11,017	(5,337)	(38,072)	(9,083)

Total other income (expenses)	11,017	(5,337)	(38,072)	(9,083)

Net loss for the period	$(183,571)	$(199,123)	$(449,091)	$(376,554)

Loss per share, basic and diluted	$(0.00)	$(0.01)	$(0.01)	$(0.01)

Weighted average number of shares outstanding	45,731,482	36,579,877	45,728,525	34,982,907

See accompanying notes to consolidated financial statements.

PARK PLACE ENERGY CORP.

Consolidated Statements of Comprehensive Loss

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net loss for the period	$(183,571)	$(199,123)	$(449,091)	$(376,554)
Other comprehensive income (loss):
Foreign currency cumulative translation adjustment	(122)	—	521	—

Comprehensive loss for the period	$(183,693)	$(199,123)	$(448,570)	$(376,554)

See accompanying notes to consolidated financial statements.

4

PARK PLACE ENERGY CORP.

Consolidated Statement of Stockholders’ Equity

(unaudited)

	Common Stock		Additional paid-in capital	Stock to be issued	Accumulated other comprehensive income	Accumulated deficit	Total
	Shares	Amount
Balance, December 31, 2014	45,624,427	$456	$17,072,916	$46,116	$558	$(13,635,012)	$3,485,034
Issuance of restricted shares	107,055	1	46,115	(46,116)	—	—	—
Stock-based compensation expense	—	—	44,189	—	—	—	44,189
Restricted stock issued for oil and gas properties	—	—	107,367	—	—	—	107,367
Currency translation adjustment	—	—	—	—	521	—	521
Net loss	—	—	—	—	—	(449,091)	(449,091)

Balance, June 30, 2015	45,731,482	$457	$17,270,587	$—	$1,079	$(14,084,103)	$3,188,020

See accompanying notes to consolidated financial statements.

5

PARK PLACE ENERGY CORP.

Consolidated statements of cash flows

(unaudited)

	Six Months Ended
	June 30,
	2015	2014
Operating activities:
Net loss for the period	$(449,091)	$(376,554)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	44,189	48,517
Changes in operating assets and liabilities:
Receivables	2,641	89,801
Prepaid expenses and deposits	(16,200)	(13,080)
Accounts payable and accrued liabilities	(101,960)	18,165

Net cash used in operating activities	(520,421)	(233,151)

Investing activities:
Issuance of note receivable	(38,570)	—
Oil and gas properties expenditures	(188,791)	(387,541)

Net cash used in investing activities	(227,361)	(387,541)

Financing activities:
Proceeds from issuance of common stock / stock subscriptions received	—	2,505,000

Net cash provided by financing activities	—	2,505,000

Effect of exchange rate changes on cash and cash equivalents	521	—

Change in cash	(747,261)	1,884,308
Cash, beginning of period	1,539,439	32,782

Cash, end of period	$792,178	$1,917,090

Non-cash investing and financing activities:
Oil and gas expenditures included in accounts payable	$16,444	$171,176
Restricted stock issued for oil and gas properties	$107,367	$—
Stock issued for subscription receivable	$46,116	$2,624

See accompanying notes to consolidated financial statements.

6

PARK PLACE ENERGY CORP.

Notes to the Consolidated Financial Statements

(Expressed in US dollars)

(unaudited)

1)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

These consolidated financial statements are unaudited and have been prepared from the books and records of Park Place Energy Corp. and its consolidated subsidiary (“Park Place”, the “Company”, “we”, or “our”). In our opinion, all normal and recurring adjustments necessary for a fair presentation of the financial position of the Company as of June 30, 2015, and the results of operations for the three and six months ended June 30, 2015 and 2014, and cash flows for the six months ended June 30, 2015 and 2014, have been made in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated. These interim financial statements and notes are condensed as permitted by the instructions to Form 10-Q and should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 2014.

(b)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

(c)	Loss Per Share

The Company computes loss per share of Company stock in accordance with ASC 260 (“Earnings per Share”), which requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing the loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method. In computing diluted EPS, the average stock price for the period is used in determining the potential dilutive effect of outstanding stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. For the three and six months ended June 30, 2015 and 2014, the Company had 14,527,116 and 14,450,563 potentially dilutive shares outstanding, respectively, and 13,050,000 and 13,050,000, respectively.

2.	Oil and Gas Properties

	June 30, 2015	December 31, 2014
Unproven properties
Bulgaria	$2,508,759	$2,196,157

The Company holds a 98,205 acre oil and gas exploration claim in the Dobrudja Basin located in northeast Bulgaria. The Company intends to conduct exploration for natural gas and test production activities over a five year period in accordance with or exceeding its minimum work program obligation. The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). The Company is required to drill 10,000 meters (approximately 32,800 feet) of new wellbore (which may be vertical, horizontal or diagonal) and conduct

7

other exploration activities during the initial term. The Company intends to commence its work program efforts once it receives all regular regulatory approvals of its work programs.

3.	Note Receivable

In April 2015, the Company loaned $38,570 to a Bulgarian company pursuant to a revolving credit facility, enabling such Bulgarian company to buy and manage land in Bulgaria to be leased by the Company for future well sites. The credit facility has a maximum loan obligation of BGN 1,000,000 ($567,200 at June 30, 2015), bears interest at 6.32%, has a five-year term and is secured by the land the Bulgarian company buys. Payment on the facility is due the earlier of the end of the five-year term (April 6, 2020) or demand by the Company.

4.	Common Stock

In January 2015, the Company issued 107,055 shares of common stock upon the vesting of restricted stock units.

5.	Stock Options

On April 1, 2015, the Company granted 150,000 stock options at an exercise price of $0.14 per share to directors of the Company. Such option agreements are their annual compensation. The following table summarizes the Company’s stock options as of June 30, 2015.

	Number of options	Weighted average exercise price	Weighted average fair value	Aggregate intrinsic value
Outstanding, December 31, 2014	2,100,000	$0.17	$0.14	$—
Granted	150,000	0.14	0.14	—
Expired	—	—	—	—

Outstanding, June 30, 2015	2,250,000	$0.17	$0.14	$31,500

Additional information regarding stock options as of June 30, 2015, is as follows:

	Outstanding			Exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.10	1,050,000	2.2	$0.10	1,050,000	$0.10
$0.14	150,000	2.8	$0.14	150,000	$0.14
$0.20	100,000	1.5	$0.20	50,000	$0.20
$0.23-0.235	850,000	1.4	$0.23	825,000	$0.23
$0.28	100,000	2.1	$0.28	50,000	$0.28

	2,250,000	2.0	$0.17	2,125,000	$0.16

The fair value of stock options vested during the six months ended June 30, 2015 and 2014 was $20,729 and $48,517, respectively, which was recorded as stock-based compensation and charged to operations.

8

6.	Restricted Stock Units

During six months ended June 30, 2015, the Company granted restricted stock units (“RSUs”) with vesting periods ranging from seventeen to twenty months. Officers of the Company were granted 362,030 RSUs with a fair value of $48,505. Expense related to RSUs is recognized ratably over the vesting period.

	Number of restricted stock units	Weighted average fair value per award
Balance, December 31, 2014	887,422	$0.25
Issued	670,725	$0.14
Vested	—	$—

Balance, June 30, 2015	1,558,147	$0.20

During the six months ended June 30, 2015 and 2014, stock compensation expense related to vested restricted stock units was $23,460 and $0, respectively. During the six months ended June 30, 2015, $107,367 related to grants of restricted stock was charged to oil and gas properties ($0 for the prior year period).

At June 30, 2015 unrecognized compensation expense related to RSUs totaled $34,913 that will be recognized over a weighted average period of approximately ten months.

7.	Segmented Information

The Company’s operations are in the resource industry in Bulgaria with head offices in the United States and a satellite office in Sofia, Bulgaria. The Company operates as a single reportable segment and its oil and gas properties are located in Bulgaria.

8.	Income Taxes

The Company is subject to United States federal and state income taxes at a rate of 34%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Benefit at statutory rate	$(62,414)	$(67,702)	$(152,691)	$(128,028)
Permanent differences and other:	517	—	678	—
Valuation allowance change	61,897	67,702	152,013	128,028

Income tax provision	$—	$—	$—	$—

9

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) is intended to provide readers of our financial statements with a narrative from the perspective of our management on our financial condition, results of operations, liquidity, and certain other factors that may affect our future results. Our MD&A is presented in the following sections:

•	Executive Summary

•	Results of Operations

•	Liquidity and Capital Resources

•	Recent Accounting Pronouncements

•	Forward-Looking Statements.

Our MD&A should be read in conjunction with our unaudited financial statements of Park Place Energy Corp. (“Park Place”, Company”, “we”, and “our”) and related Notes in Part I, Item 1 of the Quarterly Report on Form 10-Q and Item 8, Financial Statements and Supplementary Data, of the Annual Report on Form 10-K for the year ended December 31, 2014.

Our website can be found at www.parkplaceenergy.com. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed with or furnished to the U.S. Securities and Exchange Commission (“SEC”), pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (“Exchange Act”), can be accessed free of charge by linking directly from our website under the “Investor Relations—SEC Filings” caption to the SEC’s Edgar Database.

Executive Summary

Park Place is an energy company engaged in oil and gas exploration in Bulgaria.

The Company holds a 98,205 acre oil and gas exploration claim in the Dobrudja Basin located in northeast Bulgaria. The Company intends to conduct exploration for natural gas and test production activities over a five year period in accordance with or exceeding its minimum work program obligation. The Company’s commitment is to perform geological and geophysical exploration activities in the first 3 years of the initial term (the “Exploration and Geophysical Work Stage”), followed by drilling activities in years 4 and 5 of the initial term (the “Data Evaluation and Drilling Stage”). The Company is required to drill 10,000 meters (approximately 32,800 feet) of new wellbore (which may be vertical, horizontal or diagonal) and conduct other exploration activities during the initial term. The Company intends to commence its work program efforts once it receives all regular regulatory approvals of its work programs.

On August 26, 2014, the Bulgarian environmental agency approved the Company’s overall work program and first year annual work program. A number of parties appealed the decision of the environmental agency. An appeals proceeding has been commenced before an administrative judge panel and an initial hearing was held on May 20, 2015. At the May 20, 2015 meeting, the administrative judge panel postponed any consideration of the appeal. The next hearing is scheduled for October 26, 2015. The Company is participating in that proceeding as an interested party. The Company is continuing its data gathering, evaluation and planning, is acquiring the land for future well sites and is performing an environmental baseline survey of the license area. The initial term of the License Agreement will not begin until (i) the appeals proceeding is completed and the decision upheld and (ii) the Bulgarian energy agency has approved the Company’s work programs.

The Company announced its intention to undergo a corporate restructuring that will include the creation of a new parent Delaware holding company. For the restructuring, the Company has created a new Delaware corporation, Park Place Energy Inc. (“PPE Inc.”), as a wholly owned subsidiary of the Company, and a new Nevada

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corporation that is a wholly owned subsidiary of PPE Inc. Upon stockholder approval, the Nevada subsidiary of PPE Inc. will be merged with the Company so that the Company will become the wholly-owned subsidiary of PPE Inc., and PPE Inc. will become the publicly traded parent holding company. In connection with the restructuring, the Company’s outstanding shares of common stock will automatically be converted into the same number of shares of common stock of PPE Inc. The stockholders of the Company will automatically become the stockholders of PPE Inc. and will own the same number of shares of PPE Inc. common stock that they owned of the Company common stock immediately prior to the restructuring.

The restructuring is conditioned upon, among other things, receiving stockholder approval at a special meeting. Accordingly, PPE Inc. has filed a Registration Statement on Form S-4 (File No. 333-205771) and the Company will also file a Proxy Statement/Prospectus. Upon SEC approval of this Proxy Statement/Prospectus, it will be mailed to stockholders and a special meeting date will be set. At this time, the Company expects the special meeting to be held in September 2015.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED RESTRUCTURING AND RELATED MATTERS. STOCKHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND PPE INC. THROUGH THE SEC WEBSITE AT WWW.SEC.GOV.

Results of Operations

The following summary of our results of operations should be read in conjunction with our unaudited consolidated financial statements for the periods ended June 30, 2015 and 2014, which are included herein.

Revenue

We are a pre-revenue stage company, and our future revenues depend upon successful exploration of oil and gas assets.

Expenses

For the three months ended June 30, 2015, our general and administrative expenses remained flat over the comparable prior year period. For the six months ended June 30, 2015, our general and administrative expenses increased to $411,019 from $367,471 for the same period in 2014. Our overhead increased due to the retention of more consultants and increased general activity of the Company over the last year. The activities have involved review and evaluation of potential oil and gas acquisitions and preparing for the recently announced corporate restructuring.

Other Expense

Foreign exchange rate fluctuations resulted in a gain of $11,017 for the three months ended June 30, 2015 compared to an expense of $5,337 for the three months ended June 30, 2014. For the six months ended June 30, 2015 and 2014, other expenses were $38,072 and 9,083, respectively, due to a foreign exchange loss.

Loss

Our net loss for the three months ended June 30, 2015 was $183,571 compared to a loss of $199,123 for the three months ended June 30, 2014. The decrease in net loss was primarily due foreign exchange gain for the period. Our net loss for the six months ended June 30, 2015 was $449,091 compared to a loss of $376,554 for the six months ended June 30, 2014. The increase in net loss was a result of the increase in expenses described above.

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Liquidity and Capital Resources

The following table summarizes our liquidity position:

	June 30, 2015 (Unaudited)	December 31, 2014
Cash	$792,178	$1,539,439
Working capital	640,691	1,288,877
Total assets	3,371,366	3,753,896
Total liabilities	183,346	268,862
Stockholders’ equity	3,188,020	3,485,034

Cash Used in Operating Activities

We used net cash of $520,421 in operating activities for the six months ended June 30, 2015 compared to $233,151 for the six months ended June 30, 2014 primarily due to increased activities relating to the appeals of the work programs in Bulgaria and costs associated with evaluation of potential acquisitions for the six months ended June 30, 2015.

Cash Flow from Investing Activities

Net cash used in investing activities for the six months ended June 30, 2015 was $227,361 compared to net cash use of $387,541 for the six months ended June 30, 2014. This decrease was primarily due to decreased expenditures on the Bulgarian project partially offset by an investment in note receivable.

Cash Provided By Financing Activities

We have funded our business to date primarily from sales of our common stock through private placements. We did not have any common stock sales during the first half of 2015. For the six months ended June 30, 2014, cash provided by financing activities was $2,505,000.

Future Operating Requirements

Based on our current plan of operations, we estimate that we will require approximately $590,000 to pursue our plan of operations for the remainder of 2015.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Contractual Obligations

See Executive Summary section above for information about the Company’s contractual obligations.

Recent Accounting Pronouncements

See Note 1 of the Consolidated Financial Statements for information about recent accounting pronouncements.

Forward-Looking Information

Certain statements in this Quarterly Report on Form 10-Q constitute “forward-looking statements” within the meaning of applicable U.S. securities legislation. Additionally, forward-looking statements may be made orally or in press releases, conferences, reports, on our website or otherwise, in the future, by us or on our behalf. Such

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statements are generally identifiable by the terminology used such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words.

By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors that may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements, including the factors discussed under Item 1A. Risk Factors in our most recent Annual Report on Form 10-K. Such factors include, but are not limited to, the following: fluctuations in and volatility of the market prices for oil and natural gas products; the ability to produce and transport oil and natural gas; the results of exploration and development drilling and related activities; global economic conditions, particularly in the countries in which we carry on business, especially economic slowdowns; actions by governmental authorities including increases in taxes, legislative and regulatory initiatives related to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflicts; the negotiation and closing of material contracts; future capital requirements and the availability of financing; estimates and economic assumptions used in connection with our acquisitions; risks associated with drilling, operating and decommissioning wells; actions of third-party co-owners of interests in properties in which we also own an interest; our ability to effectively integrate companies and properties that we acquire; our limited operating history; our history of operating losses; our lack of insurance coverage; and the other factors discussed in other documents that we file with or furnish to the U.S. Securities and Exchange Commission. The impact of any one factor on a particular forward-looking statement is not determinable with certainty as such factors are interdependent upon other factors and our course of action would depend upon our assessment of the future, considering all information then available. In that regard, any statements as to: future oil or natural gas production levels; capital expenditures; the allocation of capital expenditures to exploration and development activities; sources of funding for our capital expenditure programs; drilling of new wells; demand for oil and natural gas products; expenditures and allowances relating to environmental matters; dates by which certain areas will be developed or will come on-stream; expected finding and development costs; future production rates; ultimate recoverability of reserves, including the ability to convert probable and possible reserves to proved reserves; dates by which transactions are expected to close; future cash flows, uses of cash flows, collectability of receivables and availability of trade credit; expected operating costs; changes in any of the foregoing and other statements using forward-looking terminology are forward-looking statements, and there can be no assurance that the expectations conveyed by such forward-looking statements will, in fact, be realized.

Although we believe that the expectations conveyed by the forward-looking statements are reasonable based on information available to us on the date such forward-looking statements were made, no assurances can be given as to future results, levels of activity, achievements or financial condition.

Readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, as well as others not now anticipated. The foregoing statements are not exclusive and further information concerning us, including factors that potentially could materially affect our financial results, may emerge from time to time. We do not intend to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

Not applicable because we are a smaller reporting company.

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Item 4. Controls and Procedures

Evaluation of Disclosure of Controls and Procedures

We carried out an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of June 30, 2015 (the “Evaluation Date”). This evaluation was carried out under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer. Based upon that evaluation, we concluded that our disclosure controls and procedures were effective.

We believe that our consolidated financial statements contained in our Quarterly Report on Form 10-Q for the periods ended June 30, 2015 fairly present our financial condition, results of operations and cash flows in all material respects.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings

We are not currently involved in any legal proceedings and we are unaware of any pending proceedings, except that the Company is a participant as an interested party in opposition to the appeals that have been filed in Bulgaria against the Bulgarian environmental agency that approved the Company’s overall work program and first year annual work program.

Item 1A. Risk Factors

Not applicable because we are a smaller reporting company. See risk factors described in Item 1A of the Company’s most recent Annual Report on Form 10-K.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3. Defaults Upon Senior Securities

None.

Item 4. Mining Safety Disclosures

Not applicable.

Item 5. Other Information

None

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Item 6. Exhibits

31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14 and Rule 15d-14(a), promulgated under the Securities and Exchange Act of 1934, as amended

31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14 and Rule 15d-14(a), promulgated under the Securities and Exchange Act of 1934, as amended

32.1	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

101	The Company’s unaudited Condensed Consolidated Financial Statements and related Notes for the periods ended June 30, 2015 from this Quarterly Report on Form 10-Q, formatted in XBRL (eXtensible Business Reporting Language).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PARK PLACE ENERGY CORP.

By:	/s/ “Scott C. Larsen”
Scott C. Larsen
President and CEO (Principal Executive Officer)
Date: August 14, 2015

By:	/s/ “Charles Michel”
Charles Michel
Chief Financial Officer (Principal Financial Officer)
Date: August 14, 2015

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PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF

PARK PLACE ENERGY CORP.

to be held at

THE EXECUTIVE CONFERENCE CENTER,

40TH FLOOR, 2200 ROSS AVENUE, DALLAS, TEXAS 75201

on November 11, 2015 at 10:00 a.m. (Central Time)

(the “Meeting”)

The undersigned stockholder (“Registered Stockholder”) of Park Place Energy Corp. (“PPEC”) hereby appoints, Scott C. Larsen and Francis M. Munchinski, officers of PPEC, or either of them acting singly, or in the place of the foregoing,                      [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of PPEC registered in the name of the Registered Stockholder as specified herein.

☐	Please check this box only if you intend to attend and vote at the Meeting

To assist PPEC in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m. November 11, 2015 (1) by mail using the enclosed envelope (you must add proper postage), (2) by facsimile to the attention of the Corporate Secretary at (214) 220-4349, or (3) by electronic mail to the attention of the Corporate Secretary at contact@parkplaceenergy.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PPEC.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: To approve the Reincorporation Proposal, which constitutes approval of the agreement and plan of merger, pursuant to which PPEC will merge with and into a wholly owned subsidiary of Park Place Energy Inc. and each outstanding share of common stock of PPEC (other than shares held by stockholders that properly exercise dissenters’ rights), will be converted into one share of common stock of Park Place Energy Inc.

FOR    ☐             AGAINST    ☐            ABSTAIN    ☐

PROPOSAL 2: To approve the Incentive Plan Proposal, which constitutes approval of the assumption by Hold Co. of (i) PPEC’s 2013 Long-Term Equity Incentive Plan (including the existing share reserves under the plan), which was previously approved by its stockholders, (ii) PPEC’s 2011 Stock Option Plan (including the existing share reserves under the plan), and all the outstanding equity awards under both plans, and (iii) PPEC’s outstanding warrants

FOR    ☐             AGAINST    ☐            ABSTAIN    ☐

PROPOSAL 3: To approve the “adjournment proposal,” which will permit, if necessary, the adjournment of the Meeting to solicit additional proxies in favor of the Reincorporation Proposal and the Incentive Plan Proposal

FOR    ☐             AGAINST    ☐            ABSTAIN    ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted “FOR” each of the Proposals.

Date:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer’s capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)	appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)	appoint another proxyholder.

5.	The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

6.	Please do NOT send your stock certificate(s) representing your shares of PPEC common stock with your proxy card.

INSTRUCTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be RECEIVED at the office of Park Place Energy Corp., whose address and contact information appears below, by mail using the enclosed envelope (you must add proper postage), facsimile to the attention of the Corporate Secretary at (214) 220-4349, or electronic mail to the attention of the Corporate Secretary at contact@parkplaceenergy.com, at any time up to and including 10:00 a.m. (local time) on November 11, 2015, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

PARK PLACE ENERGY CORP.

2200 ROSS AVENUE, SUITE 4500E

DALLAS, TEXAS 75201

TELEPHONE: (214) 220-4340

FAX: (214) 220-4349